UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
F5, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of Fiscal Year
2025 Annual
Shareholders Meeting

MEETING DETAILS	Time and Date March 12, 2026 at 11:00 a.m. Pacific Time

Virtual Meeting Location This year is a virtual meeting at www.virtualshareholdermeeting.com/FFIV2026

Record Date January 6, 2026. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

ITEMS OF BUSINESS	1	To elect eight directors nominated by the Board of Directors of the Company to hold office until the Annual Meeting of Shareholders for fiscal year 2026;
	2	To approve the F5, Inc. 2026 Incentive Award Plan;
	3	To approve, on an advisory basis, the compensation of our named executive officers;
	4	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026; and
	5	To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

By Order of the Board of Directors,

ANGELIQUE M. OKEKE Secretary

Seattle, Washington January 26, 2026

Notice of Fiscal Year 2025 Annual Shareholders Meeting

Your Vote Is Important!
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, please promptly vote and submit your proxy by phone, over the Internet, or by signing, dating, and returning the accompanying proxy card in the enclosed, prepaid, return envelope or otherwise completing the appropriate voting instruction form. If you decide to attend the Annual Meeting and wish to vote virtually at the meeting, please see “Questions and Answers About the Annual Meeting and These Proxy Materials” below.

Important Notice Regarding the Availability of Proxy Materials for the Company’s
Annual Meeting of Shareholders on March 12, 2026.
The F5, Inc. Proxy Statement and 2025 Annual Report to Shareholders are available online at www.proxyvote.com and on our website at www.f5.com under the
“Company — Investor Relations — Financials” section.
Please do not return the enclosed paper ballot if you are voting over the Internet or by telephone.

WAYS TO VOTE	Vote by Internet www.proxyvote.com — 24 hours a day/7 days a week

Vote by Telephone 1-800-690-6903 via touch-tone — 24 hours a day/7 days a week

Vote Online During the Meeting See “Questions and Answers About the Annual Meeting and These Proxy Materials — How do I vote? — Voting “Virtually” at the Annual Meeting” below.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on March 11, 2026. Have your proxy card or notice in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.
Eastern Time on March 11, 2026. Have your proxy card or notice in hand when you call and then follow the instructions.
Your cooperation is appreciated since a majority of the shares of Company Common Stock entitled to vote must be represented at the virtual Annual Meeting, either in person or by proxy, to constitute a quorum for the conduct of business.
Please note that brokers may not vote your shares on the election of directors, on the vote to approve the 2026 F5, Inc. Incentive Award Plan or on the advisory vote on executive compensation, in the absence of your specific instructions as to how to vote. Please vote your proxy or provide your specific instructions to your broker so your vote can be counted.

Proxy Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1
Annual Meeting of Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1
Voting Matters and Vote Recommendation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1
Board & Governance Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2
Awards and Company Recognition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3
Fiscal Year 2025 Performance Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3
Compensation Policies and Practices Linked to Shareholder Value Creation and Risk Mitigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3
Director Nominees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5
Board Skills Matrix and Demographics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6
Questions and Answers About the Annual Meeting and These Proxy Materials	7
Why am I receiving these materials? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7
How does the Board of Directors recommend that I vote? . . . . . . . . . . . . . . . . . . . . . . .	7
Will there be any other items of business on the agenda? . . . . . . . . . . . . . . . . . . . . . . .	7
Who is entitled to vote at the Annual Meeting? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7
What constitutes a quorum, and why is a quorum required? . . . . . . . . . . . . . . . . . . . . .	7
What is the difference between holding shares as a shareholder of record and as a beneficial owner? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8
How do I vote? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8
Can I revoke or change my vote after I submit my proxy? . . . . . . . . . . . . . . . . . . . . . . .	9
What will happen if I do not vote my shares? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9
What if I do submit my proxy but do not specify how my shares are to be voted? . . .	9
What is the effect of an abstention or a “broker non-vote”? . . . . . . . . . . . . . . . . . . . . . .	9
What is the vote required for each proposal? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10
Why are we holding a virtual Annual Meeting? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10
How can I attend and participate in the Annual Meeting? . . . . . . . . . . . . . . . . . . . . . . . .	10
Can shareholders ask questions at the virtual Annual Meeting? . . . . . . . . . . . . . . . . . .	11
What if I have technical difficulties or trouble accessing the virtual meeting website during the check-in time or during the Annual Meeting? . . . . . . . . . . . . . . . . . . . . . . .	11
What happens if the Annual Meeting is adjourned or postponed? . . . . . . . . . . . . . . . . .	11
Who is making this proxy solicitation and paying for the costs of this proxy solicitation? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11
How can I find the results of the Annual Meeting? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11
Corporate Governance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12
Shareholder Engagement and Annual Advisory Vote . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12
Company and Governance Topics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13
Risk Oversight . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18
Compensation Committee Interlocks and Insider Participation . . . . . . . . . . . . . . . . . . .	19
Related Person Transactions Policy and Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . .	19
Certain Relationships and Related Person Transactions . . . . . . . . . . . . . . . . . . . . . . . .	20
Insider and Derivatives Trading and Hedging Policies and Arrangements . . . . . . . . . .	20
Code of Ethics for Senior Financial Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20
Meetings of the Board of Directors and Standing Committees; Attendance at Annual Meeting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	21
Board of Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	22
Director Independence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	22
Stock Ownership Guidelines for Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23
Nominees and Continuing Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	24
Director Nomination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	32
Communications with Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	34

Compensation of Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	34
Director Compensation for Fiscal Year 2025 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	35
Compensation Risk Assessment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	36
Compensation Committee Report . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	37
Executive Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	38
Compensation Discussion and Analysis . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	38
Factors to Consider . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	39
Compensation Policies and Practice Linked to Shareholder Value Creation and Mitigation of Risk . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	39
Fiscal Year 2025 Corporate Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	40
Executive Compensation Program Objectives and Compensation Philosophy . . . . . .	42
Shareholder Engagement and Annual Advisory Vote . . . . . . . . . . . . . . . . . . . . . . . . . . . .	42
Elements of Our Fiscal Year 2025 Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	43
How Each Element Fits into our Overall Compensation Objectives and Affects Other Elements of Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	43
Factors Considered by the Compensation Committee in Establishing Executive Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	50
Impact of Accounting and Tax Treatments of a Particular Form of Compensation . . .	53
Employment Contracts and Double-Trigger Change-of-Control Arrangements . . . . . .	53
Named Executive Compensation Tables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	54
Summary Compensation Table for Fiscal Year 2025 . . . . . . . . . . . . . . . . . . . . . . . .	54
Grants of Plan-Based Awards in Fiscal Year 2025 . . . . . . . . . . . . . . . . . . . . . . . . . .	56
Outstanding Equity Awards at September 30, 2025 . . . . . . . . . . . . . . . . . . . . . . . . .	58
Option Exercises and Stock Vested in Fiscal Year 2025 . . . . . . . . . . . . . . . . . . . . .	60
Potential Payments Upon Termination or Change of Control . . . . . . . . . . . . . . . . . . . . .	61
CEO Pay Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	64
Pay Versus Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	65
Report of the Audit Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	69
Fees Paid to PricewaterhouseCoopers LLP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	70
Audit Committee Pre-Approval Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	70
Annual Independence Determination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	70
Security Ownership of Certain Beneficial Owners and Management . . . . . . . . . .	71
Delinquent Section 16(a) Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	72
Equity Compensation Plan Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	73
Proposal 1: Election of Eight Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	75
Proposal 2: Approval of the 2026 Incentive Award Plan . . . . . . . . . . . . . . . . . . . . . .	76
Proposal 3: Advisory Vote to Approve Executive Compensation . . . . . . . . . . . . .	84
The Company’s Strong Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	84
Compensation and Governance Programs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	84
Proposal 4: Ratification of Independent Registered Public Accounting Firm . .	86
Other Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	87
Shareholder Proposals for the Annual Meeting for Fiscal Year 2026 . . . . . . . . . .	87
Information Referenced in this Proxy Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . .	88
Proxy Materials Are Available on the Internet . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	88
Householding of Proxy Materials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	89
Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	A-1

Fiscal Year 2025 Proxy Statement	1

Proxy Summary
F5, Inc. (“F5” or the “Company”) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company (the
“Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be
held on March 12, 2026, at 11:00 a.m., Pacific Time, in a virtual format through a live webcast at www.virtualshareholdermeeting.com/FFIV2026, and at any adjournments or postponements thereof (the “Annual Meeting”). As used herein, “we,” “us,” “our,” “F5” or the
“Company” refers to F5, Inc., a Washington corporation. Proxy materials are being made available and mailed to shareholders on or about January 26, 2026. The Company’s principal executive offices are located at 801 Fifth Avenue, Seattle, Washington 98104.
The Company’s telephone number at that location is 206-272-5555.
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

ANNUAL MEETING OF SHAREHOLDERS	Time and Date March 12, 2026 at 11:00 a.m. Pacific Time

Virtual Meeting Location This year is a virtual meeting at www.virtualshareholdermeeting.com/FFIV2026

Record Date January 6, 2026

Mailing Date Approximately January 26, 2026

Voting Shareholders as of the record date are entitled to vote. Each share of Company Common Stock is entitled to one vote for each director nominee and one vote for each of the proposals

	Proposal		Board Vote Recommendation	Page References for More Detail

VOTING MATTERS AND VOTE RECOMMENDATION
	1	To elect eight directors nominated by the Board to hold office until the Annual Meeting of Shareholders for fiscal year 2026	FOR (each nominee)	p. 75

	2	To approve the 2026 Incentive Award Plan	FOR	p. 76

	3	Advisory vote to approve the compensation of our named executive officers	FOR	p. 84

	4	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026	FOR	p. 86

2	Fiscal Year 2025 Proxy Statement

Proxy Summary

ABOUT F5	F5 specializes in application delivery and security. Our solutions are backed by three decades of expertise to ensure that every app is fast, available, secure, and ready for the AI era.

	Our Purpose	Our Vision

	Together, we help each other thrive and build a better digital world.	Deliver and secure every app.

OUR VALUES

BOARD & GOVERNANCE HIGHLIGHTS
	Established Robust Lead Independent Director Role	7 of 8 Board Nominees are Independent	Declassified Board — All Directors Elected Annually

	Share Ownership Guidelines for Executives & Directors	Clawback Policy for Named Executive Officers	Majority Voting for All Directors

	Independent Directors Meet Without Management Present	Prohibition on Hedging, Pledging and Short Sale of Company Stock	Third-Party Led Board Self-Assessment Process

	Implemented Political Contributions Policy	Refreshed the Corporate Governance Guidelines	Five New Independent Board Members Added in Last Four Years

Fiscal Year 2025 Proxy Statement	3

Proxy Summary

AWARDS AND COMPANY RECOGNITION
	F5's BIG-IP and Distributed Cloud Services Received 2025 TrustRadius Top Rated Awards	F5 Recognized in 25 Hottest AI Companies for Data Center and Edge: The 2025 CRN AI 100	CRN Named F5 in Top 25 IT Innovators of 2025

	F5 Listed in CRN's 20 Coolest Application Security Companies of 2025: The 2025 Security 100	F5 Employee Awarded CRN’s The Most Powerful Women of the Channel 2025: Power 100	KuppingerCole Recognized F5 as Overall Market Leader in WAAP

FISCAL YEAR 2025 PERFORMANCE HIGHLIGHTS	Annual revenue	Cash flow from operations

	3.1	950
	BILLION	MILLION

	GAAP net income	Cash returned to shareholders through share repurchases

	692	500
	MILLION	MILLION
$
$
$
$

COMPENSATION POLICIES AND PRACTICES LINKED TO SHAREHOLDER VALUE CREATION AND RISK MITIGATION
	Pay for performance	We emphasize pay for performance and align executive compensation with the Company’s business objectives and performance, and the creation of long-term shareholder value.

	Threshold performance metrics	Incentive-based compensation is at risk and payable only if certain threshold performance metrics are achieved.

	No excise tax gross-ups	The Company does not provide “golden parachute” excise tax gross-ups upon a change in control of the Company.

	Benefit plans	The Company offers its executive officers only modest perquisites that are supported by a business interest and are consistent with broad-based benefit plans available to other employees.

	Stock ownership guidelines	Directors and executives are subject to stock ownership requirements that encourage alignment with the interests of shareholders.

4	Fiscal Year 2025 Proxy Statement

Proxy Summary

Clawback policy
In the event of a restatement of any financial measure used in determining performance-based compensation for executives,
the Company shall recover any payments to an executive in
excess of what would have been received if determined based
on the restated financial measure subject to limited exceptions.

No hedging of stock
Executive officers, directors and other employees are prohibited from trading in puts, calls or other derivatives of Company
Common Stock or otherwise engaging in short sales of
Company Common Stock or hedging transactions related to
Company Common Stock. In addition, executive officers,
directors and other employees are prohibited, except under
limited exceptions, from holding Company Common Stock in a
margin account or pledging Company Common Stock as
collateral for a loan.

No re-pricing of options	Under the terms of the equity plan, the re-pricing of underwater options is prohibited absent shareholder approval.

Double-trigger change of control agreements	The Company’s change of control agreements with its executives contain a “double trigger” feature.

Annual advisory vote	Annual advisory vote on executive compensation provides shareholders with a direct opportunity to express their opinion regarding the Company’s executive pay practices.

Capped incentive compensation	Executive incentive compensation is capped avoiding excessive risk-taking and limiting to a reasonable level the amount of total performance-based compensation paid.

Fiscal Year 2025 Proxy Statement	5

Proxy Summary

DIRECTOR NOMINEES	The following table provides summary information about each director nominee. Each director named below is a continuing director and all directors are elected annually by a majority of votes cast.

						Committees
Name	Age	Director Since	Occupation	Independent	Other Public Boards	Audit	Risk	Talent and Compensation	Nominating

Marianne N. Budnik	57	October 2022	Chief Marketing Officer, VAST Data; Director, Cerence Inc.	✓	✓		●		■

Elizabeth L. Buse	64	September 2020	Director, U.S. Bancorp; Retired Chief Executive Officer, Monitise, Plc.	✓	✓		■	●	■

Michel Combes	63	September 2023	Chief Executive Officer, Brightspeed; Director, Philip Morris International Inc.	✓	✓	■		■

Tami Erwin	61	October 2023	Director, Deere & Company; Director, Xerox Corporation; Former Chief Executive Officer, Verizon Business Group	✓	✓	■		■

Julie M. Gonzalez	44	October 2024	Sr. Vice President, Business Finance, Workday, Inc.	✓		●	■

François Locoh-Donou	54	April 2017	President and Chief Executive Officer, F5; Director, Capital One Financial Corporation		✓

Maya McReynolds	54	October 2024	Chief Financial Officer, Client Solutions Group, Dell Technologies Inc.	✓		■			■

Nikhil Mehta	48	January 2019	Director, Pubmatic, Inc.; Director, Gainsight, Inc.	✓	✓		■	■

● = Chair	■ = Member	= Financial Expert(*)
*"Audit committee financial expert" as defined in Item 407 of Regulation S-K.

6	Fiscal Year 2025 Proxy Statement

Proxy Summary

BOARD SKILLS MATRIX AND DEMOGRAPHICS	Total number of directors: 8
	Qualifications and Expertise	Marianne N. Budnik	Elizabeth L. Buse	Michel Combes	Tami Erwin	Julie M. Gonzalez	Francois Locoh-Donou	Maya McReynolds	Nikhil Mehta	Total

	Financial Experience(*)		●	●	●	●	●	●	●	7
	Global Business	●	●	●	●	●	●	●	●	8
	Senior Leadership	●	●	●	●	●	●	●	●	8
	Strategy & Risk Management	●	●	●	●	●	●	●	●	8
	Human Capital Management	●	●		●		●		●	5
	Security / Cybersecurity	●					●			2
	Software	●		●		●	●		●	5
	Capital Markets		●	●		●				3
	M&A Integration	●		●	●		●	●	●	6
	Operational Expertise			●	●		●			3
	Governance	●	●							2

	Demographics

	Gender Identity	F	F	M	F	F	M	F	M
	Asian								●
	Black						●
	Hispanic / Latino(a)					●
	White	●	●	●	●			●
*Represents Director nominees with financial fluency. The Board of Directors has determined that Mr. Combes, and Mses. Gonzalez and McReynolds are “audit committee financial experts” as defined in Item 407 of Regulation S-K.

Fiscal Year 2025 Proxy Statement	7

Questions and Answers About the Annual Meeting and These Proxy Materials
Questions and Answers
About the Annual
Meeting and These
Proxy Materials

WHY AM I RECEIVING THESE MATERIALS?
You are receiving these materials because you are a shareholder of the Company as of the close of business on January 6, 2026 (the “Record Date”) and are entitled to receive notice of the Annual Meeting and to vote on matters that will be presented at the meeting.
This Proxy Statement contains important information regarding our Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and information about voting procedures.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?	The Board of Directors recommends that you vote:

•FOR the election of Marianne N. Budnik, Elizabeth L. Buse, Michel Combes, Tami
Erwin, Julie M. Gonzalez, François Locoh-Donou, Maya McReynolds, and Nikhil Mehta
as directors to hold office until the Annual Meeting of Shareholders for fiscal year 2026;

•FOR the approval, of the F5, Inc. 2026 Incentive Award Plan;

•FOR the approval, on an advisory basis, of the compensation of our named executive officers; and

•FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026.

WILL THERE BE ANY OTHER ITEMS OF BUSINESS ON THE AGENDA?
The Company is not aware, as of the date of this Proxy Statement, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders. If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
Only holders of our Common Stock, no par value, at the close of business on the Record
Date may vote at the Annual Meeting. We refer to the holders of Common Stock as
“shareholders” throughout this Proxy Statement. Each shareholder is entitled to one vote for each share of Common Stock held as of the Record Date.

WHAT CONSTITUTES A QUORUM, AND WHY IS A QUORUM REQUIRED?
We need a quorum of shares of Common Stock eligible to vote to conduct business at our
Annual Meeting. A quorum exists when at least a majority of the outstanding shares entitled to vote at the close of business on the Record Date are represented at the virtual
Annual Meeting either in person or by proxy. As of the close of business on the Record
Date, we had 56,811,090 shares of Common Stock outstanding and entitled to vote at the virtual Annual Meeting, meaning that 28,405,546 shares of Common Stock must be represented in person or by proxy to have a quorum. Abstentions and broker non-votes
(as described below) will also count towards the quorum requirement. Your shares will be counted toward the number needed for a quorum if you: (i) submit a valid proxy card or voting instruction form, (ii) give proper instructions over the telephone or on the Internet, or
(iii) in the case of a shareholder of record, virtually attend the Annual Meeting.

8	Fiscal Year 2025 Proxy Statement

Questions and Answers About the Annual Meeting and These Proxy Materials

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?	Shareholder of Record. You are a shareholder of record if at the close of business on the Record Date your shares were registered directly in your name with Equiniti Trust Company, our transfer agent.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record
Date your shares were held by a brokerage firm or other nominee and not in your name.
Being a beneficial owner means that, like many of our shareholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or nominee provides. If you wish to vote the shares you own beneficially at the virtual meeting, you should follow the voting instructions or other information you received from your broker or other nominee and the instructions on the website at
www.virtualshareholdermeeting.com/FFIV2026. If you do not provide your broker or nominee with instructions on how to vote your shares or a legal proxy, your broker or nominee will be able to vote your shares with respect to some, but not all, of the proposals. Please see “What will happen if I do not vote my shares?” and “What if I do submit my proxy but do not specify how my shares are to be voted?” for additional information.

HOW DO I VOTE?	Shareholders of Record. If you are a shareholder of record, there are several ways for you to vote your shares:

•Voting by Mail. You may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than March 11, 2026 to be voted at the Annual Meeting. If you vote by telephone or on the Internet, please do not return your proxy card unless you wish to change your vote.

•Voting by Telephone. You may vote by telephone by using the toll-free number listed on your proxy card.

•Voting on the Internet. You may vote on the Internet by using the voting portal found at
www.proxyvote.com. As with telephone voting, you can confirm that your instructions have been properly recorded. Voting via the Internet is a valid proxy voting method under the laws of the State of Washington (our state of incorporation).

•Voting “Virtually” at the Annual Meeting. You may vote your shares at the Annual
Meeting by following the instructions on the website at
www.virtualshareholdermeeting.com/FFIV2026. Even if you plan to attend the Annual
Meeting, we recommend that you also submit your proxy card or voting instructions or vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you do not vote at the virtual Annual Meeting.

Beneficial Owners. You may vote by the method explained on the voting instructions or other information you receive from the broker or nominee.

Fiscal Year 2025 Proxy Statement	9

Questions and Answers About the Annual Meeting and These Proxy Materials

CAN I REVOKE OR CHANGE MY VOTE AFTER I SUBMIT MY PROXY?	Yes. You may revoke or change your vote after submitting your proxy by one of the following procedures:

•Delivering a proxy revocation or another proxy bearing a later date to the Secretary of the Company at 801 Fifth Avenue, Seattle, Washington 98104 up until 11:59 p.m.
Eastern Time the day before the Annual Meeting;

•If you have voted by Internet or telephone and still have your control number, you may change your vote via Internet or telephone up until 11:59 p.m. Eastern Time the day before the Annual Meeting; or

•Attending the Annual Meeting and voting virtually. If you are a beneficial owner, you should follow the voting instructions or other information you received from your broker or other nominee and the instructions on the website at
www.virtualshareholdermeeting.com/FFIV2026.

Please note that attendance alone at the Annual Meeting will not revoke a proxy; you must actually vote at the virtual Annual Meeting.

WHAT WILL HAPPEN IF I DO NOT VOTE MY SHARES?
Shareholders of Record. If you are the shareholder of record of your shares and you do not vote by mail, by telephone, via the Internet or virtually at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owners. If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. Under applicable stock exchange rules, your broker or nominee does not have discretion to vote your shares on non-routine matters, which include Proposals 1, 2 and 3. However, your broker or nominee does have discretion to vote your shares on routine matters such as
Proposal 4.

WHAT IF I DO SUBMIT MY PROXY BUT DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?	If you are a shareholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•FOR the election of Marianne N. Budnik, Elizabeth L. Buse, Michel Combes, Tami
Erwin, Julie M. Gonzalez, François Locoh-Donou, Maya McReynolds, and Nikhil Mehta
as directors to hold office until the Annual Meeting of Shareholders for fiscal year 2026;

•FOR the approval, of the 2026 Incentive Award Plan;

•FOR the approval, on an advisory basis, of the compensation of our named executive officers; and

•FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026.

WHAT IS THE EFFECT OF AN ABSTENTION OR A “BROKER NON-VOTE”?
Brokers or other nominees who hold shares of Common Stock for a beneficial owner generally have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting.
A “broker non-vote” occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. If you abstain from voting on a proposal, or if a broker or nominee indicates it does not have discretionary authority to vote on a proposal, the shares will be counted for the purpose of determining if a quorum is present but will not be included in the vote totals with respect to the proposal. Furthermore, any abstention or broker non-vote will have no effect on the proposals to be considered at the Annual Meeting since these actions do not represent votes cast by shareholders.

10	Fiscal Year 2025 Proxy Statement

Questions and Answers About the Annual Meeting and These Proxy Materials

WHAT IS THE VOTE REQUIRED FOR EACH PROPOSAL?	Proposal		Vote Required*	Broker Discretionary Voting Allowed
	1	Election of eight directors nominated by the Board to hold office until the Annual Meeting of Shareholders for fiscal year 2026	Majority of Votes Cast	No
	2	Approval of the 2026 Incentive Award Plan	Majority of Votes Cast	No
	3	Advisory vote to approve the compensation of our named executive officers	Majority of Votes Cast	No
	4	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026	Majority of Votes Cast	Yes
*Under Washington law and the Company’s Fourth Amended and Restated Articles of
Incorporation (the “Articles”) and Eighth Amended and Restated Bylaws (the “Bylaws”), if
a quorum exists at the meeting, a nominee for director in an uncontested election will be elected by the vote of the majority of votes cast. A majority of votes cast means that the number of shares cast “FOR” a director’s election exceeds the number of votes cast
“AGAINST” that director. If a director nominee who is an incumbent does not receive the requisite votes, that director’s term will end on the earliest of (i) the date on which the
Board appoints an individual to fill the office held by that director; (ii) 90 days after the date on which an inspector determines the voting results as to that director; or (iii) the date of that director’s resignation. With respect to Proposals 2, 3 and 4, a majority of votes cast means that the number of votes cast “FOR” the matter exceeds the number of votes cast
“AGAINST” the respective matter.
With respect to Proposal 1, you may vote FOR the nominee, AGAINST the nominee, or you may vote ABSTAIN as to the nominee. The nominee will be elected if he or she receives more FOR votes than AGAINST votes. Proxies may not be voted for more than eight directors and shareholders may not cumulate votes in the election of directors.
With respect to Proposals 2, 3 and 4, you may vote FOR, AGAINST or ABSTAIN as to each proposal.

WHY ARE WE HOLDING A VIRTUAL ANNUAL MEETING?
We believe that it is best to hold a virtual only Annual Meeting because a virtual meeting provides broad and convenient access to and enables participation by our shareholders in a cost-reducing and environmentally friendly way. The virtual Annual Meeting will allow our shareholders to ask questions and to vote.

HOW CAN I ATTEND AND PARTICIPATE IN THE ANNUAL MEETING?
The Annual Meeting will be a completely virtual meeting of shareholders conducted exclusively via live audio webcast. You will be able to attend the Annual Meeting by visiting
www.virtualshareholdermeeting.com/FFIV2026. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability, proxy card, or voting instruction form. The Annual Meeting will begin promptly at 11:00 a.m.
Pacific Time on March 12, 2026. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin at 10:45 a.m. Pacific Time, and you should allow ample time to ensure your ability to access the meeting.

We will hold our question-and-answer session with management immediately following the conclusion of the business to be conducted at the Annual Meeting.
You may submit a question at any time during the meeting by visiting
www.virtualshareholdermeeting.com/ FFIV2026. The Chair of the meeting has broad authority to conduct the Annual Meeting in an orderly manner, including establishing rules of conduct. A copy of the Rules of Conduct will be available online at the Annual Meeting.

Fiscal Year 2025 Proxy Statement	11

Questions and Answers About the Annual Meeting and These Proxy Materials

CAN SHAREHOLDERS ASK QUESTIONS AT THE VIRTUAL ANNUAL MEETING?
Yes. We have designed the format of the virtual Annual Meeting to ensure that our shareholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting. After the voting results are announced at the Annual
Meeting, we will hold a Q&A session during which we intend to answer questions submitted during the meeting that are pertinent to the Company, as time permits, and in accordance with our Rules of Conduct for the Annual Meeting. During the Annual
Meeting, you can view our Rules of Conduct and submit any questions at
www.virtualshareholdermeeting.com/FFIV2026. Only shareholders will be permitted to ask questions during the meeting.

WHAT IF I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING?
Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the Basic Call Center Support numbers located on the meeting login page for assistance.

WHAT HAPPENS IF THE ANNUAL MEETING IS ADJOURNED OR POSTPONED?	Your proxy will still be effective and will be voted at the rescheduled Annual Meeting as applicable. You will still be able to change or revoke your proxy until it is voted.

WHO IS MAKING THIS PROXY SOLICITATION AND PAYING FOR THE COSTS OF THIS PROXY SOLICITATION?
The Board of Directors of the Company is soliciting the proxies accompanying this Proxy
Statement. The Company will pay all of the costs of this proxy solicitation. However, you will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. In addition to mail solicitation, officers, directors, and employees of the Company may solicit proxies personally or by telephone, without receiving additional compensation. The Company has retained Alliance Advisors to assist with the solicitation of proxies in connection with the Annual Meeting. The Company will pay Alliance Advisors customary fees, which are expected to be $14,000 plus expenses.
The Company, if requested, will pay brokers, banks, and other fiduciaries that hold shares of Common Stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to shareholders.

HOW CAN I FIND THE RESULTS OF THE ANNUAL MEETING?
We intend to announce preliminary voting results at the Annual Meeting and publish final results on a Form 8-K within four business days of the Annual Meeting. The Form 8-K will be available on our website at www.f5.com under the “Company — Investor Relations —
Financials — SEC Filings” section.

12	Fiscal Year 2025 Proxy Statement

Corporate Governance
The Company’s relationship with its shareholders is an important part of the Company’s success and the Company believes it is important to engage with its shareholders and to obtain their perspectives. The Company’s management team believes that this approach to engaging openly with the Company’s shareholders on topics such as executive compensation, employees and governance issues drives increased corporate accountability, improves decision making, and ultimately creates long-term value. The
Company is committed to:

Accountability Driving and supporting strong corporate governance and Board practices to ensure oversight, accountability, and good decision making.

Transparency Maintaining transparency on a range of financial, executive compensation, and governance issues to build trust and foster two-way dialogue that supports the Company’s business success.

Engagement Proactively engaging with shareholders in conversations on a variety of topics to identify emerging trends and issues to inform the Company’s thinking and approach.

SHAREHOLDER ENGAGEMENT AND ANNUAL ADVISORY VOTE
The Company’s senior management team, including the President and Chief Executive
Officer, Chief Financial Officer, and Vice President of Investor Relations, regularly engages in meaningful dialogue with shareholders and potential shareholders through in-person and remote meetings. During fiscal year 2025, F5 met or spoke directly with more than
125 institutional investors, including shareholders representing approximately 19% of the
Company’s total outstanding shares (based on holdings as set forth in their SEC filings as of September 30, 2025).

In addition to its routine shareholder engagement, the Company engages in proactive outreach to shareholders to discuss and receive input, provide additional information, and address questions relating to, among other things, our executive compensation programs, sustainability, governance, and other matters. These engagements enable us to better understand our shareholders’ priorities and perspectives and provide us with useful input.
In response to shareholder feedback, we adopted a Political Contributions Policy during fiscal year 2025. This policy is designed to help the Company manage political contributions and other similar expenditures and related engagements and activities in a transparent, legal, and ethical manner and in accordance with the Company’s values.
Pursuant to the Political Contributions Policy, the Company will, beginning from January 1,
2026, compile and publish a report of its political contributions and certain other related spending on a semi-annual basis. The policy is and the semi-annual reporting will be available at www.f5.com under the “Company — Investor Relations — Governance
Documents” section.
The Talent and Compensation Committee (the "Compensation Committee") carefully considers feedback from shareholders about the Company’s executive compensation program, including the results of the shareholders’ annual advisory vote on named executive officer compensation. The Committee believes last year’s approximate 91%
approval vote reflects overall support for the executive compensation program.
Shareholders are invited to express their views to the Committee, including as described below under the heading “Communications with Directors.”

Fiscal Year 2025 Proxy Statement	13

Corporate Governance

COMPANY AND GOVERNANCE TOPICS
At F5, we care deeply not just about what we do, but how we do it. Our guiding principle to
“do the right thing” applies to our employees, officers, Board of Directors, and our subsidiaries and controlled affiliates across the globe and is set forth in F5’s Code of
Business Conduct and Ethics - available at www.f5.com under the “Company — Investor
Relations — Governance Documents” section.

Most importantly, our principle to “do the right thing” is expressed every day at F5 in what we call BeF5 (culture behaviors) and LeadF5 (leadership principles).

This approach is reflected in our commitment to the environmental sustainability of our products and operations to the well-being of our employees and our communities.
F5’s Nominating and Environmental, Social and Governance Committee (the "Nominating
Committee") of the Board provides oversight of the Company’s strategy, disclosures, and reporting metrics each quarter.
F5 also publishes an annual report aligned to the Sustainability Accounting Standards
Board (SASB) disclosure framework. The report is available at f5.com under the “Company
— Investor Relations” section for stakeholders.
In this report, F5 disclosed progress towards its 2030 target to reduce both absolute Scope
1 and 2 emissions by 50% and absolute Scope 3 emissions by 43% from the 2021 baseline. By optimizing its energy use, sourcing more renewable energy, and enhancing the sustainability of its products and supply chain processes, F5 achieved a 10% reduction in our total emissions from fiscal year 2023 to fiscal year 2024. This was driven by a 16%
year-over year reduction in Scope 1 and 2 emissions and a 10% year-over-year reduction in Scope 3 emissions. To ensure the integrity of our emissions reporting, F5 also secured third-party verification for our Scope 1 and 2 emissions data from fiscal year 2024. The auditor’s verification letter is available on page 19 of F5’s 2024 report at f5.com under the
‘‘Company — Investor Relations section.
Employees
As of September 30, 2025, F5 had 6,578 employees – over 99% of whom were full-time employees. Our employees are in 47 countries, with 47% of employees based in the
United States.
F5 experienced no work stoppages in fiscal year 2025 and none of our employees in the
United States are represented by a labor union. We believe that our employee relations are in good standing overall, as evidenced by our bi-annual employee engagement survey results. As of March 2025, our employees reported high satisfaction on several key questions, including:
•85% of employees favorably rate “I am proud to work for F5.”
•90% of employees favorably rate "I trust my manager."
•91% of employees favorably rate “F5 shows a commitment to ethical business decisions and conduct.”

14	Fiscal Year 2025 Proxy Statement

Corporate Governance
A survey measure that F5 tracks closely as a gauge of our culture increased from fiscal year 2024. As of March 2025, 80% of employees favorably rate “I feel a sense of belonging at F5." This increase in Belonging, compared to 73% a year prior, is critical to F5’s efforts to foster the culture that is so important to our employees' and our company's performance.
Growth and Development
We provide employees with opportunities to improve their technical and professional knowledge, nurture our innovation ecosystem, strengthen management and leadership, as well as maintain high standards of business integrity through ongoing compliance training.
These development opportunities are available through live employee events and third-
party on-demand tools and are led by a mix of individual and AI coaches. In fiscal year
2025, F5 invested in tailored coaching and skills-building for its people managers to help continuously raise the bar on performance at F5.
Compensation and Benefits
F5 aims to attract, reward, and retain extraordinary talent from a wide range of backgrounds by offering a total compensation package that is equitable, flexible, and market competitive.
This includes the pay, incentive plans, restricted stock unit grants ("RSUs"), Employee
Stock Purchase Plan, retirement plans, healthcare, paid time off and family leave F5 provides to employees, as well as the programs that support the broad needs of our employees’ overall health and wellbeing. In fiscal year 2025, F5 also renewed our popular
Wellness Weekends to provide one weekend a quarter when all employees have a set
Friday through Monday off to reset and refresh.
Belonging
F5 is steadfast in its commitment to create an inclusive workplace. F5 believes our differences – when embraced with humility and respect – drive smarter decisions, increased innovation, stronger performance, and a culture where everyone can be themselves and reach their full potential.
The most critical drivers of our inclusion efforts year after year are represented in our seven Employee Inclusion Groups ("EIGs"). Since our first EIG was established in 2013, these global communities represent a space for all F5ers to collaborate, share experiences, and learn.
Global Good
F5 Global Good represents the Company’s commitment to community development.
Together, F5 and its employees donated over $3.9 million to over 3,900 non-profits worldwide in fiscal year 2025.
We are proud that employees direct the entirety of Global Good’s donations, through both the Company matching program and grant selection committees. In fiscal year 2025, 72%
of worldwide employees participated in Global Good programs and volunteered more than
13,000 hours in their communities.

Fiscal Year 2025 Proxy Statement	15

Corporate Governance
Our Board Leadership Structure
On July 24, 2025, F5 was informed by its Chair, Mr. Higginson, that he would be retiring and will not stand for re-nomination as a director. Mr. Higginson conveyed that after almost
30 years as a Company director and 20 years as the Company’s Chair, he believes it is the right time for him to retire from the Board. Mr. Higginson’s decision was not the result of any disagreement with the Company, its operations, policies, or practices.
In connection with Mr. Higginson’s retirement from the Board, the independent members of the Board approved combining the roles of Chief Executive Officer and Chair and appointed François Locoh-Donou to serve as F5’s Chair immediately following the Annual
Meeting, subject to his reelection by shareholders. The independent members of the Board believe that Mr. Locoh-Donou will be able to leverage his deep understanding of F5’s business to elevate the right strategic opportunities and identify key risks and mitigation approaches for the Board’s review, as well as communicate F5’s business and strategy to shareholders and other stakeholders in a single voice.
In connection with this change in Board structure and consistent with its duties under its charter and F5’s Corporate Governance Guidelines, the Nominating Committee developed criteria for a Lead Independent Director role. Based on such criteria and after considering the recommendations of the Nominating Committee, the independent directors of the
Board subsequently appointed Michel Combes, a current independent member of the
Board, to serve as Lead Independent Director. The independent directors of the Board believe Combes possesses independent perspective and judgment, strong leadership skills and integrity, can devote sufficient time to this role, and will promote open dialogue among the independent directors. The independent members of the Board also believe that
Combes will serve as a strong counterbalance to the Chair, by facilitating independent oversight of management and challenging management as necessary.
In connection with Mr. Locoh-Donou's and Mr. Combes’ appointments, the Board, at the recommendation of the Nominating Committee, amended F5’s Corporate Governance
Guidelines, to increase the robustness of the duties and responsibilities associated with the
Lead Independent Director position and to help ensure the exercise of independent judgment by the Board.  The Board believes that the duties of the Lead Independent
Director role are broad, substantive, and overlap considerably with the duties of an independent chair, promoting independent oversight over management and accountability to shareholders.
A summary of the duties of our Chair and Lead Independent Director is provided below.

Duties of the Chair
•Presides at all meetings of the Board, other than executive sessions of the independent directors
•Leads Board assessment of critical Company and Board needs (including the appropriate size of the Board), and development of a matrix of critical needs based on the present and future strategic objectives of the Company and the specific skills required for the Board as a whole
•Serves as chairperson of shareholder meetings
•Establishes board meeting schedules and agendas and ensures that information is timely presented to the Board, subject to the approval of the Lead Independent
Director
•Consults with Lead Independent Director regarding the annual performance evaluation of the Board and its committees
•Has the authority to request that other Board members communicate with stakeholders and must be informed of all Board-stakeholder communications
•Approves reimbursement for director education expenses

16	Fiscal Year 2025 Proxy Statement

Corporate Governance

Duties of the Lead Independent Director
•Acts as principal liaison between the Board Chair and the independent directors
•Presides at all meetings of the Board at which the Board Chair is not present, including executive sessions of the independent directors
•Approves Board meeting schedules, agendas and materials
•Develops agendas for executive sessions of independent members of the Board
•Attends meetings of the Board committees regularly
•Has the authority to hire independent legal, financial or other advisors
•Consults with the Nominating Committee on whether existing committee members have the requisite skill and personal qualities to perform the committee functions effectively
•Consults on recommendations on specific Board candidates and recommendations on renomination by the Nominating Committee
•Oversees the Board evaluation process with consultation from the Board Chair and chair of the Nominating Committee
•Serves as contact for Board nominee or Board member conflicts of interest
•In conjunction with the Talent and Compensation Committee, conducts an annual review of the CEO's performance
•Has the authority to request that other Board members communicate with stakeholders and must be informed of all Board-stakeholder communications
•Has the authority to liaise with shareholders directly

The Nominating Committee and the Board believe these appointments and corporate governance changes are in the best interests of F5 and its shareholders. This new Board leadership structure reflects the Board’s commitment to both strong, effective leadership and sound governance, which are essential to guiding F5 through its next chapter of growth and ensuring its long-term success.
Further, pursuant to the Corporate Governance Guidelines, the Chair and the Lead
Independent Director roles will both be evaluated and appointed on an annual basis, in consultation with and on the recommendation of the Nominating Committee, with only independent directors being able to determine the Lead Independent Director position and, to the extent the Chair is not independent, the Chair position.
Committees of the Board
The Board of Directors has standing Audit, Risk, Talent and Compensation, and
Nominating Committees (collectively, the “Standing Committees”). Each of the Standing
Committees has a charter, copies of which are available on our website at www.f5.com under the “Company — Investor Relations — Governance Documents” section.

All directors are expected to attend the Company’s Annual Meetings of Shareholders.
Audit Committee
Our Audit Committee charter provides oversight of our policies and procedures relating to our accounting and financial controls. As described more fully in the Audit Committee charter, the functions of the Audit Committee include selecting, evaluating and, if necessary, replacing the
Company’s independent registered public accounting firm; reviewing and approving the planned scope, proposed fee arrangements, and results of the annual audit; approving any proposed non-
audit services to be provided by the independent registered public accounting firm; overseeing the adequacy of accounting and financial controls; reviewing the independence of the independent registered public accounting firm; overseeing the Company’s financial reporting process and overseeing the Company’s compliance with applicable laws and regulations.

Fiscal Year 2025 Proxy Statement	17

Corporate Governance
The current Audit Committee members are Messrs. Combes and Dreyer, and Mses. Erwin,
Gonzalez (chair) and McReynolds. The Board of Directors has determined that Mr. Combes and
Mses. Gonzalez and McReynolds are “audit committee financial experts” as defined in Item 407 of Regulation S-K. Each current member of the Audit Committee is, and each member of the
Audit Committee during fiscal year 2025 was, an independent director as defined by the
Nasdaq Listing Rules.

Risk Committee
Our Risk Committee charter provides oversight of management’s responsibility to implement an effective global risk management framework reasonably designed to identify, assess, and manage the
Company’s strategic, legal & regulatory, talent management, technology & cybersecurity and other operational risks. As described more fully in the Risk Committee Charter, the functions of the Risk
Committee include periodic review and discussion with management of the overall risk profile of the company and the processes for identifying, evaluating, and mitigating such risk profile; review and discussion with management of the Company’s major risk exposures and the steps management has taken and expects to take to monitor and control those exposures; review of the Company’s enterprise risk management policy and framework, the risk criteria, and risk tolerances; evaluation of how the
Company has implemented and expects to implement enterprise risk management processes;
assessment of risk management considerations in the strategic planning process; and review and assess the Company’s cybersecurity risk exposure and evaluate the adequacy and effectiveness of related risk management processes and policies, including data privacy and security, business continuity, and operational risks.
The current Risk Committee members are Messrs. Dreyer and Mehta, and Mses. Budnik (chair),
Buse, and Gonzalez. Each current member of the Risk Committee is, and each member of the
Risk Committee during fiscal year 2025 was, an independent director as defined by the Nasdaq
Listing Rules.

Talent and Compensation Committee
The Compensation Committee charter reflects its purview of executive compensation oversight of our policies and strategies relating to talent management and development. The Compensation
Committee conducts an annual review to determine whether the Company’s executive compensation program is meeting the goals and objectives set by the Board of Directors. The Compensation
Committee recommends for approval by the Board of Directors the compensation for the Chief
Executive Officer and directors, including salaries, incentive compensation levels, and stock awards, and reviews and approves compensation proposals made by the Chief Executive Officer for the other executive officers. In addition, the Compensation Committee periodically reviews and discusses executive succession planning and talent development. The Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee or of the Board of Directors or to Company officers to perform certain of its duties on its behalf. In fiscal year 2025, the Compensation Committee retained an outside independent compensation consultant, Compensia, to advise the Compensation Committee on executive compensation issues. Compensia provided the Compensation Committee peer and survey group cash and equity compensation data, including base salary, total cash, long-term incentive, and total direct compensation data for fiscal year 2025 executive compensation benchmarking. Compensia provided the Compensation Committee with an overview of compensation trends, consultation on the makeup of our peer group, and input into ad hoc compensation-related matters over the course of the year and did a review of our fiscal year 2025 Compensation Discussion and Analysis. For additional information about the Compensation Committee and the information provided by Compensia to the
Compensation Committee, see the description of the Compensation Committee’s activities in the
“Executive Compensation — Compensation Discussion and Analysis” section. The aggregate fees paid to Compensia for executive compensation services to the Compensation Committee during fiscal year 2025 were $338,983.
The current Compensation Committee members are Messrs. Combes, Higginson, and Mehta, and Mses. Buse (chair) and Erwin. Each current member of the Compensation Committee is, and each member of the Compensation Committee during fiscal year 2025 was, an independent director as defined by the Nasdaq Listing Rules.

18	Fiscal Year 2025 Proxy Statement

Corporate Governance

Nominating Committee
As set forth in the Charter of the Nominating Committee, the functions of the Nominating Committee are to identify new potential Board members, recommend Board nominees, evaluate the Board’s and
Board committees' performance, and provide oversight of corporate governance and ethical conduct, as well as oversee the Company’s policies, risks, and opportunities. Furthermore, in accordance with the Political Contributions Policy, the Company's management team will periodically report to the
Nominating Committee regarding the Company's compliance with and activities covered by the
Political Contributions Policy. Any changes to or suspension of the Political Contributions Policy will be subject to the review and approval of the Nominating Committee.
The current Nominating Committee members are Messrs. Dreyer (chair) and Higginson, and
Mses. Budnik, Buse, and McReynolds. Each current member of the Nominating Committee is, and each member of the Nominating Committee during fiscal year 2025 was, an independent director as defined by the Nasdaq Listing Rules.
Political Contributions Policy
Our recently adopted Political Contributions Policy is designed to help the Company manage political contributions and other similar expenditures and related engagements and activities in a transparent, legal, and ethical manner and in accordance with the
Company’s values. Pursuant to the Political Contributions Policy, the Company will, beginning from January 1, 2026, compile and publish a report of its political contributions and certain other related spending on a semi-annual basis. The policy is and the semi-
annual reporting will be, available at www.f5.com under the “Company — Investor
Relations — Governance Documents” section.

RISK OVERSIGHT
Assessing and managing risk is the responsibility of the Company’s senior management team. The Company’s Executive Risk Committee, comprised of senior management, regularly reviews and evaluates key risks and reports back to the Risk Committee and the full Board of Directors on a regular basis during the year. The Board of Directors takes an active role in ensuring the establishment and healthy operation of the Company’s risk management efforts, coordinating closely with management and the Board’s committees in these efforts. In fiscal year 2024, the Board reallocated some of the responsibilities of the Audit & Risk Oversight Committee and created a separate Risk Committee to allow the
Audit Committee to continue to focus on oversight of our accounting and financial controls as well as the Company’s independent auditor. The Risk Committee was created by the
Board to review and monitor the status of the Company’s enterprise risk management governance and processes. The Risk Committee reviews and consults at each of its regular quarterly Committee meetings with the Company’s senior management team and the Company’s Vice President of Internal Audit/Head of Enterprise Risk Management on
strategic and operational opportunities, challenges, and risks faced by the Company. As appropriate, the Risk Committee discusses and coordinates regarding certain risks or risk-
related matters with the full Board or applicable committees. The Company has implemented an enterprise risk management program. Pursuant to this program, the
Company performs regular risk assessments to identify key strategic, operating, legal and compliance, cybersecurity, talent, and financial risks, evaluate the significance of those risks, formulate a risk profile which identifies relevant risk levels and management control efforts, and develops action plans to address these key risks.

Cybersecurity Risk Oversight
In conjunction with the Company’s enterprise risk management processes, management specifically identifies potential cybersecurity risks and threats associated with the
Company’s business and discusses those risks and mitigation efforts as part of its quarterly reviews with the Risk Committee and periodically with the full Board. As a part of this process, the Company’s Chief Information Security Officer provides periodic updates to the
Risk Committee on cybersecurity related topics, including cyber threats to the Company and the status of the Company’s cybersecurity posture and risk mitigation efforts. In addition, pursuant to the Company’s Cyber Incident Response Plan, certain cyber related incidents are escalated to the Chair of the Risk Committee or Chair of the Board or full Risk
Committee or Board when appropriate.

Fiscal Year 2025 Proxy Statement	19

Corporate Governance
The Company seeks to foster a security-first culture. On October 13, 2025 Michael
Montoya, a former member of the Board, was appointed as the Company's Chief
Technology Operations Officer. In his role, Mr. Montoya leads the enterprise-wide strategy and execution of our enterprise-wide cybersecurity program with our Chief Information
Security Officer, and in partnership with other business leaders, including our General
Counsel and Chief Operating Officer, will further embed security into every aspect of how
F5 operates.
Management of Other Risks
The Risk Committee, in cooperation with other Board committees, as appropriate and as further described below, will periodically review and consult on, with the Lead Independent
Director (or Chair, if independent) and management, the Company’s risk management programs and processes, as well as on the key risks identified and the prioritization and effectiveness of those programs and processes.
The Compensation Committee oversees risks related to the Company's executive compensation programs, monitors the administration of the Company's various equity compensation plans, and conducts annual compensation-related risk assessments.
The Nominating Committee oversees risks related to the Company’s overall corporate governance practices, profile and ratings; board and committee composition and structure;
director independence; and other governance-related risks. Additionally, the Audit
Committee oversees risks related to the Company’s financial reporting, internal controls, and internal information systems.
The Board's risk oversight responsibilities are reflected in its structure at both the full Board and committee levels. The Board's leadership structure includes both a Chair and Lead
Independent Director, who serves as a strong counterbalance to the Chair and facilitates independent oversight of management.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The following directors served as members of the Compensation Committee during some or all of fiscal year 2025: Mses. Buse and Erwin and Messrs. Combes, Higginson, and
Mehta. None of these persons has at any time been an officer or employee of the
Company. During fiscal year 2025, none of the Company’s executive officers served as a member of the board of directors or compensation committee of any entity that has had one or more executive officers that served as a member of the Company’s Board of
Directors or Compensation Committee.

RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES
As set forth in the written charter of the Audit Committee of the Board of Directors, any
related person transaction involving a Company director or executive officer must be reviewed and approved by the Audit Committee. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction. Related persons include any director or executive officer, certain shareholders, and any of their “immediate family members” (as defined by SEC regulations). To identify any related person transaction, the Company requires each director and executive officer to complete a questionnaire each year requiring disclosure of any prior or proposed transaction with the
Company in which the director, executive officer, or any immediate family member might have an interest. Each director and executive officer is directed to notify the Company’s
Executive Vice President and General Counsel of any such transaction that arises during the year, and the Company’s Chief Financial Officer reports to the Audit Committee on a quarterly basis regarding any potential related person transaction. In addition, the Board of
Directors determines on an annual basis which directors meet the definition of independent director under the Nasdaq Listing Rules and reviews any director relationship that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director. A copy of the Company’s “Policy and Procedures for
Approving Related-Person Transactions” is available on our website at www.f5.com under the “Company — Investor Relations — Governance Documents” section.

20	Fiscal Year 2025 Proxy Statement

Corporate Governance

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The Company’s Articles limit the liability of the Company’s directors for monetary damages arising from their conduct as directors, except to the extent otherwise required by the
Articles and the Washington Business Corporation Act. The Articles also provide that the
Company may indemnify its directors and officers to the fullest extent permitted by
Washington law, including in circumstances in which indemnification is otherwise discretionary under Washington law. The Company has entered into indemnification agreements with the Company’s directors and certain officers for the indemnification of, and advancement of expenses to, these persons to the fullest extent permitted by law. The
Company also intends to enter into these agreements with the Company’s future directors and certain future officers.

INSIDER AND DERIVATIVES TRADING AND HEDGING POLICIES AND ARRANGEMENTS
The Company has adopted an insider trading policy and related procedures relating to employees, officers, and directors of the Company and its subsidiaries, and has implemented processes for the Company that the Company believes to be reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the
Nasdaq listing standards. The Company’s insider trading policy applies to all transactions in the Company’s securities, as well as to derivative securities relating to the Company’s securities. It applies to all officers of the Company, all members of the Company’s Board of
Directors, and all employees of, and consultants and contractors to, the Company who receive or have access to material nonpublic information regarding the Company, and, among other things, prohibits transactions in the Company’s securities when in possession of material nonpublic information. In addition, the policy covers, among other things, applicable trading windows/blackout periods, pre-clearance requirements, and other trading limitations. Further, Company considers it improper and inappropriate for any employee, officer, or director of the Company to engage in short-term or speculative transactions in the Company’s securities. It therefore is the Company’s policy that directors, officers, and other employees, and their family members, may not engage in any of the following transactions:

•Short Sales. Short sales of the Company’s securities.
•Publicly Traded Options. Buying or selling Company options including puts, calls, or other derivative securities.
•Hedging Transactions. Hedging transactions, including but not limited to zero-cost collars and forward sale contracts.
•Margin Accounts and Pledges. Holding Company securities in margin accounts and/or pledging Company securities as collateral. The Company may on occasion provide limited exceptions to this prohibition such as where someone other than an executive officer or director wishes to pledge Company securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities.
The foregoing summary of the insider trading policy and procedures, including the derivatives trading and hedging limitations, is not complete and is qualified by reference to the F5, Inc. Insider Trading Policy, a copy of which can be found as an exhibit to our Annual
Report on Form 10-K for the fiscal year 2025.

CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS
We have adopted a Code of Ethics for Senior Financial Officers that applies to certain of our senior officers, including our Chief Executive Officer and Chief Financial Officer. The
Code of Ethics for Senior Financial Officers is posted under the “Company — Investor
Relations — Governance Documents” section of the Company’s website, www.f5.com. A copy of the Code of Ethics may be obtained without charge by written request to the
Company’s Corporate Secretary. We also have a separate Code of Conduct that applies to all the Company’s employees, which may also be found under the “Company —
Investor Relations — Governance Documents” section of our website.

Fiscal Year 2025 Proxy Statement	21

Corporate Governance

MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES; ATTENDANCE AT ANNUAL MEETING
The Company’s Board of Directors met 9 times during fiscal year 2025. The outside directors met 4 times during fiscal year 2025, with no members of management present.
The Audit Committee met 6 times, the Compensation Committee met 10 times, the
Nominating Committee met 8 times and the Risk Committee met 4 times, during fiscal year 2025. Each member of the Board of Directors attended 75% or more of the aggregate of the Board of Directors meetings and the meetings of the committees on which the director served during fiscal year 2025. All directors are also expected to attend the Company’s Annual Meetings of Shareholders. All directors attended the Company’s
Annual Meeting of Shareholders for fiscal year 2024 except Board members Tami Erwin,
Maya McReynolds, and Nikhil Mehta.

22	Fiscal Year 2025 Proxy Statement

Board of Directors
The Board of Directors of the Company currently consists of ten (10) directors. The Board of Directors has nominated the following eight (8) directors for election to the Board of
Directors at the Annual Meeting:

Name	Director Since

François Locoh-Donou	April 2017
Marianne N. Budnik	October 2022
Elizabeth L. Buse	September 2020
Michel Combes	September 2023
Tami Erwin	October 2023
Julie M. Gonzalez	October 2024
Maya McReynolds	October 2024
Nikhil Mehta	January 2019
After more than 13 years of dedicated service on the Board of Directors, Michael L. Dreyer expressed his preference not to be re-nominated. Mr. Dreyer will continue to serve on the
Board through the date of the Annual Meeting, at which time our authorized number of directors will be reduced to eight, effective at the opening of the polls at the Annual
Meeting. The Board extends its deep gratitude to Mr. Dreyer for his unwavering commitment, thoughtful leadership, and many valuable contributions to our Company throughout his tenure.
In connection with Mr. Higginson's retirement, he will not stand for re-nomination as a director.
All directors or their respective successors will stand for election on an annual basis. The nominees have consented to serve as directors of the Company if elected. If a nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for a substitute nominee as the Company may designate.

DIRECTOR INDEPENDENCE
The Nasdaq Listing Rules require that a majority of the Company’s directors be
“independent,” as defined by Nasdaq Listing Rule 5605(a)(2) and determined by the Board of Directors. The Board of Directors consults with the Company’s legal counsel to ensure that the Board of Directors’ determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent.” After a review of relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, the Board of Directors determined that the following directors and nominees were independent: Marianne N. Budnik, Elizabeth L. Buse, Michel Combes,
Michael L. Dreyer, Tami Erwin, Julie M. Gonzalez, Alan J. Higginson, Maya McReynolds,
and Nikhil Mehta. François Locoh-Donou is not considered independent because he is the
Company’s President and Chief Executive Officer. Prior to their respective resignations,
Messrs. Peter Klein and Michael Montoya were deemed independent directors.

Fiscal Year 2025 Proxy Statement	23

Board of Directors

STOCK OWNERSHIP GUIDELINES FOR DIRECTORS
The Board of Directors has stock ownership guidelines for the Company’s directors and executive officers, which on May 21, 2025 ("Adoption Date") were updated ("Updated
Stock Ownership Guidelines"). Directors continue to be required to own shares of
Common Stock equal in value to five times the directors’ annual cash retainer. Previously, directors needed to meet this requirement within three years of joining the Board. Under the Updated Stock Ownership Guidelines, directors are required to achieve this ownership level within the later of (i) five years of joining the Board or (ii) three years after the
Adoption Date ("Ownership Effective Date"). Directors with three or more years of director service as of the Adoption Date continue to be subject to the stock ownership requirement of five times their annual cash retainer even before their Ownership Effective Date. Upon the applicable Ownership Effective Date for directors, until the five-times annual cash retainer ownership guideline is achieved, the Updated Stock Ownership Guidelines require our directors to retain a number of shares equal to not less than 50% of the Net Shares received. “Net Shares” are those shares that remain after shares are sold to satisfy tax obligations.  Shares of Common Stock that count toward satisfaction of the guidelines include shares purchased on the open market, shares obtained through stock option exercises, shares obtained through grants of Restricted Stock Units (RSUs), and shares beneficially owned in a trust, by a spouse and/or minor children. Shares owned by directors are valued at the greater of (i) the price at the time of acquisition/purchase or (ii)
the current market value.

24	Fiscal Year 2025 Proxy Statement

Board of Directors

NOMINEES AND CONTINUING DIRECTORS	The following individuals have been nominated for election to the Board of Directors or will continue to serve on the Board of Directors after the Annual Meeting:

FRANÇOIS LOCOH-DONOU

Age: 54 Director Since: 4/2017 Committees: None

Other U.S. Listed Current Public Company Boards: Capital One Financial Corporation

Qualification Highlights
With a 27-year background in enterprise technology, Mr. Locoh-Donou has extensive executive experience spanning the security, networking, and telecommunications industries. In his nine years as CEO of F5, Mr. Locoh-Donou has led the transformation of the company from a hardware-centric
ADC vendor, into a leader in Multi-Cloud Application Delivery and Security. Today, over 70% of the company's revenues are recurring, and F5's Hardware, Software and SaaS portfolio serves all
Applications across any infrastructure environment. Mr. Locoh-Donou is also spearheading F5's growing role with AI applications. Prior to F5, Mr. Locoh-Donou held leadership positions in Sales,
Marketing, Operations and Product functions at global telecom solutions provider Ciena. As the sole management member of the Board of Directors, he serves a critical role in the communication between the Board and company leadership.

Career Highlights
F5, Inc.
•President, Chief Executive Officer, and
Director (since April 2017)
Ciena, a global leader in high-speed
connectivity
•Chief Operating Officer (November 2015 -
January 2017)
•Senior Vice President, Global Products
Group (August 2011 - November 2015)
Capital One Financial Corporation, a bank
holding company specializing in credit cards,
auto loans, banking, and savings accounts
•Director (since March 2019)
Education
•Engineering degree from École Centrale de
Marseille Masters degree in Sciences from
Télécom ParisTech in France
•M.B.A. from the Stanford Graduate School
of Business

Other U.S.-Listed Public Company
Directorships Within the Past Five Years
•None
Other Experience
•Co-Founder and Chairperson of Cajou
Espoir, a social enterprise focused on
cashew-processing that employs several
hundred people in rural Togo
•Co-Founder and Chairperson of Digi.job, a
Togo company focusing on simplifying digital
transformation with innovative solutions

Fiscal Year 2025 Proxy Statement	25

Board of Directors

MARIANNE N. BUDNIK

Age: 57 Director Since: 10/2022 Committees: RC, NC

Other U.S. Listed Current Public Company Boards: Cerence Inc.

Qualification Highlights
Ms. Budnik’s extensive experience as a Chief Marketing Officer in the artificial intelligence and cybersecurity industry brings a valuable perspective on best practices and solutions. Ms. Budnik’s cybersecurity expertise combined with her extensive experience in marketing makes her well qualified to serve on our Board of Directors.

Career Highlights
F5, Inc.
•Director (since October 2022)
VAST Data, an AI data platform company
•Chief Marketing Officer (since September
2023)
Talon Cyber Security (acquired by Palo Alto
Networks in November 2023), a provider of
cybersecurity solutions for the distributed
workforce
•Chief Marketing Officer (March 2022 -
July 2023)
CrowdStrike Holdings, Inc., a cybersecurity
technology company
•Chief Marketing Officer (December 2020 -
March 2022)
CyberArk Software, Ltd., an information security
technology company
•Chief Marketing Officer (May 2017 -
December 2020)
Cerence Inc., a provider of artificial intelligence
powered assistants for connected autonomous
vehicles
• Board Member (since October 2019)
Education
•Bachelor of Science from Babson College
•M.B.A. from Boston University
Other U.S.-Listed Public Company Directorships Within the Past Five Years •None Other Experience Former Leadership Roles •SimpliVity •Acme Packet •CA Technologies •EMC Corporation

26	Fiscal Year 2025 Proxy Statement

Board of Directors

ELIZABETH L. BUSE

Age: 64 Director Since: 9/2020 Committees: RC, CC, NC

Other U.S. Listed Current Public Company Boards: U.S. Bancorp

Qualification Highlights
Ms. Buse has extensive experience in the financial services industry. She brings to our Board of
Directors insights regarding the financial services industry globally and provides a valuable perspective on best practices and solutions. Ms. Buse’s financial services and technology expertise combined with her background as a Chief Executive Officer in the financial services industry makes her well qualified to serve on our Board of Directors.

Career Highlights
F5, Inc.
•Director (since September 2020)
U.S. Bancorp, a bank holding company
•Director (since June 2018)
Monitise, PLC, a financial services technology
company
•Co-Chief Executive Officer and Chief
Executive Officer (June 2014 - October
2015)
Visa, Inc., a leading global payments technology
company
•Executive Vice President, Global Services
Education
•Bachelor of Arts in Spanish Linguistics from
UCLA
•M.B.A. from University of California–
Berkeley, Haas School of Business

Other U.S.-Listed Public Company
Directorships Within the Past Five Years
•None
Other Experience
•Former Director, eNett International, a
privately held payment services company
specializing in B2B international payment
solutions (March 2016 - June 2019)
•Former Director, Travelport Worldwide
Limited, a publicly-traded travel technology
company (September 2014 - June 2019)
•Former Group President for Asia-Pacific,
Central Europe, Middle East, and Africa,
Visa, Inc.

Fiscal Year 2025 Proxy Statement	27

Board of Directors

MICHEL COMBES

Age: 63 Director Since: 9/2023 Committees: AC, CC

Other U.S. Listed Current Public Company Boards: Philip Morris International Inc.

Qualification Highlights
Mr. Combes has extensive experience as a telecommunications and technology executive. He brings to our Board of Directors insights regarding the telecommunications industry globally and provides a valuable perspective on best practices and solutions. Mr. Combes’ telecommunications and technology expertise combined with his background as a Chief Executive Officer in the telecommunications industry make him well qualified to serve on our Board of Directors.

Career Highlights
F5, Inc.
•Director (since September 2023)
•Director (July 2018 - March 2021)
Brightspeed
•Executive Chairman and acting Chief
Executive Officer (since June 2025)
Forgelight LLC
• Partner (since June 2024)
Philip Morris International Inc.
•Director (since December 2020)
Claure Group, a global entrepreneurial and
investment firm
•Executive Vice President (October 2022 -
May 2024)
Softbank, a multinational investment holding
company
•President and Chief Executive Officer
(June 2020 - June 2022)
Sprint, an American telecommunications
company
•President and Chief Executive Officer
(January 2018 - April 2020)
Education
•Master of Science degree from École
Polytechnique with a focus in engineering
•Doctorate from Paris Dauphine University

Other U.S.-Listed Public Company
Directorships Within the Past Five Years
•Former Director, SoFi Technologies (May
2021 - July 2022)
Other Experience
•Director, e& (etisalat and)
•Director, ContentSquare
•Chairman, Polestar Analytics
•Non-voting Board Observer, Assystem
•Former Director, Assystem
•Former Chief Executive Officer and Director,
Altice N.V.
•Former Chief Executive Officer, Alcatel-
Lucent
•Former Chief Executive Officer, Vodafone
Europe
•Former Chairperson and Chief Executive
Officer, TDF Group
•Former Chief Financial Officer and Senior
Executive Vice President, France Telecom

28	Fiscal Year 2025 Proxy Statement

Board of Directors

TAMI ERWIN

Age: 61 Director Since: 10/2023 Committees: AC, CC

Other U.S. Listed Current Public Company Boards: Deere & Company, and Xerox Corporation

Qualification Highlights
Ms. Erwin has extensive leadership experience in the telecommunications and technology industry.
She brings to our Board of Directors insights regarding digital transformation and growth and provides a valuable perspective on scaling innovation and driving transformation across large and complex organizations. Ms. Erwin’s telecommunications and technology expertise combined with her background as a Chief Executive Officer, Chief Operating Officer and Chief Marketing Officer in the
telecommunications industry makes her well qualified to serve on our Board of Directors.

Career Highlights
F5, Inc.
•Director (since October 2023)
Verizon Business Group, a multinational
telecommunications conglomerate
•Executive Vice President and Chief
Executive Officer (February 2019 -
September 2022)
Verizon Wireless, a multinational
telecommunications conglomerate
•Executive Vice President and Chief
Operating Officer (September 2016 - April
2019)
•Verizon’s top three operating executives
responsible for operating the company’s
wireless and premier all-fiber network as
well as strategy, marketing, and sales and
operations
Deere & Company, a tractor and heavy
equipment manufacturer
•Director (since May 2020)
Xerox Corporation, a global leader in office and
production print technology and related
solutions
•Director (since April 2024)
Education
•Business Administration, Pacific Union
College
•Executive Program Certification from the
Stanford Graduate School of Business

Other U.S.-Listed Public Company
Directorships Within the Past Five Years
•None
Other Experience
•Senior Vice President and Group President
of Consumer & Mass Business Markets,
Verizon
•Chief Marketing Officer, Verizon
•Director, York Space Systems (since
February 2023)
•Advisory Council, Aptiv (since February
2023)
•Advisory Council, Skylo (since March 2024)
•Operating Partner, Digital Gravity
Infrastructure Partners (since July 2023)

Fiscal Year 2025 Proxy Statement	29

Board of Directors

JULIE M. GONZALEZ

Age: 44 Director Since: 10/2024 Committees: AC, RC

Other U.S. Listed Current Public Company Boards: None

Qualification Highlights
Ms. Gonzalez has significant experience as a financial executive. She brings to our Board of
Directors insights into financial management and provides a valuable perspective on best practices and strategy. Ms. Gonzalez’s experience in infrastructure software, human capital management and
ERP SaaS combined with her background in corporate finance makes her well qualified to serve on our Board of Directors.

Career Highlights
F5, Inc.
•Director (since October 2024)
Workday, Inc., a unified Human Capital
Management and ERP platform SaaS vendor
•Senior Vice President, Business Finance
(since April 2023)
VMWare, a cloud computing and virtualization
technology company
•Senior Vice President, Corporate/Business
Operation Finance and Investor Relations
(August 2021 - April 2023)
•Vice President, Corporate Finance (January
2019 - August 2021)
Education
•Bachelor of Science in Electrical
Engineering from Stanford University
•M.B.A. from Santa Clara University
Other U.S.-Listed Public Company Directorships Within the Past Five Years •None Other Experience •Maxim Integrated •AT&T

30	Fiscal Year 2025 Proxy Statement

Board of Directors

MAYA McREYNOLDS

Age: 54 Director Since: 10/2024 Committees: AC, NC

Other U.S. Listed Current Public Company Boards: None

Qualification Highlights
Ms. McReynolds has meaningful experience as an executive at a large end-to-end technology solutions provider. She brings to our Board of Directors insights regarding the technology industry globally and provides a valuable perspective on driving the financial strategy. Ms. McReynolds’s finance and accounting experience combined with her background as a Chief Financial Officer and
Chief Accounting Officer makes her well qualified to serve on our Board of Directors

Career Highlights
F5, Inc.
•Director (since October 2024)
Dell Technologies Inc., a computer software
corporation
•Chief Financial Officer, Client Solutions
Group (since 2020)
•Chief Accounting Officer (2014 - 2020)
Education
•Bachelor of Science in Management (with a
concentration in Finance and Accounting)
from Tulane University
Other U.S.-Listed Public Company Directorships Within the Past Five Years •None Other Experience •Minute Maid Company, a division of the Coca-Cola Company •KPMG

Fiscal Year 2025 Proxy Statement	31

Board of Directors

NIKHIL MEHTA

Age: 48 Director Since: 1/2019 Committees: RC, CC

Other U.S. Listed Current Public Company Boards: Pubmatic, Inc., and Gainsight, Inc.

Qualification Highlights
Mr. Mehta has extensive experience as an executive at leading SaaS companies. His insights regarding SaaS and related technology combined with his background serving as a Chief Executive
Officer make him well qualified to serve on our Board of Directors.

Career Highlights
F5, Inc.
•Director (since January 2019)
Gainsight, Inc., a leading Customer Success
Software-as-a-Service (“SaaS”) platform
provider
•Board Member and Special Advisor (since
August 2025)
•Chief Executive Officer (February 2013 -
August 2025)
LiveOffice (acquired by Symantec), a global
provider of cloud-based email archiving
•Chief Executive Officer (2012 - 2018)
Pubmatic, Inc., a company that develops and
implements online advertising software and
strategies for the digital publishing and
advertising industry
•Director (since August 2023)
Education
•Bachelor of Arts in biochemical science from
Harvard University
•M.S. in computer science from Harvard
Graduate School of Arts and Sciences

Other U.S.-Listed Public Company
Directorships Within the Past Five Years
•None
Other Experience
•Lead Edge Growth Opportunities, Ltd.
(March 2021 - March 2023)
•Vice President, VERITAS Software
•Vice President, Symantec Corporation

32	Fiscal Year 2025 Proxy Statement

Board of Directors
There are no family relationships among any of the Company’s directors or executive officers. None of the corporations or other organizations referred to in the biographical information set forth above is a parent, subsidiary, or other affiliate of the Company.

DIRECTOR NOMINATION
Board Composition and Effectiveness. In fiscal year 2025, the Board, led by the Chair of the Nominating Committee, renewed the outside consultant, Spencer Stuart's engagement to assist the Board in evaluating its composition, working practices, and effectiveness utilizing a framework focused on the Council of Investors Seven Indicators of Strength.
Spencer Stuart continued its engagement with a focus on the valuation of the Board's governing documents and committee composition and effectiveness. The Board further engaged Spencer Stuart in developing criteria and a framework for evaluating Chair succession candidates.

Criteria for Nomination to the Board of Directors. The Nominating Committee considers the appropriate balance of experience, skills, and characteristics required of the Board of
Directors, and seeks to ensure that at least a majority of the directors are independent under the Nasdaq Listing Rules, that members of the Company’s Audit Committee meet the financial literacy requirements under the Nasdaq Listing Rules and that at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and
Exchange Commission (the “SEC”). Nominees for director are selected on the basis of, among other things, their depth and breadth of experience, integrity, diversity, ability to work effectively as part of a team, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties. In evaluating director candidates, regardless of the source of the nomination, the Nominating Committee will consider, in accordance with its charter and the Company’s Corporate Governance Guidelines, the
composition of the Board as a whole, the requisite characteristics (including independence, diversity, skills, and experience) of each candidate, and the performance and continued
tenure of incumbent Board members, as well as Board succession plans. With respect to
Board diversity, we broadly construe diversity to mean not only diversity of race, gender, sexual orientation, and ethnicity, but also diversity of geography, culture, opinions, perspectives, and professional and personal experiences. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law. The Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities.
The Board therefore considers diversity in identifying nominees for director but does not have a separate policy directed toward diversity. The Nominating Committee, as well as the full Board, also considers the candidate’s outside board service as well as other candidate time commitments in evaluating the candidate’s ability to effectively serve. The Company’s
Corporate Governance Guidelines provide that Directors generally cannot serve on a total of more than three public company boards, including the F5 Board. Directors who wish to serve on more than three public company boards may request an exception from the full
F5 Board, which may approve the request if it determines, following consultation with the
Nominating Committee, that such service will not adversely affect the requesting director's ability to serve effectively on the F5 Board and its committees. A copy of the Company’s
Corporate Governance Guidelines can be found on our website at www.f5.com under the
“Company – Investor Relations – Governance Documents.”
Process for Identifying and Evaluating Nominees. The process for identifying and evaluating nominees to fill vacancies on the Board of Directors is initiated by assessing critical Company and Board needs, based on the present and future strategic objectives of the Company and the specific skills required for the Board as a whole and for each Board committee. A third-party search firm is generally used by the Nominating Committee to identify qualified candidates. These candidates are evaluated by the Nominating
Committee by reviewing the critical needs assessment, the candidates’ biographical information and qualifications, and checking the candidates’ references.
Serious candidates meet with all members of the Board and as many of the Company’s executive officers as practical. Recommendations on specific candidates will be made by the Nominating Committee, in consultation with the Lead Independent Director (or Chair, if independent), to the full Board. The Nominating Committee will evaluate the skills and experience of existing Board members against the Company’s critical needs assessment in making recommendations for nomination by the full Board of candidates for election by the

Fiscal Year 2025 Proxy Statement	33

Board of Directors
shareholders. Using the input from interviews with Board candidates and the information obtained from and recommendation provided by the Nominating Committee, the full Board determines whether to appoint or nominate, as the case may be, a candidate to the Board.
The nominees to the Board of Directors described in this Proxy Statement were unanimously approved by the Company’s directors. The Board appointed Mses. Gonzalez and McReynolds to the Board on October 10, 2024. Both Mses. Gonzalez and
McReynolds were recommended by the Nominating Committee based upon their prior experience as executives in SaaS and software companies operating at scale as well as their qualifications as financial experts. Both Mses. Gonzalez and McReynolds were recommended by a third-party search firm the Nominating Committee retained at the expense of the Company. The third-party search firm was provided guidance as to the skills, experience, and other characteristics the Nominating Committee was seeking in potential candidates. The third-party search firm identified a number of potential candidates, including Mses. Gonzalez and McReynolds, and prepared background materials on these candidates, which were provided to the members of the Nominating
Committee for their review. The third-party search firm interviewed those candidates whom the Nominating  Committee determined merited further consideration and assisted in arranging interviews of selected candidates with members of the Nominating Committee, other members of the Board of Directors, and certain of the Company’s executive officers.
The third-party search firm also completed reference checks on Mses. Gonzalez and
McReynolds.
The Nominating Committee expects that a process similar to that with respect to Mses.
Gonzalez and McReynolds candidacies will be used to evaluate nominees recommended by shareholders.
Shareholder Recommendations and Nominations—Proxy Access Candidates. The
Company’s Bylaws permit a shareholder or group of up to 20 shareholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s proxy materials director nominees constituting up to two directors or 20% of the Board, whichever is greater, provided that the shareholder(s)
and the nominee(s) satisfy the requirements specified in the Company’s Bylaws. A nominating shareholder is required to provide appropriate written notice of that shareholder’s intent to make the nomination to the Secretary of the Company not less than
120 days nor more than 150 days before the first anniversary of the date that the Company sent out its Proxy Statement for the prior year’s Annual Meeting of Shareholders. In order to be considered timely for the 2026 Annual Meeting, appropriate notice of the nomination must be received by the Secretary of the Company on or after August 29, 2026 and on or before September 28, 2026. Nominating shareholders and nominees must satisfy the notice, information, and consent requirements set forth in the Company’s Bylaws.
The Nominating Committee will consider written proposals from shareholders for nominees for director. Any such nominations should be submitted to the Nominating Committee c/o the Corporate Secretary and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (“Exchange Act”) (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); (b) the name(s) and address(es) of the shareholder(s)
making the nomination and the number of shares of Common Stock that are owned beneficially and of record by such shareholder(s); (c) appropriate biographical information and a statement as to the qualification of the nominee; and (d) any other applicable information required by the Bylaws of the Company or otherwise reasonably requested by the Company. Such nominations should be submitted in the timeframe regarding nominations described in the Bylaws of the Company and under the caption “Shareholder
Proposals for the Annual Meeting for Fiscal Year 2026” below.

34	Fiscal Year 2025 Proxy Statement

Board of Directors

COMMUNICATIONS WITH DIRECTORS
Shareholders who wish to communicate with our directors may do so by contacting them
c/o Corporate Secretary, F5, Inc., 801 Fifth Avenue, Seattle, Washington 98104. As set
forth in the Company’s Corporate Governance Guidelines, a copy of which may be found under the “Company — Investor Relations — Governance Documents” section of our website, www.f5.com, these communications will be forwarded by the Corporate Secretary to a Board member, Board committee or the full Board of Directors, as appropriate.

COMPENSATION OF DIRECTORS
Prior to each Annual Meeting of Shareholders, the Compensation Committee reviews with its compensation consultant the appropriate level and form of compensation for non-
employee directors and makes recommendations to the Board of Directors. In making non-employee director compensation recommendations, the Compensation Committee takes various factors into consideration, including the compensation consultant’s review of the equity award and cash retainer elements of non-employee director compensation in terms of practice and pay level with respect to both the Company and companies comprising the same peer group used by the Compensation Committee in connection with its review of executive compensation, market trends, and the emphasis on equity to support alignment with shareholders. The Compensation Committee recommended an increase to the annual equity grant for non-employee directors and an increase to the
Board Chair cash retainer based on its review, and the Board of Directors accepted and approved the recommendation to increase the non-employee annual equity grant and the increase to the Board Chair cash retainer for fiscal year 2025. The Board of Directors approves all equity awards to be granted to non-employee directors on the date of the
Annual Meeting of Shareholders as well as the amount of the annual cash retainer, paid in quarterly installments.
The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended September 30, 2025.

Fiscal Year 2025 Proxy Statement	35

Director Compensation
for Fiscal Year 2025

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)

Marianne N. Budnik	112,500	275,156	387,656
Elizabeth L. Buse	117,500	275,156	392,656
Michel Combes	83,556	275,156	358,712
Michael L. Dreyer	125,000	275,156	400,156
Tami Erwin	92,500	275,156	367,656
Julie M. Gonzalez	97,780	381,126	478,906
Alan J. Higginson	193,292	275,156	468,448
Peter S. Klein	65,538	275,156	340,694
Maya McReynolds	84,953	381,126	466,079
Nikhil Mehta	92,500	275,156	367,656
Michael F. Montoya	92,500	275,156	367,656
1.François Locoh-Donou, the Company’s President and Chief Executive officer, is not included in this table as he is an employee of the Company and thus receives no compensation for his services as a director.
2.Represents the aggregate annual retainers, Board of Directors chair retainer, committee chair retainers, and member committee fees. Non-employee directors of the Company are currently paid $60,000 annually for their services as members of the Board of Directors.
The Chair of the Board of Directors receives an additional $115,000 paid annually. Chairs of the Audit, Risk, Compensation, and Nominating Committees receive an additional
$20,000, $20,000, $12,500, and $12,500, respectively, annually. In addition, the members of the Audit, Risk, Compensation, and Nominating Committees (including the Committee chairs) are paid annual payments of $20,000, $20,000, $12,500, and $12,500, respectively.
Directors receive cash fees in quarterly installments. Mr. Klein resigned from the Board of
Directors effective April 25, 2025. Mses. Gonzalez and McReynolds were appointed to the
Board of Directors on October 10, 2024, at which time Mses. Gonzalez and McReynolds each became members of the Audit Committee. Messrs. Combes and Mehta, and Mses.
Buse, Gonzalez, and McReynolds became members of additional committees on March 13,
2025. The following table provides a breakdown of fees earned or paid in cash:

36	Fiscal Year 2025 Proxy Statement

Director Compensation for Fiscal Year 2025

Name	Annual Retainers ($)	Board and Committee Chair Fees ($)	Member Committee Fees ($)	Total ($)

Marianne N. Budnik	60,000	20,000	32,500	112,500
Elizabeth L. Buse	60,000	12,500	45,000	117,500
Michel Combes	60,000	—	23,556	83,556
Michael L. Dreyer	60,000	12,500	52,500	125,000
Tami Erwin	60,000	—	32,500	92,500
Julie M. Gonzalez	58,533	8,681	30,566	97,780
Alan J. Higginson	60,000	108,292	25,000	193,292
Peter S. Klein	33,956	11,319	20,263	65,538
Maya McReynolds	58,533	—	26,420	84,953
Nikhil Mehta	60,000	—	32,500	92,500
Michael F. Montoya	60,000	—	32,500	92,500
3.This column represents the aggregate grant date fair value of restricted stock units (RSUs)
granted to directors in the year computed in accordance with ASC Topic 718 and determined as of the grant date. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, please refer to note 1 “Summary of Significant Accounting Policies — Stock-based
Compensation”, and note 10 “Stock-Based Compensation” in our financial statements included in our Annual Report to Shareholders on Form 10-K for the year ended September
30, 2025. On March 13, 2025, the Board of Directors approved the recommendations of the
Compensation Committee that each non-employee director receive a grant on March 13,
2025 of RSUs representing the right to receive 934 shares of Common Stock under the F5,
Inc. Incentive Plan (with a grant date fair value of $275,156 in accordance with ASC Topic
718), which will fully vest on March 11, 2026 if the non-employee director continues to serve as a director on that date. On October 31, 2024, the Board of Directors approved the recommendations of the Compensation Committee that Mses. Gonzalez and McReynolds each receive in connection with their appointment to the Board a grant on November 1,
2024 of RSUs representing the right to receive 480 shares of Common Stock, respectively, under the F5, Inc. Incentive Plan (with a grant date fair value of $105,970 in accordance with ASC Topic 718), which fully vested on March 12, 2025. As of September 30, 2025, the
934 RSUs awarded to each non-employee director were the only RSUs held by each such director, and they were not yet vested.

COMPENSATION RISK ASSESSMENT
The Compensation Committee and Company management have reviewed the Company’s compensation plans and programs and have concluded that none of these plans or programs is reasonably likely to have a material adverse effect on the Company. In making this evaluation, the Compensation Committee reviewed the key elements of each of the Company’s compensation programs and the means by which any potential risks are mitigated, including through various elements in the Company’s enterprise risk management program.

The Company’s compensation programs include a mix of base salary, cash incentive compensation, and long-term equity compensation. We structure our compensation program for executive officers to consist of both fixed and variable components. The fixed
(or base salary) component of our compensation programs is designed to provide income independent of our stock price performance so that executive officers will not focus exclusively on stock price performance to the detriment of other important business metrics. The variable (cash bonus and equity) components of our compensation programs are designed to reward both short-term and long-term company performance, which we believe discourages our executive officers from taking actions that focus only on our short-
term success and helps align our employees with our shareholders and on our longer-term success.

Fiscal Year 2025 Proxy Statement	37

Director Compensation for Fiscal Year 2025
We maintain internal controls over the measurement and calculation of financial information, which are designed to prevent this information from being manipulated by any employee, including our executive officers. Our employees, including executive officers, are required to comply with our Code of Conduct, which covers, among other things, accuracy in keeping financial and business records. As discussed more thoroughly below, the Company also has a Clawback Policy to recoup performance compensation in the event the Company restates its reported financial results to correct a material accounting error on an interim or annual financial statement included in a report on Form 10-Q or 10-K due to material noncompliance with a financial reporting requirement.
The Compensation Committee approves each equity award for executive officers except the CEO, recommends CEO equity awards to the full Board for approval prior to the date of grant and establishes limits for the grants of all other equity awards. We believe that this helps ensure we grant equity compensation appropriately and in a sustainable manner.
The annual cash incentive compensation for the executive officers in fiscal year 2025 included both revenue and non-GAAP operating income targets, as well as targets for inclusion metrics. These targets were intended to ensure that the executive officers appropriately manage operating risks, avoid excessive risk-taking, and maintain the
Company’s operating income targets while growing our revenue base, as well work to make F5 an inclusive organization. The revenue and non-GAAP operating income targets were also used for setting the pool for cash incentive compensation (MBOs) for all eligible
Company employees. In addition, the Company is adjusting its measurement and vesting period for the relative total shareholder return metric to transition to a three-year vesting period by fiscal year 2027 to tie the incentive compensation of the executives directly to longer term shareholder performance. As part of our equity policies, we prohibit hedging and pledging transactions involving our securities so that our executive officers and other employees cannot insulate themselves from the effects of poor stock price performance.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the
Company’s “Compensation Discussion and Analysis.” Based on this review and discussions, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement and the
Company’s Annual Report to Shareholders on Form 10-K for the fiscal year ended
September 30, 2025.

Members of the Compensation Committee:
Elizabeth L. Buse, Chair
Michel Combes
Tami Erwin
Alan J. Higginson
Nikhil Mehta

38	Fiscal Year 2025 Proxy Statement

Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS	Introduction
This Compensation Discussion and Analysis provides information about the compensation program for our named executive officers (“NEOs”) in fiscal year 2025:
•François Locoh-Donou, President and Chief Executive Officer
•Cooper Werner, Chief Financial Officer
•Tom Fountain, Chief Operating Officer
•John Maddison, Chief Marketing Officer
•Chad Whalen, Chief Revenue Officer
•Frank Pelzer, former Chief Financial Officer
Mr. Pelzer retired from his position as our Chief Financial Officer on November 18, 2024 and Mr. Werner became our Chief Financial Officer effective November 19, 2024.
Fiscal year 2025 marked an exceptional year of operational and financial achievement for
F5. The Company delivered revenue of $3.1 billion, representing 10% growth year-over-
year and marking our 24th consecutive year of revenue growth. This strong performance reflects our strategic investments in innovation and our unique position at the forefront of transformative industry shifts. As customers modernize their data centers, adopt hybrid multicloud architectures, and scale to meet growing application performance and security needs—including those driven by AI adoption—F5’s technology leadership has never been more critical.
The Talent and Compensation Committee of the Company’s Board of Directors (the
“Compensation Committee”) designed the fiscal year 2025 executive compensation program to reinforce our strategic priorities of sustainable revenue growth and driving increased profitability through productivity and portfolio optimization. We linked annual cash incentives to near-term operational performance (including revenue growth and non-
GAAP operating income) and long-term equity awards to multi-year strategic outcomes
(including earnings per share, revenue growth and relative total shareholder return). These measures align pay to the Board’s objective of establishing the Company as a leader in multi-cloud application services while building long-term shareholder value.

Fiscal Year 2025 Proxy Statement	39

Executive Compensation
FACTORS TO CONSIDER

FISCAL YEAR 2025 PERFORMANCE HIGHLIGHTS	Annual revenue	Cash flow from operations

	3.1	950
	BILLION	MILLION

	GAAP net income	Cash returned to shareholders through share repurchases

	692	500
	MILLION	MILLION
$
$
$
$

AWARDS AND COMPANY RECOGNITION	F5's BIG-IP and Distributed Cloud Services Received 2025 TrustRadius Top Rated Awards	F5 Recognized in 25 Hottest AI Companies for Data Center and Edge: The 2025 CRN AI 100	CRN Named F5 in Top 25 IT Innovators of 2025

	F5 Listed in CRN's 20 Coolest Application Security Companies of 2025: The 2025 Security 100	F5 Employee Awarded CRN’s The Most Powerful Women of the Channel 2025: Power 100	KuppingerCole Recognized F5 as Overall Market Leader in WAAP

COMPENSATION POLICIES AND PRACTICES LINKED TO SHAREHOLDER VALUE CREATION AND RISK MITIGATION	What We Do
Pay for performance emphasized and executive compensation aligned with F5’s business objectives and performance, and the creation of shareholder value

Listen to shareholder feedback - transitioned the measurement and vesting periods for executive performance-based RSUs tied to relative Total Shareholder Return (rTSR) to a three-year performance period with cliff vesting at the end of three years.

Incentive-based compensation at risk if threshold performance metrics not achieved
Executive compensation is reviewed annually by an independent compensation consultant retained by the Talent and Compensation Committee
Stock ownership guidelines that encourage alignment with the interests of shareholders
Incentive compensation clawback policy
Shareholder engagement and annual advisory vote on named executive officer compensation
Change of Control Agreements require a double-trigger event for cash severance

40	Fiscal Year 2025 Proxy Statement

Executive Compensation

What We Don’t Do
No “golden parachute” excise tax reimbursement or gross-ups upon a change in control
No hedging or pledging or otherwise engaging in short sales of common stock of the company
No re-pricing of stock options
No excessive perquisites
No dividends/dividend equivalents paid on equity awards prior to vesting

UPDATES TO THE COMPENSATION PROGRAM FOR FISCAL YEAR 2025
The Compensation Committee implemented a change to the short-term cash incentive program payout calculation for fiscal year 2025 to further align executive compensation with the creation of long-term shareholder value and expectations of our shareholders.
The Compensation Committee added a 4x multiplier to the STI payout calculation as a decelerator or accelerator for attainment below or above target in alignment with the general employee bonus plan for fiscal year 2025. This change aims to better align payouts with the Company’s revenue and non-GAAP operating income results against target, creating tighter alignment with shareholder outcomes. Underachievement of targets will result in lower payouts, reflecting the scale of STI payout in line with our financial performance while employees including the Company’s executive officers can enjoy greater upside should the Company exceed financial targets. This change further reinforces a strong “pay-for-performance” culture.

The Compensation Committee intends to continue to monitor, evaluate and update the
Company’s executive compensation program as appropriate to refine metrics and goals to ensure executive incentives drive the right balance of growth, profitability, and long-term shareholder value, reflect shareholder feedback and best practices for the Company’s compensation policies and practices for its executive officers.

FISCAL YEAR 2025 CORPORATE PERFORMANCE
The Company’s total annual revenue in fiscal year 2025 was $3.1 billion, which represented 10% growth from fiscal year 2024 and marked the Company’s 24th consecutive year of revenue growth. Fiscal year 2025 GAAP net income was $692 million, representing growth of 22% from fiscal year 2024. Fiscal year 2025 cash flow from operating activities was $950 million, an increase of 20% from fiscal year 2024 as a result of increased profitability.

Fiscal Year 2025 Proxy Statement	41

Executive Compensation
The following chart reflects the Company’s revenue, cash flow from operations and GAAP net income over the past five fiscal years.

3,500
3,000
2,500
2,000
1,500
1,000
500
0
Revenue ($ are in millions)
1,000
800
600
400
200
0
Cash Flow/Net Income ($ are in Millions)
2020
2021
2022
2023
2024
2025
Revenue
Cash Flow from Operations
GAAP Net Income

F5 REVENUE, CASH FLOW FROM OPERATIONS, AND NET INCOME
The following chart reflects the Company’s cumulative total shareholder return over the past five fiscal years compared to its peer group and the Nasdaq Composite, S&P 500, and
S&P 500 Information Technology Index.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN

300
250
200
150
100
50
2020
2021
2022
2023
2024
2025
F5, Inc.
NASDAQ Composite Total Return
S&P 500 Information Technology Index
S&P 500 Index - Total Return
New Peer Group
Old Peer Group

Prepared by Zacks Investment Research, Inc. Used with permission. All rights reserved.
Copyright 1980-2025. Index Data: Copyright Standard and Poor’s, Inc., and Copyright
NASDAQ OMX, Inc. Used with permission. All rights reserved.

42	Fiscal Year 2025 Proxy Statement

Executive Compensation

EXECUTIVE COMPENSATION PROGRAM OBJECTIVES AND COMPENSATION PHILOSOPHY
The executive compensation program is intended to align executive compensation with the Company’s business objectives, performance, and creation of shareholder value. The
Compensation Committee designs our executive compensation program to link compensation to improvements in elements of the Company’s performance associated with the creation of shareholder value. We achieve this objective through a compensation program that:

•Provides a competitive total compensation package that supports attraction, motivation, retention and internal equity for our executive officers who contribute to the Company’s success;
•Emphasize performance-based compensation to align executive pay with critical business outcomes  and align the interests of our executive officers with the long-term interests of our shareholders; and
•Links incentives to both annual operating priorities and multi-year strategic objectives that support our business strategy.
The Compensation Committee believes that the Company’s executive compensation should also reflect each executive officer’s qualifications, experience, role, and personal performance, as well as the Company’s performance achievements and internal parity. In setting the fiscal year 2025 incumbent executive compensation, the Compensation
Committee reviewed competitive market data for both cash compensation and LTI and targeted total direct compensation for similar positions at our peer group companies (See
"Factors Considered by the Compensation Committee in Establishing Executive
Compensation - Competitive Market Analysis").

SHAREHOLDER ENGAGEMENT AND ANNUAL ADVISORY VOTE
In addition to its routine shareholder engagement, the Company engages in proactive outreach to shareholders to discuss and receive input, provide additional information, and address various questions including questions with respect to our executive compensation program. These engagements enable the Company’s Board of Directors and the
Compensation Committee to better understand our shareholders’ priorities and perspectives and provide them with useful input.

The Compensation Committee carefully considers feedback from shareholders about the
Company’s executive compensation program, including the results of the shareholders’
annual advisory vote on named executive officer compensation. Last year, approximately
91% of shareholders approved the annual advisory vote on executive officer compensation, further evidencing the shareholders’ overall support of our executive compensation program. The Compensation Committee believes this vote reflects overall support for our executive compensation program. Shareholders are invited to express their views to the Compensation Committee, including as described above under the heading
“Communications with Directors.”

Fiscal Year 2025 Proxy Statement	43

Executive Compensation

ELEMENTS OF OUR FISCAL YEAR 2025 COMPENSATION	The three primary elements of our fiscal year 2025 executive compensation program were:

(i)base salary (Salary),

(ii)short-term incentive compensation in the form of cash bonuses (STI), and

(iii)long-term incentive compensation composed of equity compensation that were both performance-based and service-based (LTI).

HOW EACH ELEMENT FITS INTO OUR OVERALL COMPENSATION OBJECTIVES AND AFFECTS OTHER ELEMENTS OF COMPENSATION
Consistent with our philosophy that a significant portion of our executive officers’ target total direct compensation should be directly linked to the performance of the Company and align the interests of our executive officers with the long-term interests of our shareholders, a majority of our CEO’s and other NEOs' fiscal year 2025 target total direct compensation was based on the Company achieving certain performance and financial targets.

The charts below reflect the relative target values of the three key elements of current NEO compensation for fiscal year 2025:
CEO Compensation
Other NEO Compensation
Salary
STI
LTI
Salary
STI
LTI
“Other NEO Compensation” is an average of the current NEOs other than the CEO. Base salary, STI, and LTI are reflected at target. Please refer to the “Cash Incentive
Compensation” and “Fiscal Year 2025 Equity Awards” sections below for information on the fiscal year 2025 values.
The charts below reflect the percentage of NEO target total direct compensation that was performance-based (STI and performance-based portion of LTI) for fiscal year 2025:
CEO Compensation Mix
Other NEO Compensation Mix
Performance
Service
Performance
Service

44	Fiscal Year 2025 Proxy Statement

Executive Compensation
Position to Market Over Time
In setting the individual target compensation for our NEOs, the Committee reviews market data from our peer group companies, as well as survey data, and considers each NEO's sustained performance, potential, leadership role scope, criticality and internal parity.
Base Salary
Base salary is the fixed element of our executive officers' annual cash compensation. Our executive officers’ base salaries are set at levels that reflect the following:
•The executive officer’s specific job responsibilities, experience, qualifications, job performance, and potential future contributions;
•Competitive market data drawn from the Radford Global Compensation survey database covering technology companies in comparable areas (Survey Companies);
and
•Compensation paid to executives holding comparable positions as disclosed for the companies in our compensation peer group developed by the Compensation
Committee’s independent compensation consultant in consultation with management and the Compensation Committee (Compensation Peer Group) (See “Factors
Considered by the Compensation Committee in Establishing Executive Compensation
— Competitive Market Analysis”).
The Compensation Committee reviews base salaries annually and may adjust base salaries at that time. It also may adjust base salaries from time to time in recognition of individual performance, promotions, and market competitiveness considerations. The fiscal year base salaries of our NEOs were as follows:

	Fiscal Year 2024 Base Salary ($)	Fiscal Year 2025 Base Salary ($)	% of Base Salary Increase

François Locoh-Donou	$962,000	$962,000	0%
Cooper Werner (1)	$—	$500,000	N/A
Tom Fountain	$582,000	$582,000	0%
John Maddison (1)	$—	$500,000	N/A
Chad Whalen	$499,000	$519,000	4%
Frank Pelzer (2)	$562,000	$562,000	0%
1.Mr. Werner was appointed as Chief Financial Officer effective November 19, 2024 and
Mr. Maddison joined the Company as Chief Marketing Officer on December 2, 2024..
2.Mr. Pelzer retired from his role as Chief Financial Officer effective November 18, 2024 and continued as a consultant in accordance with his Transition Agreement through
May 31, 2025.

Fiscal Year 2025 Proxy Statement	45

Executive Compensation
Annual Cash Incentives
The Compensation Committee believes that short-term incentives based on attaining or exceeding pre-established targets for financial and operational performance metrics properly align the interests of our executive officers with the interests of our shareholders.
All of our executive officers, including NEOs, participate in our annual STI program, with each executive officer assigned a target annual STI opportunity expressed as a percentage of the executive officer's annual base salary. The Compensation Committee, and in the case of the executive officers other than the President and CEO in consultation with our
President and CEO, determines their target annual STI based on its assessment of the impact each executive officer has on the Company’s performance and a review of competitive market data drawn from the Peer Group Companies and the Survey
Companies (for positions where insufficient peer group data is available). For fiscal year
2025, the target STI opportunities ranged from 80% to 130% of NEO base salaries, as set forth in the table below.

	Base Salary Annual Rate ($)	STI Plan Target as a % of Base Salary	STI Plan Maximum as a % of Base Salary	Attainment as % of Target(2)	Actual ($)

François Locoh-Donou	$962,000	130%	260%	111.8%	$1,398,421
Cooper Werner	$500,000	80%	160%	111.8%	$447,280
Tom Fountain	$582,000	100%	200%	111.8%	$650,792
John Maddison(1)	$500,000	80%	160%	111.8%	$371,304
Chad Whalen	$519,000	100%	200%	111.8%	$580,346
Frank Pelzer(1)	$562,000	N/A	N/A	N/A	N/A
1.Mr. Pelzer retired from the Company on November 18, 2024 and therefore was not eligible for the fiscal 2025 annual STI plan. Mr. Maddison joined the Company on December 2, 2024 so STI was pro-rated.
2.Rounded to the nearest tenth of a percent.
Fiscal Year 2025 Performance Metrics
The performance metrics (and their relative weighting) for the fiscal year 2025 annual cash incentive program were:
•45% based on Company revenue for the fiscal year;
•45% based on Company non-GAAP operating income (“Operating Income”) for the fiscal year; and
•10% based on representation and belonging metrics ("Inclusion").
For purposes of the annual STI program, Non-GAAP operating income excluded from
GAAP operating income, as applicable, stock-based compensation, amortization and impairment of purchased intangible assets, facility-exit costs, acquisition-related charges, net of taxes, cyber incident costs, restructuring charges, and certain non-recurring tax expenses and benefits. The focus on revenue growth balanced by the Operating Income and Inclusion metric targets ensured that the Company appropriately managed operating risks, avoided excessive risk-taking, and maintained its operating income targets while building a company culture of belonging and inclusion. The Compensation Committee believed these goals would appropriately reflect and address the interests of our shareholders and promote the Company’s business strategies and objectives. Accordingly, the Compensation Committee approved these performance metrics for the annual STI program.
The Compensation Committee determined the target level for each performance metric and that it would not pay on the STI plan with respect to the revenue and operating income performance metrics unless at least 80% of the applicable target goal was achieved.
Payment with respect to the annual revenue and operating income performance metrics was to be linear above 80% of the applicable target performance level and subject to a
200% cap. There was a 4x multiplier to the STI payout calculation as a decelerator or

46	Fiscal Year 2025 Proxy Statement

Executive Compensation
accelerator for attainment below or above target. The Company’s actual performance against each of the annual revenue and operating income metrics was to be evaluated separately and for our executive officers to earn more than 100% of their target annual STI opportunities allocated to these metrics, the aggregate results for both the annual revenue and operating income performance metrics would need to equal or exceed 100% of the applicable target performance level.
The Inclusion metrics comprising just 10% of the performance metrics for fiscal year 2025 were intended to encourage broad prospectives and strong engagement. The Inclusion metrics, including, among others, a favorability score with respect to a global belonging survey, were set in a manner the Compensation Committee determined would require significant effort to be achieved and would not be achieved with average or below average performance.  The Compensation Committee determined that only 85% of the target
Inclusion metrics were met.
For fiscal year 2025, the annual revenue target was $2,985 million and the annual operating income target was $1,045 million.
In fiscal year 2025, the Company achieved 103.5% of its annual revenue target and 104%
of its annual operating income target resulting in a combined attainment of 103.8% and a payout of 114.8%. The Company also achieved 85% of its inclusion target. Based on these results, the executive officers earned 111.8% of their target annual STI opportunities.
Calculation of 2025 Cash Incentive Awards

Performance measure	Weighting	Threshold	Target	Maximum	Actual	Attainment as a % of Target(1)	Attainment after Accelerator

Revenue	45%	$2,388.0M	$2,985.0M	$5,970.0M	$3,088.1M	103.5%
Operating Income	45%	$836.0M	$1,045.0M	$2,090M	$1,086.4M	104.0%
Combined Revenue & Operating Income	90%					103.8%	114.8%
Inclusion	10%					85.0%	85.0%
STI as a % of target							111.8%
1.Rounded to nearest tenth of a percent.
Equity Awards
To further align the compensation of our executive officers with the creation of shareholder value, the Compensation Committee grants to our executive officers, including our NEOs, long-term incentive compensation opportunities in the form of both performance-based and service-based equity awards (the “LTI Grants”). Among other factors, the Compensation
Committee evaluates market conditions for executive compensation in determining the levels of LTI Grants for each of our executive officers (see section entitled “Factors
Considered by The Compensation Committee in Establishing Executive Compensation –
Competitive Market Analysis”). The Compensation Committee believes that equity ownership aligns the interests of our executive officers with those of our shareholders and provides significant motivation to our executive officers to maximize value creation for our shareholders.
The Compensation Committee periodically approves grants of equity-based compensation in the form of both performance-based and service-based RSUs under the Company’s equity incentive plan. In fiscal year 2024, the Compensation Committee began a transition of the measurement and vesting periods for the performance based restricted stock units
(“Performance Awards”) to be earned by executive officers based upon the Company’s
rTSR performance. Over the three years, shares subject to Performance Awards earned for rTSR performance will transition to a three-year performance measurement period with a three-year cliff vesting at the end of the measurement period. To transition to this new award design for executive officers appointed prior to November 1, 2023, the Performance
Awards granted in fiscal year 2025 were slightly more heavily weighted towards rTSR performance. For fiscal year 2025, the LTI Grants were approximately 46.1% service-

Fiscal Year 2025 Proxy Statement	47

Executive Compensation
based for incumbent NEOs other than the CEO (36.4% for the CEO), vesting over three years in equal quarterly increments, and 53.9% performance-based for incumbent NEOs other than the CEO (63.6% for the CEO), vesting over three years annually, subject to the
Company achieving specified performance targets over the three-year period following the grant of the awards (the “2025 Performance Awards”). The Compensation Committee
reviewed and considered the following factors in determining the size of these LTI Grants:
•The relative role and responsibilities of each executive officer;
•The previous and expected future contributions of each executive officer to the
Company’s success
•Internal parity; and
•Competitive market data on the equity award grants practices of our Peer Group
Companies.
The Board of Directors has adopted an “Equity Award Grant Policy,” which provides that the Compensation Committee or the Board of Directors, as applicable will approve equity awards to current executive officers on an annual basis on the first business day in
November.
Fiscal Year 2025 Equity Awards
For fiscal year 2025, the Compensation Committee granted the following annual equity awards (the "2025 Equity Award") to our NEOs:

	2025 Service-Based Equity Awards	2025 Performance-Based Equity Awards	2025 Annual Target Value

François Locoh-Donou	25,366	44,391	$15,400,000
Cooper Werner	5,436	5,436	$2,400,000
Tom Fountain	11,406	13,308	$5,456,000
Chad Whalen	8,607	10,043	$4,117,000
The annual equity award to Mr. Locoh-Donou vests over three years, with approximately
36.4% of the award vesting in equal quarterly increments. The other approximately 63.6%
of the award is performance-based and vests in three annual increments subject to the achievement of performance-based goals as set forth below. The annual equity award to
Mr. Werner vests over three years, with approximately 50% of the award vesting in equal quarterly increments. The other approximately 50% of the award is performance-based and vests over a three-year period subject to the achievement of performance-based goals as set forth below. The annual equity awards granted to Messrs. Fountain and Whalen vests over three years, with approximately 46.1% of the awards vesting in equal quarterly increments. The other approximately 53.9% of the awards are performance-based and vest in three annual increments subject to the achievement of performance-based goals as set forth below.
Performance-Based Equity Awards
The Compensation Committee, assisted by its independent compensation consultant, selected the performance goals for the LTI performance-based RSUs. Consistent with the
Company’s stated growth strategy, the Compensation Committee believed that top line revenue growth continues to be a primary driver of shareholder value creation. The
Compensation Committee believes that revenue growth is the key driver of shareholder value creation and as such it furthers the shared interests of our executive officers and shareholders and therefore it is a more heavily weighted metric. In addition, the
Compensation Committee continued to recognize the focus on Company profitability and its role in long term shareholder value creation with the inclusion of an Earnings Per Share
("EPS") metric. Finally, to continue to align executive compensation with shareholder returns, the Compensation Committee determined to use a relative TSR metric as compared to the S&P 500. For executive officers appointed prior to November 1, 2023, the
Compensation Committee continued its transition to a three-year rTSR metric while

48	Fiscal Year 2025 Proxy Statement

Executive Compensation
executive officers appointed after November 1, 2023 received a three-year performance measurement period with a three-year cliff vest rTSR metric.
One-third of the 2025 Performance Awards were earned and vested on November 1, 2025, based on achieving the one-year Revenue, EPS and for executives appointed prior to
November 1, 2023, the one-year TSR goals. The remaining two thirds of the Revenue and
EPS performance portion of the award will vest and be paid in equal 1/3 installments in year two and three based on fiscal year 2025 achievement provided the individual remains in service with the Company. The rTSR portion of the award is subject to vesting annually thereafter for executives appointed prior to November 1, 2023  based on the Company’s 2-
year and 3-year relative to the total shareholder return of the S&P 500 Index. For executives appointed after November 1, 2023 the rTSR portion of the award is subject to a
3-year cliff vest based on the Company's 3-year relative to the TSR of the S&P 500 Index, to vest on November 1, 2027 provided the individual remains in service with the Company.
The Compensation Committee established the following performance metrics for the 2025
Performance Awards:
•42.9% for executives appointed prior to November 1, 2023 and 50% for executives appointed after November 1, 2023 (2025 Performance Award) of the goal was based on the Company achieving target GAAP revenue for the fiscal year;
•21.4% for executives appointed prior to November 1, 2023 and 25% for executives appointed after November 1, 2023 (2025 Performance Award) of the goal was based on the Company achieving target non-GAAP earnings per share (“EPS”) for the fiscal year.
The EPS metric is computed by dividing non-GAAP net income by the weighted average number of shares of Common Stock and dilutive Common Stock equivalents outstanding during the fiscal year. Non-GAAP net income excludes, as applicable, stock-based compensation, amortization and impairment of purchased intangible assets, facility-exit costs, acquisition-related charges, net of taxes, cyber incident costs, restructuring charges, and certain non-recurring tax expenses and benefits and is adjusted by the amount of additional taxes or tax benefit that the Company would accrue if it used this non-GAAP net income instead of GAAP net income to calculate the Company’s tax liability; and
•35.7% for executives appointed prior to November 1, 2023 and 25% for executives appointed after November 1, 2023 of the 2025 Performance Award goal was based on
rTSR benchmarked against the S&P 500 Index as described above.
The Compensation Committee established the same performance metrics for the fiscal year 2025 vesting of the equity awards made to executive officers in fiscal year 2023 (2023
Performance Awards) but with the following percentages – 50% based on achieving target
GAAP revenue for the fiscal year, 25% based on EPS for the fiscal year and 25% based on a three year relative TSR.
The threshold, target, and maximum goals and payout levels for these metrics are set forth below:

Level	Total Revenue Metric	% Payout	EPS Metric	% Payout	Relative TSR Percentile Rank Metric	% Payout(1)

Threshold	$2,388M	80%	$12.73	50%	25th	50%
Target	$2,985M	100%	$14.14	100%	50th	100%
Maximum	$5,970M	200%	$15.55	200%	>75th	200%
2025 Actual	$3,088.0M	103.45%	$15.81	200%	93rd	200%
1.Rounded to nearest tenth of a percent.
Vesting and payment with respect to the 2025 and 2023 Performance Award goal is subject to meeting the threshold level and is measured linearly above the threshold of the applicable goal. Each goal is capped at achievement of 200% payout.

Fiscal Year 2025 Proxy Statement	49

Executive Compensation
For the fiscal years 2025 and 2023 Performance Awards, the executive officers achieved the following:

Total revenue for fiscal year 2025	Non-GAAP EPS for fiscal year 2025
3,088,072	15.81

resulting in a payout of	for a payout of
103.5	200.0

$
$
%
%

Metric	2023 (3yr TSR)	2024 (2yr TSR)	2025 (1yr TSR)

TSR	122.35%	111.01%	48.27%
Percentile	83.77th	88.33th	92.59nd
TSR Payout(1)	200.00%	200.00%	200.00%
1.Rounded to nearest tenth of a percent.
Based on the relative weighting of each goal, the total achievement was 154.6% for the incumbent NEOs 2025 Performance Award and 151.7% for the 2023 Performance Award.
For the NEO appointed after November 1, 2023, 135.6% was achieved of the 2025
Performance Award for the combined Revenue and EPS targets. 25% of the remaining
2025 Performance Award will be determined after fiscal year 2027 based on three-year
rTSR.
The Compensation Committee believes this performance formula has contributed to the
Company’s financial performance and is of crucial importance in maintaining and growing shareholder value and furthering the shared interests of our executive officers and shareholders. The performance-based equity incentive compensation is paid out on a linear basis above threshold, setting up the executive officers’ total direct compensation to be reduced significantly if the Company has poor operating results. Since each goal is capped at achievement of 200% payout, the performance formula limits to a reasonable and foreseeable level the amount of performance-based equity incentive compensation paid in the case of strong operating results exceeding the targets.
The performance formula and targets represent key metrics by which the Company is evaluated and provide an appropriate and effective balance of performance incentives to focus and motivate our executive officers to maximize value for the Company’s shareholders without excessive risk-taking. Equity awards not earned for any performance period are forfeited. Generally, an executive officer must be employed by the Company or its affiliates on each vesting date to receive the shares of Common Stock issuable on that date.

50	Fiscal Year 2025 Proxy Statement

Executive Compensation

FACTORS CONSIDERED BY THE COMPENSATION COMMITTEE IN ESTABLISHING EXECUTIVE COMPENSATION	Competitive Market Analysis

The Compensation Committee conducts an annual review of our executive compensation program and uses competitive market data drawn from the compensation peer group and selected broad-based compensation surveys to help set appropriate compensation levels.
The Compensation Committee retained Compensia, a national compensation consulting firm, to assist in this review and conduct a competitive review of the total direct compensation (cash and equity compensation) for our executive officers for fiscal year
2025. The Compensation Committee instructed Compensia to collect base salary, total cash, short-term incentive, long-term incentive, and total direct compensation data and to analyze and compare on a pay rank and position basis our executive officers’
compensation with the compensation paid to comparable executives at the companies in the compensation peer group. For this purpose, Compensia used data drawn from the public filings off the companies in the peer group as approved by the Compensation
Committee, as well as relevant  survey data.

To assess the competitive market pay levels for our executive officers, the Compensation
Committee requested Compensia to review and update the Company’s compensation peer group for fiscal year 2025 to:
•ensure it consisted of organizations that are comparable to the Company in terms of complexity of operations and size focusing on industry, revenue and market capitalization;
•compare each of the executive positions to positions at the companies in the compensation peer group as well as positions in a survey prepared for the Company by
Radford; and
•gather and analyze compensation data from the public filings of the companies in the compensation peer group and select published survey sources, and provide an analysis of realized pay trends for our executive officers.
The Compensation Committee reviewed this data and the competitive analysis prepared by
Compensia and evaluated these inputs in the context of the Company's compensation philosophy and historical pay practices. Based on this review, the Compensation
Committee established the fiscal year 2025 compensation program for our executive officers, including the NEOs.
In developing the compensation peer group, the Compensation Committee focused on companies that the Company competes with in the marketplace and for talent, as well as other factors identified by Compensia and agreed upon by the Compensation Committee.
In addition, the Company’s continued growth, expanding business model, and software and security focus led the Compensation Committee to conclude that a broad range of peer companies was appropriate and included a mix of larger and smaller companies. Company size both in terms of revenue and market capitalization were among the factors that were considered in selecting the peer group companies. The Compensation Committee also believed that other factors such as similar industry and operational focus, comparable business models, growth rates, and competition for executive talent were also relevant in selecting the peer group companies.
Based on the information and input received from management and Compensia, the
Compensation Committee modified the previously-approved set of peers to form the group to be used for fiscal year 2025 by adding Cloudflare, Datadog, DocuSign, Dynatrace,
Informatica, Okta, Pure Storage, Inc., Trimble,Twilio, Unity Software and Zscaler  and
removing Arista Networks, Inc., AutoDesk, Inc., Cadence Design Systems, Inc., Juniper
Networks, Inc., Palo Alto Networks, Splunk, Synopsys, Inc. VMWare and Workday.  These
changes were made due to a combination of acquisition activity and consideration of overall financial comparability and industry focus relative to the Company. Accordingly, the
Compensation Committee approved the following peer companies to analyze the
Company’s executive compensation program for fiscal year 2025:

Fiscal Year 2025 Proxy Statement	51

Executive Compensation

Akamai Technologies, Inc. CheckPoint Software Technologies Ltd. Ciena Corporation Cloudflare, Inc. Datadog, Inc. DocuSign, Inc. Dropbox, Inc.	Dynatrace, Inc. Fortinet, Inc. Gen Digital, Inc. Informatica NetApp, Inc. Nutanix, Inc. Okta, Inc.	Pure Storage, Inc. Teradata Corporation Trimble, Inc. Twilio, Inc. Unity Software Inc. VeriSign, Inc. Zscaler, Inc.

As of the date of the competitive market analysis prepared by Compensia, the Company was positioned relative to the peer group at the 60th percentile in revenues, 24th percentile in market capitalization, and 20th percentile in market capitalization compared to revenues.
For fiscal year 2025, Compensia also reviewed compensation data from a custom cut of the peer group companies drawn from the Radford Global Compensation database. This data was used by the Compensation Committee primarily as a competitive reference for positions below the executive officer level and as supplemental data where insufficient peer group data was available.
The Compensation Committee has evaluated its relationship with Compensia to ensure that it believes that such firm is independent from management. This review process included a review of the services that Compensia provided, the quality of those services, and the fees associated with the services provided during fiscal year 2025. Based on this review, as well as consideration of the factors affecting independence set forth in Exchange
Act Rule 10C-1(b)(4), Rule 5605(d)(3)(D) of the Nasdaq Marketplace Rules, and such other factors as were deemed relevant under the circumstances, the Compensation
Committee evaluated Compensia’s independence and determined that no conflict of interest has arisen as a result of the work performed by Compensia.
Other Benefits and Perquisites
The Company’s executive officers participate in broad-based benefit plans and programs that are available to our other employees and are eligible for a communication stipend and an executive physical examination. The Company pays reasonable travel and trip expenses and taxes with respect to such expenses to attend a Company-sponsored employee recognition event for individuals from across various departments of the
Company who have been designated as making significant contributions during the fiscal year and chosen among those designated. The Company’s executive officers attend such
Company-sponsored employee recognition event to recognize the contributions of such designated individuals, show the Company’s appreciation and build relationships that promote retention. The Company does not currently provide additional material perquisites for its executive officers.
Clawback Policy
The Board has adopted a Clawback Policy that is compliant with Exchange Act Rule 10D-1 and applicable Nasdaq listing standards. The Clawback Policy requires that in the event of an accounting restatement of the Company’s financial statements due to the Company’s material noncompliance with financial reporting requirements under the securities laws, the
Company will recover amounts awarded (cash or equity) to Company executive officers in excess of what would have been received if determined based on a restated financial measure (including stock price and total shareholder return) subject to specified limited exceptions.

52	Fiscal Year 2025 Proxy Statement

Executive Compensation
Stock Ownership Guidelines
We maintain stock ownership guidelines to promote a long-term perspective in managing our business, further align the interests of our executive officers and our shareholders, and reduce any incentive for excessive short-term risk taking. Our stock ownership guidelines for the Company’s directors and executive officers were updated on May 21, 2025
(“Adoption Date”) (“Updated Stock Ownership Guidelines”).  The Updated Stock
Ownership Guidelines increase the multiple of base salary to be held by executive officers by an additional 1x. The Updated Stock Ownership Guidelines provide for the following stock ownership:

President and CEO	6x base salary (increased from 5x base salary)
Other Officers	3x base salary (increased from 2x base salary)
Previously, executive officers were required to achieve the prior ownership guidelines within three years after first being designated as an executive officer. Under the Updated
Stock Ownership Guidelines, executive officers are required to achieve the enhanced ownership guidelines within the later of (i)  five years of being designated an executive officer or (ii) three years after the Adoption Date ("Ownership Effective Date"). Executive
officers with three or more years of executive officer service as of the Adoption Date continue to be subject to the prior stock ownership requirements until they become subject to the enhanced stock ownership requirements as of their Ownership Effective Date. Until the applicable ownership guideline is achieved, the stock holding provisions require our executive officers to retain  a number of shares equal to a percentage of the Net Shares received as the result of the vesting of any RSUs. The Updated Stock Ownership
Guidelines increase such percentage of Net Shares required to be retained with respect to executive officers subject to the stock ownership guidelines from not less than 20% to not less than 50% as of the Ownership Effective Date with respect to such executive officer.
“Net Shares” are those shares that remain after shares are sold to satisfy any required withholding tax obligation. Shares of Common Stock that count toward satisfaction of the guidelines include shares purchased on the open market, shares obtained through stock option exercises or under the Company’s Employee Stock Purchase Plan, shares obtained through grants of RSUs, and shares beneficially owned in a trust by a spouse and/or minor children. Shares owned by executive officers are valued at the greater of (i) the price at the time of acquisition/purchase or (ii) the current market value.
Hedging Policy
We consider it improper and inappropriate for any employee, officer, or director of the
Company to engage in short-term or speculative transactions in the Company’s securities.
As described above in “Corporate Governance – Derivatives Trading and Hedging Policy”,
the Company’s “Insider Trading Policy” specifically prohibits directors, officers and other employees, and their family members, from engaging in short sales of the Company’s securities, transactions in puts, calls, or other derivative securities on an exchange or in any other organized market, and hedging transactions related to the Company’s securities.
In addition, directors, officers, and other employees are prohibited, except under certain limited exceptions, from holding Company securities in a margin account or pledging
Company securities as collateral for a loan. Each of the NEOs complied with this policy during fiscal year 2025 and has no Company securities pledged or held in margin accounts.
Practices Related to the Timing of Grants of Certain Equity Awards
Our general practice is to not grant equity awards in anticipation of the release of material nonpublic information or time the release of material nonpublic information for the purpose of affecting the value of executive compensation. The Compensation Committee uses its business judgment to determine the amount of an equity award and would consider any material nonpublic information that is known to the Compensation Committee before granting an equity award. The Board of Directors has adopted an “Equity Award Grant
Policy,” which provides that the Compensation Committee, the Board of Directors or their delegates, as applicable, will approve equity awards to current executive officers on an

Fiscal Year 2025 Proxy Statement	53

Executive Compensation
annual basis on the first business day in November, though each has, from time to time, made grants at other times (for example, in connection with hiring and promotions). We do not grant stock options to our NEOs.

IMPACT OF ACCOUNTING AND TAX TREATMENTS OF A PARTICULAR FORM OF COMPENSATION
The accounting and tax treatment of the elements of our executive compensation program are factors considered by the Compensation Committee in the design of the program.
Although the Compensation Committee may consider the impact of tax and accounting consequences when developing and implementing the Company’s executive compensation program, the Compensation Committee retains the flexibility to design and administer a compensation program that is in the best interests of the Company and its shareholders (including approving compensation for our executive officers that is not deductible for federal income tax purposes).

EMPLOYMENT CONTRACTS AND DOUBLE-TRIGGER CHANGE-OF-CONTROL ARRANGEMENTS
We have entered into change-of-control agreements with each of the executive officers
(the “Change of Control Agreement”) (See “Potential Payments Upon Termination or
Change of Control” below). The Compensation Committee recognizes that the threat or possibility of an acquisition by another company or some other change of control event can be a distraction and believes that it is in the best interests of the Company and our shareholders to ensure that the Company will have the continued full attention and dedication of the NEOs notwithstanding the possibility, threat, or occurrence of such an event. See the “Fiscal Year 2025 Potential Payments Upon Termination or Change of
Control Table” for additional information regarding an estimate of the potential payments and benefits that each NEO could receive under the change-of-control agreements. The change-of-control agreements feature a “double trigger” clause that provides that an executive officer will not receive payments and benefits pursuant to the agreement unless their employment is terminated under certain circumstance within two years following a change of control event. In addition, the RSU grant agreements issued to our NEOs provide that upon certain changes of control of the Company the vesting of outstanding and unvested RSUs will accelerate and the RSUs will become fully vested. We believe that the change-of-control provisions provide an additional tool for attracting and retaining key executive officers.

In addition to the foregoing, the Company has entered into a written employment offer letter with Mr. Locoh-Donou providing that should the Company terminate his employment without “Cause” as that term is defined in the Company’s standard form Change-of-Control agreement, or for “Good Reason” as described in his employment offer letter and further described in the section entitled “Potential Payments Upon Termination or Change of
Control” below, we will pay him a cash severance amount equal to his first year base salary and executive incentive compensation at target as well as provide accelerated vesting of his outstanding equity awards scheduled to vest within the next six months following his termination of employment or a payment in lieu of such accelerated vesting as determined at the discretion of the Compensation Committee. Such payments are subject to Mr.
Locoh-Donou’s resignation from the Board of Directors and compliance with a one-year non-competition agreement. There are currently no other written employment contracts providing severance payments and benefits to any of our NEOs. Each such executive officer is an “at-will” employee, and his or her employment may be terminated anytime with or without cause. In recognition of an executive officer’s service and contributions to the
Company’s success, the Company may enter into a separation agreement with an executive officer. These agreements also include other customary terms and conditions, such as a general release of claims in favor of the Company, and may also require the former executive officer to provide certain transition services or covenants not to compete at the request of the Company. A transition agreement was entered into with Mr. Pelzer in connection with his retirement as our Chief Financial Officer to provide consulting services as described in “Potential Payments Upon Termination or Change of Control”.

54	Fiscal Year 2025 Proxy Statement

Executive Compensation

NAMED EXECUTIVE COMPENSATION TABLES
The following table sets forth information concerning compensation for services rendered to us by (a) our Chief Executive Officer in fiscal year 2025, (b) each individual who served as our Chief Financial Officer at any time during fiscal year 2025 and (c) our three other most highly compensated executive officers who were serving as our executive officers at the end of fiscal year 2025. These executive officers are collectively hereinafter referred to as the “Named Executive Officers” or “NEOs.”

Summary Compensation Table for Fiscal Year 2025

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensati on ($)(2)	All Other Compensati on ($)(3)	Total ($)(4)

François Locoh-Donou President and Chief Executive Officer	2025	962,000	—	20,642,852	1,398,421	36,546	23,039,819
	2024	962,000	—	16,426,775	625,300	30,367	18,044,442
	2023	962,000	—	9,853,662	—	41,104	10,856,766
Cooper Werner Executive VP and Chief Financial Officer	2025	500,000	—	2,680,424	447,280	28,381	3,656,085
Tom Fountain Chief Operating Officer	2025	582,000	—	6,978,849	650,792	38,234	8,249,875
	2024	582,000	—	5,156,741	436,500	30,815	6,206,056
	2023	582,000	—	3,405,852	174,600	1,450	4,163,902
John Maddison Executive VP and Chief Marketing Officer	2025	416,667	—	4,484,526	371,304	22,959	5,295,456
Chad Whalen Chief Revenue Officer	2025	519,000	—	5,399,738	580,346	33,230	6,532,314
	2024	499,000	—	4,926,153	374,250	16,187	5,815,590
	2023	499,000	—	3,404,161	149,700	42,078	4,094,939
Frank Pelzer (5) Former Executive VP and Chief Financial Officer	2025	454,461	—	2,142,692	—	328,198	2,925,351
	2024	562,000	—	4,283,799	379,350	31,967	5,257,116
	2023	562,000	—	2,661,586	151,740	6,170	3,381,496
1.This column represents the aggregate grant date fair value of RSUs granted to Named
Executive Officers in the applicable year computed in accordance with Accounting
Standards Codification Topic 718, Stock Compensation (ASC Topic 718) and determined as of the grant date under ASC Topic 718. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, please refer to note 1 “Summary of Significant Accounting Policies — Stock-
based Compensation” and note 10 “Stock-based Compensation” included in our financial statements in our Annual Report to Shareholders on Form 10-K for the fiscal year ended
September 30, 2025. Additional information about the RSUs including maximum opportunity appears in the Compensation Discussion and Analysis and in footnote 5 of the
Grants of Plan-Based Awards in Fiscal Year 2025 Table and related narrative. In determining the fair value of the portion of the performance awards based on Total
Shareholder Return, the Company uses a Monte Carlo simulation model as described in note 10 “Stock-based Compensation” included in our financial statements in our Annual
Report to Shareholders on Form 10-K for the fiscal year ended September 30, 2025.

Fiscal Year 2025 Proxy Statement	55

Executive Compensation
2.This column represents the total STI bonus paid to the Named Executive Officers for fiscal year 2025 under the Incentive Plan. For additional information, see the discussion of the
STI bonus set forth in the Compensation Discussion and Analysis and footnote (2) of the
Grants of Plan-Based Awards in Fiscal Year 2025 Table.
3.Items in the “All Other Compensation” column are outlined in the following table:
Items in All Other Compensation Column for Fiscal Year 2025

Name	Company Contributions to 401(k) Plan	Communication Stipend	High Performing Employee Recognition Trip*	Other	Total All Other Compensation
François Locoh-Donou	$4,400	$1,200	$30,946	$—	$36,546
Cooper Werner	$4,400	$1,200	$22,781	$—	$28,381
Tom Fountain	$4,400	$1,200	$32,634	$—	$38,234
John Maddison	$4,400	$1,000	$17,559	$—	$22,959
Chad Whalen	$4,400	$1,200	$27,630	$—	$33,230
Frank Pelzer	$—	$320	$12,653	$315,225**	$328,198
*The high performing employee recognition trip amounts above include both the cost for the executive officer to attend the Company event to recognize high-performing employees as well as an amount to cover the taxes to the executive with respect to such trip. The tax reimbursement amounts included in the amounts above are as follows: Mr. Locoh-Donou $8,211, Mr. Werner $6,087, Mr. Fountain $12,103, Mr.
Maddison $7,584, Mr. Whalen $7,718 and Mr. Pelzer $4,113.
**The amount for Mr. Pelzer is a one-time severance payment in accordance with his transition agreement and an $100 for an annual parking stipend.
4.The Company did not provide any options for the applicable fiscal years and does not have a pension or nonqualified deferred compensation plan.
5.The fiscal year 2025 salary amount for Mr. Pelzer includes $327,833 in consulting payments in accordance with his transition agreement.

56	Fiscal Year 2025 Proxy Statement

Executive Compensation
Grants of Plan-Based Awards in Fiscal Year 2025

			Estimated Possible Payouts Under Non-equity Incentive Plan Awards(2)			Estimated Possible Payouts Under Equity Incentive Plan Awards(5)			All Other Stock Awards: Number of Shares of Stock or Units (#)(6)	Grant Date Fair Value of Stock Awards ($)(8)

Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

François Locoh-Donou	11/1/2024(1)	10/31/2024	—	—	—	—	—	—	25,366	5,889,985
	10/31/2024(1)(3)	10/31/2024	—	—	—	7,991	11,416	22,831	—	2,669,857
	11/1/2024(1)(4)	10/31/2024	—	—	—	27,903	44,391	88,782	—	12,083,010
			900,432	1,250,600	2,501,200	—	—	—	—	—
Cooper Werner	11/1/2024(1)	10/31/2024	—	—	—	—	—	—	5,436	1,262,239
	11/1/2024(1)(4)	10/31/2024	—	—	—	3,533	5,436	10,872	—	1,418,185
			288,000	400,000	800,000	—	—	—	—	—
Tom Fountain	11/1/2024(1)	10/31/2024	—	—	—	—	—	—	11,406	2,648,473
	10/31/2024(1)(3)	10/31/2024	—	—	—	2,119	3,027	6,054	—	707,955
	11/1/2024(1)(4)	10/31/2024	—	—	—	8,365	13,308	26,616	—	3,622,421
			419,040	582,000	1,164,000	—	—	—	—	—
John Maddison	2/3/2025(1)	1/31/2025	—	—	—	—	—	—	15,192	4,484,527
			288,000	400,000	800,000	—	—	—	—	—
Chad Whalen	11/1/2024(1)	10/31/2024	—	—	—	—	—	—	8,607	1,998,545
	10/31/2024(1)(3)	10/31/2024	—	—	—	1,998	2,854	5,708	—	667,494
	11/1/2024(1)(4)	10/31/2024	—	—	—	6,313	10,043	20,086	—	2,733,699
			373,680	519,000	1,038,000	—	—	—	—	—
Frank Pelzer	10/31/2024(1)(3)	10/31/2024	—	—	—	1,695	2,422	4,843	—	566,340
		10/31/2024	—	—	—	—	—	—	6740(7)	1,576,351
1.RSUs granted under the F5, Inc. Incentive Plan. No options were granted to the NEOs in fiscal year 2025.
2.Represents the cash STI bonus opportunity for fiscal year 2025 under the Incentive Plan.
Amounts reported in the Threshold column represent the minimum amounts that could be paid to the NEOs based on achievement of a single metric, and amounts reported in the maximum column represent the maximum amounts that could be paid to the NEOs, which is 200% of target. The actual cash STI bonus earned for fiscal year 2025 is set forth above in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation
Table for Fiscal Year 2025. More details regarding the cash STI bonus is set forth in the
Compensation Discussion and Analysis.
3.Represents (i) the third year performance portion of the revenue metric and EPS metric of the annual equity awards issued to all NEOs in fiscal year 2023 (12.5% of the total annual equity awards issued in fiscal year 2023) (the “2023 Performance Award”). The revenue metric is weighted double the EPS metric. The terms of the performance awards are described in more detail in the Compensation Discussion and Analysis. Under ASC Topic
718, these performance awards are treated as grants in fiscal year 2025 as the applicable performance targets were set in fiscal year 2025. The closing price of the Common Stock on the grant date of October 31, 2024 was $233.88.
4.The performance-based annual equity awards issued to each NEO in fiscal year 2025 vest annually over three years, until such portion of the grant is fully vested on November 1,
2027. The revenue and EPS performance metrics have a one-year performance measurement period and a series of two additional one-year cliff service vesting periods with one third vesting each year based upon achievement over the first one-year performance period. For executives hired prior to November 1, 2023, the rTSR metric vests

Fiscal Year 2025 Proxy Statement	57

Executive Compensation
annually based on one year, two year and three year rTSR, respectively, and is weighted
25% in year 1, 25% in year 2 and 50% in year 3 of the goal within the performance period of the 2025 Performance Award. For executives hired after November 1, 2023, the rTSR metric vests 100% on November 1, 2027 based on a three-year rTSR. The terms of the performance awards are described in more detail in the Compensation Discussion and
Analysis. The closing price of the Common Stock on the grant date of November 1, 2024 was $232.20.
5.If Company performance during the measurement period resulted in the maximum number of performance awards treated as granted in fiscal year 2025 vesting, values for the maximum award calculated by multiplying the maximum award number by the grant date value ($233.88 for October 31, 2024 and $232.20 for November 1, 2024 ) would be as follows: Mr. Locoh-Donou $25,954,895, Mr. Werner $2,524,478, Mr. Fountain $7,596,145, Mr.
Whalen $5,998,956, and Mr. Pelzer $1,132,681.
6.The annual equity award vests in equal quarterly increments over three years, until such portion of the grant is fully vested on November 1, 2027. Represents for Mr. Maddison the service-based equity award vesting in equal annual installments over two years.
7.Represents the number of RSUs that has vesting accelerated per the terms of Mr. Pelzer's transition agreement entered into on October 31, 2024.
8.This column represents the aggregate grant date fair value of the RSUs treated as granted to NEOs in fiscal year 2025, as described in footnote 1 of the Summary Compensation
Table for Fiscal Year 2025.

58	Fiscal Year 2025 Proxy Statement

Executive Compensation
Outstanding Equity Awards at September 30, 2025

	Stock Awards(1)

Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(7)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(7)

François Locoh-Donou	134,230(2)	$43,381,794	42,708(8)	$13,802,799
Cooper Werner	4,407(3)	$1,424,298	2,718(9)	$878,430
Tom Fountain	43,315(4)	$13,998,975	12,344(10)	$3,989,457
John Maddison	15,192(5)	$4,909,902	—	$—
Chad Whalen	35,847(6)	$11,585,392	10,042(11)	$3,245,474
Frank Pelzer	—	—	—	—
1.No NEO had stock options outstanding at September 30, 2025.
2.Composed of the following service-based equity awards: (i) 2,537 RSUs which vested on
November 1, 2025; (ii) 12,617 RSUs which vest in equal quarterly increments through
November 1, 2026; and (iii) 19,025 RSUs which vest in equal quarterly increments through
November 1, 2027; as well as the following performance-based awards based on achievement ending within fiscal year 2025: (i) 15,482 performance-based RSUs with respect to the equity award issued in fiscal year 2023; (ii) 37,934 performance-based RSUs with respect to the equity award issued in fiscal year 2024; and (iii) 46,635 performance-
based RSUs with respect to the equity award issued in fiscal year 2025. For more detail regarding the performance-based awards, see footnote (3) and (4) of the Grants of Plan-
Based Awards Table in Fiscal Year 2025 and the Compensation Discussion and Analysis.
3.Composed of the following service-based equity awards: (i) 330 RSUs which vested on
November 1, 2025; and (ii) 4,077 RSUs which vest in equal quarterly increments through
November 1, 2027.
4.Composed of the following service-based equity awards: (i) 1,009 RSUs which vested on
November 1, 2025; (ii) 5,212 RSUs which vest in equal quarterly increments through
November 1, 2026; (iii) 8,555 RSUs which vest in equal quarterly increments through
November 1, 2027; as well as the following performance-based awards based on achievement ending within fiscal year 2025: (i) 4,106 performance-based RSUs with respect to the equity award issued in fiscal year 2023; (ii) 10,450 performance-based RSUs with respect to the equity award issued in fiscal year 2024; and (iii) 13,983 performance-
based RSUs with respect to the equity award issued in fiscal year 2025. For more detail regarding the performance-based awards, see footnote (3) and (4) of the Grants of Plan-
Based Awards Table in Fiscal Year 2025 and the Compensation Discussion and Analysis.
5.Composed of 15,192 service-based RSUs which vest 50% on February 1, 2026 and 50% on
February 1, 2027.
6.Composed of the following service-based equity awards: (i) 952 RSUs which vested on
November 1, 2025; (ii) 4,663 RSUs which vest in equal quarterly increments through
November 1, 2026; (iii) 6,456 RSUs which vest in equal quarterly increments through
November 1, 2027; as well as the following performance-based awards based on achievement ending within fiscal year 2025: (i) 3,871 performance-based RSUs with respect to the equity award issued in fiscal year 2023; (ii) 9,348 performance-based RSUs with respect to the equity award issued in fiscal year 2024; and (iii) 10,557 performance-
based RSUs with respect to the equity award issued in fiscal year 2025. For more detail regarding the performance-based awards, see footnote (3) and (4) of the Grants of Plan-
Based Awards Table in Fiscal Year 2025 and the Compensation Discussion and Analysis.
7.Calculated by multiplying the number of unvested RSUs held by the NEO by the closing price of the Common Stock ($323.19) on September 30, 2025.

Fiscal Year 2025 Proxy Statement	59

Executive Compensation
8.Composed of the following equity awards: (i) maximum 18,928 performance-based RSUs from the annual equity award issued in fiscal year 2024 with respect to TSR performance through fiscal 2026; and (ii) maximum 23,780 performance-based RSUs from the annual equity award issued in fiscal year 2025 with respect to TSR performance through fiscal
2026 and 2027 as set forth in footnote (4) to the Grants of Plan-Based Awards in Fiscal
2025 Table, subject to the Company achieving performance criteria and assuming target payout and service until vesting.
9.Composed of maximum 2,718 performance-based RSUs from the annual equity award issued in fiscal year 2025 with respect to TSR performance through fiscal 2027 as set forth in footnote (4) to the Grants of Plan-Based Awards in Fiscal Year 2025 Table, subject to the
Company achieving performance criteria and assuming target payout and service until vesting.
10.Composed of the following equity awards: (i) maximum 5,214 respect to TSR performance through fiscal 2026; and (ii) maximum 7,130 performance-based RSUs from the annual equity award issued in fiscal year 2025 with respect to TSR performance through fiscal
2026 and through 2027 as set forth in footnote (4) to the Grants of Plan-Based Awards in
Fiscal Year 2025 Table, subject to the Company achieving performance criteria and assuming target payout and service until vesting.
11.Composed of the following equity awards: (i) maximum 4,662 performance-based RSUs from the annual equity award issued in fiscal year 2024 with respect to TSR performance through fiscal 2026; and (ii) maximum 5,380 performance-based RSUs from the annual equity award issued in fiscal year 2025 with respect to TSR performance through fiscal
2026 and through 2027 as set forth in footnote (4) to the Grants of Plan-Based Awards in
Fiscal Year 2025 Table, subject to the Company achieving performance criteria and assuming target payout and service until vesting.

60	Fiscal Year 2025 Proxy Statement

Executive Compensation
Option Exercises and Stock Vested in Fiscal Year 2025

	Stock Awards(1)

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)

François Locoh-Donou	79,530	$19,847,142
Cooper Werner	3,021	$842,447
Tom Fountain	25,856	$6,568,746
John Maddison	—	$—
Chad Whalen	28,422	$7,426,558
Frank Pelzer	20,200	$4,763,401
1.There were no stock option exercises by NEOs in fiscal year 2025.
2.Amounts reflect the closing market price per share of our Common Stock on the day the stock award vested, multiplied by the number of shares vesting.

Fiscal Year 2025 Proxy Statement	61

Executive Compensation

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL	Each of our Named Executive Officers other than Mr. Pelzer is an “at-will” employee, and his or her employment may be terminated at any time with or without cause.

The Company has entered into change of control agreements with Messrs. Locoh-Donou,
Werner, Fountain, Maddison and Whalen. These change of control agreements are
“double trigger” agreements which provide a protection period of two years after a change of control during which the Named Executive Officer’s annual base salary and annual target STI bonus cannot be reduced. In addition, each change of control agreement entitles the executive officer to severance benefits if his or her employment with the
Company is terminated within two years after a change of control of the Company, unless such termination is (i) due to death or total disability, (ii) by the Company for cause, or (iii)
by the executive officer without good reason. The amount of severance payable to Mr.
Locoh-Donou will be equal to two times, and in the case of the other Named Executive
Officers one time the sum of the executive officer’s (a) annual base salary at the highest rate in effect in the 12 months preceding the change of control date and (b) highest annual target STI bonus in effect in the 12 months preceding the change of control date. In addition, each Named Executive Officer will be entitled to a pro-rata annual STI bonus for the year in which his or her termination of employment occurs, and payment by the
Company of premiums for health insurance benefit continuation for one year after termination of the Named Executive Officer’s employment, outplacement services for a period of up to 12 months with a cost to the Company of up to $25,000, and vesting of equity awards. The change of control agreements do not include a tax gross up payment provision. If payments under the change of control agreements or otherwise would subject a Named Executive Officer to the parachute excise tax provided under Section 4999 of the
Internal Revenue Code, the Company would then either (i) reduce the payments to the largest portion of the payments that would result in no portion of the payments being subject to the parachute excise tax or (ii) pay the full amount of such payments, whichever is better on an after-tax basis for the Named Executive Officer.

For purposes of the change of control agreements, a “change of control” is generally defined as (i) acquisition of beneficial ownership of at least 30% of our outstanding shares;
(ii) the incumbent directors or those they approve cease to constitute a majority of the
Board of Directors; (iii) a consummation of a reorganization, merger, or consolidation unless, following such transaction: (A) more than 50% of the shares after the transaction are beneficially owned by persons who owned shares prior to the transaction in substantially the same proportions, (B) the incumbent Board members constitute more than
50% of the members of the Board, and (C) no person newly acquires beneficial ownership of at least 30% of the shares; (iv) the sale or other disposition of all or substantially all of our assets unless the conditions described above in (A), (B) and (C) are satisfied with respect to the entity which acquires such assets; or (v) our liquidation or dissolution.
In addition, the RSU grant agreements entered into with our Named Executive Officers provide that upon certain changes in control of the Company the vesting of outstanding and unvested RSUs will accelerate and such RSUs will become fully vested. Our Named
Executive Officers held no outstanding options as of September 30, 2025.

62	Fiscal Year 2025 Proxy Statement

Executive Compensation
The following table sets forth an estimate of the payments and benefits that each Named
Executive Officer employed by us as of September 30, 2025 would have received if a change of control of the Company occurred on September 30, 2025 and termination of employment occurred immediately thereafter.
2025 Potential Payments Upon Termination After a Change of Control Table(1)

Name	Benefit	Termination After Change of Control ($)(4)
François Locoh-Donou	Severance amount(2)	4,425,200
	Accelerated vesting of RSUs(3)	50,283,193
	Benefit coverage continuation	29,194
	Outplacement services	25,000
	Total	54,762,587
Cooper Werner	Severance amount(2)	900,000
	Accelerated vesting of RSUs(3)	1,863,514
	Benefit coverage continuation	25,775
	Outplacement services	25,000
	Total	2,814,289
Tom Fountain	Severance amount(2)	1,164,000
	Accelerated vesting of RSUs(3)	15,993,704
	Benefit coverage continuation	29,194
	Outplacement services	25,000
	Total	17,211,898
John Maddison	Severance amount(2)	900,000
	Accelerated vesting of RSUs(3)	4,909,902
	Benefit coverage continuation	23,598
	Outplacement services	25,000
	Total	5,858,500
Chad Whalen	Severance amount(2)	1,038,000
	Accelerated vesting of RSUs(3)	13,208,129
	Benefit coverage continuation	29,194
	Outplacement services	25,000
	Total	14,300,323
1.Assumes termination of employment and change in control occurred on September 30,
2025. Because termination of employment is assumed to have occurred on September 30,
2025 (the end of the fiscal year), the prorated STI bonus otherwise payable upon a termination of employment without cause or for good reason is not reflected in the table above. Payments and benefits provided on a nondiscriminatory basis to employees upon termination of employment are also not set forth in the table including accrued base salary, accrued but unused paid time off and distributions of plan balances under our
401(k) plan.
2.The severance amount is the product of (a) annual base salary and annual target STI bonus, multiplied by (b) two for Mr. Locoh-Donou and one for our other Named Executive
Officers.

Fiscal Year 2025 Proxy Statement	63

Executive Compensation
3.Calculated by multiplying the number of unvested RSUs (assuming performance-based
RSUs at target for performance periods ending after fiscal year 2025) held by the NEO by the closing market price per share of our Common Stock ($323.19) on September 30, 2025.
4.Amounts in the column “Termination after Change in Control” reflect amounts payable to the NEOs if terminated within two years after a change of control. Note that the acceleration of RSUs occurs upon a Change of Control regardless of whether employment is terminated.
Severance Arrangements
Mr. Locoh-Donou’s employment is at-will and if the Company terminates Mr. Locoh-
Donou’s employment without cause or he terminates his employment for good reason as defined in his employment offer letter, the Company will provide to Mr. Locoh-Donou: (1) an amount equal to his first year base salary and his annual cash incentive compensation calculated at target and (2) at the Company’s discretion, either (a) vesting of Mr. Locoh-
Donou’s outstanding and unvested equity awards scheduled to vest in the six months following the termination date or (b) the payment of cash equal to the value of such equity as of the termination date. If on September 30, 2025 Mr. Locoh-Donou’s employment had been terminated without cause or he terminated his employment for good reason, he would have been paid severance of $1,794,567 and the RSUs scheduled to vest from October 1,
2025 through March 31, 2026 would at the Company’s discretion either vest or the
Company would pay Mr. Locoh-Donou the cash value of such RSUs. 11,812 service-based
RSUs and 67,620 performance-based RSUs would have vested in the six-month period following September 30, 2025 with such aggregate 79,432 RSUs valued at $25,671,628 based on the closing price of Common Stock as of September 30, 2025 ($323.19). Such
payments are contingent on Mr. Locoh-Donou’s compliance with certain non-competition restrictions for a period of 12 months following termination of employment described in his employment offer letter and his execution and the effectiveness of an appropriate general release of claims in favor of the Company. The term “cause” shall have the meaning as defined in the change of control agreement referenced above and “good reason” shall have the meaning as defined in his offer letter. In no case shall Mr. Locoh-Donou be entitled to termination payments under both the offer letter and the change of control agreement.
There are currently no other written employment contracts or arrangements providing severance payments and benefits to any of our NEOs. Each such executive officer is an
“at-will” employee, and his or her employment may be terminated anytime with or without cause. In recognition of an executive officer’s service and contributions to the Company’s success, the Company may enter into a separation agreement with an executive officer.
These agreements will include other customary terms and conditions, such as a general release of claims in favor of the Company, and may also require the former executive officer to provide certain transition services or covenants not to compete at the request of the Company.
Mr. Pelzer’s Transition and Consulting Agreements
Mr. Pelzer retired his employment as Chief Financial Officer of the Company on November
18, 2024. As an inducement to Mr. Pelzer entering into a consulting agreement to act as a senior advisor to his successor for the period from approximately December 1, 2024 to
May 31, 2025, the Company provided Mr. Pelzer, as severance, a lump sum payment in the amount of $315,125, less applicable deductions, taxes, and withholdings and the acceleration of vesting of 6,740 service-based RSUs that were previously granted to Mr.
Pelzer (valued at $1,576,351 based on the closing trading price of our common stock on the date vesting was accelerated). Pursuant to the consulting agreement, Mr. Pelzer was paid $46,833.33 per month for the six-month term of the consulting agreement and applicable expenses. Mr. Pelzer agreed to, among other things, certain non-disclosure obligations and waiver and executed an appropriate general release of claims in favor of the Company.

64	Fiscal Year 2025 Proxy Statement

Executive Compensation

CEO PAY RATIO
As provided for by the Dodd-Frank Wall Street Reform and Consumer Protection Act, the
SEC adopted a rule requiring companies to disclose the ratio of the median employee’s annual total compensation relative to the annual total compensation of the CEO. As disclosed in the “Summary Compensation Table” above, the fiscal year 2025 annual total compensation for our CEO was $23,039,819. We estimate that the fiscal year 2025 annual total compensation for the median of all employees, excluding our CEO, was $162,795.
The resulting ratio of our CEO’s annual total compensation to that of the median of all employees, excluding our CEO, for fiscal year 2025 is 142 to 1.

We identified the median employee by (i) aggregating for each employee employed on
September 30, 2025 (A) annual base salary for salaried employees or hourly rate multiplied by estimated work schedule for hourly and seasonal employees, in each case annualized for newly-hired employees, (B) target incentive compensation and (C) grant date fair market value of equity compensation, (ii) converting amounts from local currency to U.S.
dollars and (iii) ranking this compensation measure for our employees other than our CEO from lowest to highest. We identified the employee with the median target compensation calculated as described in the preceding sentence. We calculated annual total compensation for the median employee using the same methodology used to calculate the
“Total” column of the “Summary Compensation Table.”
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The
SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices.
Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

Fiscal Year 2025 Proxy Statement	65

Executive Compensation

PAY VERSUS PERFORMANCE
In accordance with Item 402(v) of Regulation S-K, we provide the following disclosure regarding executive compensation for Mr. Locoh-Donou, our President and CEO (referred to in the tables below and related information as our principal executive officer (“PEO”))
and Non-PEO NEOs and Company performance for the fiscal years listed below. For information regarding the Company’s pay for performance philosophy and how the
Company aligns executive compensation with the Company’s performance, refer to our
“Compensation Discussion and Analysis.”

Pay Versus Performance Table for Fiscal Year 2025

Fiscal Year	Summary Compensation Table Total for François Locoh-Donou[1] ($)	Compensation Actually Paid to François Locoh- Donou[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on:[4]		Net Income ($ Millions)	Revenue ($ Millions)[5]
					TSR ($)	Peer Group TSR ($)

(a)	(b)	(b)	(d)	(e)	(f)	(g)	(h)	(i)
2025	23,039,819	44,505,157	5,331,816	7,076,641	263.25	284.85	692.4	3,088.1
2024	18,044,442	28,656,363	5,841,765	8,952,978	179.36	222.15	566.8	2,816.1
2023	10,856,765	13,807,880	3,953,914	4,619,933	131.25	145.50	394.9	2,813.2
2022	12,823,862	5,483,202	5,141,989	2,440,083	117.89	103.12	322.2	2,695.8
2021	11,469,726	21,786,280	4,137,411	7,165,279	161.91	128.90	331.2	2,603.4
1.Mr. Locoh-Donou was our PEO for each fiscal year presented. The individuals comprising the Non-PEO NEOs for each fiscal year are listed below.

2021	2022	2023	2024	2025
Frank Pelzer	Frank Pelzer	Frank Pelzer	Frank Pelzer	Cooper Werner
Tom Fountain	Tom Fountain	Tom Fountain	Tom Fountain	Frank Pelzer
Chad Whalen	Kara Sprague	Kara Sprague	Kara Sprague	Tom Fountain
Haiyan Song	Chad Whalen	Chad Whalen	Chad Whalen	John Maddison
Chad Whalen
2.The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary
Compensation Table Total with certain adjustments as described in footnote 3 below.
3.Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity award values are calculated in accordance with FASB ASC Topic 718. Amounts in the “Exclusion of Stock Awards”
column are the amounts from the “Stock Awards” column set forth in the Summary
Compensation Table.

Fiscal Year	Summary Compensation Table Total for François Locoh- Donou ($)	Exclusion of Stock Awards for François Locoh- Donou ($)	Inclusion of Equity Award Values for François Locoh- Donou ($)	Compensation Actually Paid to François Locoh- Donou ($)

2025	23,039,819	(20,642,852)	42,108,190	44,505,157

66	Fiscal Year 2025 Proxy Statement

Executive Compensation

Fiscal Year	Average Summary Compensation Table Total for Non- PEO NEOs ($)	Average Exclusion of Stock Awards for Non- PEO NEOs ($)	Average Inclusion of Equity Award Values for Non- PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2025	5,331,816	(4,337,246)	6,082,071	7,076,641
The amounts in the “Inclusion of Equity Award Values” column in the tables above are derived from the amounts set forth in the following tables:

Fiscal Year	Year-End Fair Value of Equity Awards Granted During Covered Fiscal Year That Remained Outstanding and Unvested as of Last Day of Covered Fiscal Year for François Locoh-Donou ($)	Change in Fair Value from Last Day of Prior Fiscal Year to Last Day of Covered Fiscal Year of Outstanding and Unvested Equity Awards Granted During Prior Fiscal Year for François Locoh- Donou ($)	Vesting-Date Fair Value of Equity Awards Granted During Covered Fiscal Year that Vested During Such Fiscal Year for François Locoh-Donou ($)
Change in Fair
Value from Last
Day of Prior Fiscal
Year to Vesting
Date of
Outstanding and
Unvested Equity
Awards Granted
During Prior Fiscal
Year that Vested
During Covered
Fiscal Year for
François Locoh-
Donou
($)
					Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for François Locoh-Donou ($)	Total Inclusion of Equity Award Values for François Locoh-Donou ($)

2025	28,327,277	11,876,900	1,839,855	64,158	—	42,108,190

Fiscal Year	Average Year-End Fair Value of Equity Awards Granted During Covered Fiscal Year That Remained Outstanding and Unvested as of Last Day of Covered Fiscal Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Fiscal Year to Last Day of Covered Fiscal Year of Outstanding and Unvested Equity Awards Granted During Prior Fiscal Year for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Covered Fiscal Year that Vested During Such Fiscal Year for Non-PEO NEOs ($)
Average Change in
Fair Value from
Last Day of Prior
Fiscal Year to
Vesting Date of
Outstanding and
Unvested Equity
Awards Granted
During Prior Fiscal
Year that Vested
During Covered
Fiscal Year for
Non-PEO NEOs
($)
					Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total Average Inclusion of Equity Award Values for Non-PEO NEOs ($)

2025	5,072,360	1,619,770	369,129	(132,015)	(847,173)	6,082,071
4.The Peer Group TSR set forth in this table utilizes the S&P 500 Information Technology
Index, which we also utilize in the stock performance graph required by Item 201(e) of
Regulation S-K included in our Annual Report on Form 10-K for the fiscal year ended
September 30, 2025. The comparison assumes $100 was invested for the period starting
September 30, 2020, through the end of the listed fiscal year in the Company and in the
S&P 500 Information Technology Index, respectively. Historical stock price performance is not necessarily indicative of future stock price performance.
5.We determined Revenue to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs
in fiscal 2025. We may determine a different financial performance measure to be the most important financial performance measure in future years.

Fiscal Year 2025 Proxy Statement	67

Executive Compensation

RELATIONSHIP BETWEEN PAY AND PERFORMANCE
In addition to the tabular disclosure above, the pay verses performance rules require us to describe the relationship between “Compensation Actually Paid” and the performance measures shown in the main table above.
Below are graphs showing the relationship of “Compensation Actually Paid” to our PEO and other NEOs in fiscal years 2021, 2022, 2023, 2024 and 2025 to (1) our TSR and the
Standard & Poor’s 500 Information & Technology Index TSR, (2) our net income, and (3)
our revenue.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and
Company TSR and Peer Group TSR

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR and S&P 500 Information Technology Index TSR
Compensation Actually Paid ($ Millions)
S&P 500 Information Technology Index TSR
50
45
40
35
30
25
20
15
10
5
0
$300
$250
$200
$150
$100
$50
$0
2020
2021
2022
2023
2024
2025
$100.00
$100.00
$161.91
$21.8
$128.90
$7.2
$117.89
$5.5
$103.12
$2.4
$145.50
$131.25
$13.8
$4.6
$222.15
$28.7
$179.36
$9.0
$284.85
$44.5
$263.25
$7.1
François Locoh-Donou Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
F5, Inc. TSR
S&P 500 Information Technology Index TSR

Company TSR (FYE 2020 Indexed to $100)

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Income

Compensation Actually Paid ($ Millions)
50
45
40
35
30
25
20
15
10
5
0
Net Income ($ Million)
$800
$700
$600
$500
$400
$300
$200
$100
$0
$21.8
$7.2
$331.2
$5.5
$2.4
$322.2
$13.8
$4.6
$394.9
$28.7
$9.0
$566.8
$44.5
$7.1
$692.4
2021
2022
2023
2024
2025
François Locoh-Donou Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
F5, Inc. Net Income

68	Fiscal Year 2025 Proxy Statement

Executive Compensation

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Revenue

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Revenue
Compensation Actually Paid ($ Millions)
50
45
40
35
30
25
20
15
10
5
0
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
F5, Inc. Revenue ($ Million)
$2,603.4
$2,695.8
$2,813.2
$2,816.1
$3,088.1
$21.8
$7.2
$5.5
$2.4
$13.8
$4.6
$28.7
$9.0
$44.5
$7.1
2021
2022
2023
2024
2025
François Locoh-Donou Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
F5, Inc. Revenue

We believe the “compensation actually paid” in each of the years reported above are primarily reflective of the annual changes in our stock price performance and the performance of our PSUs. For further information concerning our pay-for-performance philosophy and how we align executive compensation with our performance, as well as the details on the terms of our short-term incentive program and our performance-vesting equity awards refer to our “Compensation Discussion and Analysis”.
Tabular List of Most Important Financial Performance Measures
The following table presents the financial and non-financial performance measures that the
Company considers to have been the most important financial and non-financial performance measures in linking Compensation Actually Paid to our PEO and our Non-
PEO NEOs for fiscal 2025 to Company performance. The measures in this table are not ranked and are described in our Compensation Discussion and Analysis.

Revenue Non-GAAP Operating Income Inclusion Non-GAAP EPS Relative TSR

Fiscal Year 2025 Proxy Statement	69

Executive Compensation

REPORT OF THE AUDIT COMMITTEE
The Audit Committee consists of directors, each of whom, in the judgment of the Board of
Directors, is an “independent director” as defined in the Nasdaq Listing Rules. The Audit
Committee acts pursuant to a written charter that has been adopted by the Board of
Directors. The Audit Committee charter is available on the “Company — Investor Relations
— Governance Documents” section of the Company’s website, located at https://
investors.f5.com/esg/.

On behalf of the Board of Directors, the Audit Committee oversees the Company’s financial reporting process and its internal controls over financial reporting, areas for which management has the primary responsibility. PricewaterhouseCoopers LLP, the independent registered public accounting firm (the “Auditors”), is responsible for expressing an opinion as to the conformity of the audited financial statements with accounting principles generally accepted in the United States of America and for issuing the Auditors’
opinion on the effectiveness of the Company’s internal controls over financial reporting.
The Audit Committee oversees procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. In conjunction with its oversight of major financial and compliance risks to the Company, the Audit Committee receives periodic updates on risk topics from Company leaders.
In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the Auditors the audited financial statements and the quarterly unaudited financial statements of the Company for the fiscal year ended September 30,
2025, matters relating to the Company’s internal controls over financial reporting, and the processes that support certifications of the financial statements by the Company’s Chief
Executive Officer and Chief Financial Officer.
The Audit Committee discussed with the Auditors the overall scope and plans for the annual audit. The Audit Committee meets with the Auditors, with and without management present, to discuss the results of their examinations, their consideration of the Company’s internal controls in connection with their audit, and the overall quality of the Company’s financial reporting.
The Audit Committee reviewed with the Auditors their judgments as to the quality and acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee has discussed and reviewed with the Auditors all matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) and
the Securities and Exchange Commission (the “SEC”).
The Audit Committee has received the written disclosures and the letter from the Auditors required by applicable requirements of the PCAOB regarding the Auditors’ communications with the Audit Committee concerning independence and has discussed with the Auditors the Auditors’ independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended
September 30, 2025 be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 for filing with the SEC. The Audit Committee has also selected
PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026. The Board of Directors is recommending that shareholders ratify this selection at the Annual Meeting.
Respectfully submitted,
Michel Combes
Michael Dreyer
Tami Erwin
Julie Gonzalez, Chair
Maya McReynolds

70	Fiscal Year 2025 Proxy Statement

Executive Compensation

FEES PAID TO PRICEWATER- HOUSECOOPERS LLP	The following is a summary of the fees billed to the Company by PricewaterhouseCoopers LLP for professional services rendered for the fiscal years ended September 30, 2025 and 2024:

	Years Ended September 30,
Fee Category	2025	2024
Audit Fees	$5,566,416	$4,476,517
Audit-Related Fees	$417,500	—
Tax Fees	$112,860	$215,181
All Other Fees	$2,207	$2,205
Total Fees	$6,098,983	$4,693,904
Audit Fees. Consists of fees billed for professional services rendered for the audit of the
Company’s consolidated financial statements, review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by
PricewaterhouseCoopers LLP in connection with statutory and regulatory filings.
Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include accounting consultations in connection with financial accounting and reporting standards, due diligence services in connection with acquisitions, and other services related to registration statements and public offerings.
Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice, and tax planning. These services include assistance regarding federal, state, and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.
All Other Fees. Consists of software licensing fees for accounting research tools.

AUDIT COMMITTEE PRE-APPROVAL PROCEDURES
The Audit Committee meets with our independent registered public accounting firm to approve the annual scope of accounting services to be performed and the related fee estimates. The Audit Committee also meets with our independent registered public accounting firm, on a quarterly basis, following completion of its quarterly reviews and annual audit and prior to our earnings announcements, to review the results of its work.
During the course of the year, the Chair of the Audit Committee has the authority to pre-
approve requests for services that were not approved in the annual pre-approval process.
The Chair of the Audit Committee reports any interim pre-approvals at the following quarterly meeting. At each of the meetings, management and our independent registered public accounting firm update the Audit Committee with material changes to any service engagement and related fee estimates as compared to amounts previously approved.
During fiscal years 2024 and 2025, all services performed by PricewaterhouseCoopers
LLP for the Company were pre-approved by the Audit Committee in accordance with the foregoing procedures.

ANNUAL INDEPENDENCE DETERMINATION
The Audit Committee considered whether the provision of non-audit services is compatible with the principal accountants’ independence and concluded that the provision of non-
audit services is and has been compatible with maintaining the independence of the
Company’s external auditors.

Fiscal Year 2025 Proxy Statement	71

Security Ownership of
Certain Beneficial Owners
and Management
The following table sets forth information regarding the beneficial ownership of shares of
Common Stock as of January 6, 2026 by (a) each person known to the Company to own beneficially more than 5% of outstanding shares of Common Stock on January 6, 2026, (b)
each director and nominee for director of the Company, (c) the NEOs, as defined herein, and (d) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other reliable information.

Name and Address(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percent of Common Stock Outstanding(2)

The Vanguard Group(3) 100 Vanguard Blvd., Malvern, PA 19355	7,435,868	13.09%
BlackRock, Inc.(4) 50 Hudson Yards, New York, New York 10001	6,189,770	10.90%
Hotchkis & Wiley Capital Management, LLC(5) 601 S. Figueroa Street 39th Fl, Los Angeles, CA 90017	4,835,512	8.51%
State Street Corporation(6) State Street Financial Center, 1 Congress Street, Suite 1, Boston, MA 02114-2016	3,102,464	5.46%
François Locoh-Donou(7)	156,557	*
Cooper Werner(8)	6,692	*
Frank Pelzer	37,995	*
Tom Fountain(9)	2,699	*
John Maddison(10)	8,050	*
Chad Whalen(11)	27,957	*
Marianne N. Budnik	1,207	*
Elizabeth L. Buse	5,013	*
Michel Combes	4,871	*
Michael L. Dreyer	4,376	*
Tami Erwin	1,908	*
Julie M. Gonzalez	480	*
Alan J. Higginson	8,610	*
Maya McReynolds	480	*
Nikhil Mehta	10,109	*
All current directors and executive officers as a group (18 people)(12)	274,763	*
*less than 1%.
1.Unless otherwise indicated, the address of each of the named individuals is c/o F5, Inc.,
801 Fifth Avenue, Seattle, Washington 98104.

72	Fiscal Year 2025 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
2.Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire beneficial ownership within 60 days after January 6, 2026. Except as otherwise noted, to the Company’s knowledge each person or entity has sole voting and investment power with respect to the shares shown.
3.As reported by The Vanguard Group in a Schedule 13G/A filed on February 13, 2024.
4.As reported by BlackRock, Inc. in a Schedule 13G/A filed on December 6, 2024.
5.As reported by Hotchkis & Wiley Capital Management, LCC in a Schedule 13G/A filed on
November 14, 2025.
6.As reported by State Street Corporation in a Schedule 13G filed on January 29, 2024.
7.Includes 6,234 shares of Common Stock underlying RSUs granted under the F5, Inc.
Incentive Plan that are issuable within 60 days of January 6, 2026. This does not include the shares of Common Stock underlying RSUs which are subject to future performance-
based vesting as set forth in footnotes (3) and (4) to the Grants of Plan-Based Awards in
Fiscal Year 2025 Table.
8.Includes 987 shares of Common Stock underlying RSUs granted under the F5, Inc.
Incentive Plan that are issuable within 60 days of January 6, 2026. This does not include the shares of Common Stock underlying RSUs which are subject to future performance-
based vesting as set forth in footnotes (3) and (4) to the Grants of Plan-Based Awards in
Fiscal Year 2025 Table.
9.Composed of 2,699 shares of Common Stock underlying RSUs granted under the F5, Inc.
Incentive Plan that are issuable within 60 days of January 6, 2026. This does not include the shares of Common Stock underlying RSUs which are subject to future performance-
based vesting as set forth in footnotes (3) and (4) to the Grants of Plan-Based Awards in
Fiscal Year 2025 Table.
10.Composed of 8,050 shares of Common Stock underlying RSUs granted under the F5, Inc.
Incentive Plan that are issuable within 60 days of January 6, 2026. This does not include the shares of Common Stock underlying RSUs which are subject to future performance-
based vesting as set forth in footnotes (3) and (4) to the Grants of Plan-Based Awards in
Fiscal Year 2025 Table.
11.Composed of 2,317 shares of Common Stock underlying RSUs granted under the F5, Inc.
Incentive Plan that are issuable within 60 days of January 6, 2026. This does not include the shares of Common Stock underlying RSUs which are subject to future performance-
based vesting as set forth in footnotes (3) and (4) to the Grants of Plan-Based Awards in
Fiscal Year 2025 Table.
12.Directors and current executive officers as of January 6, 2026 so not reflecting the shares owned by Mr. Pelzer who retired effective November 18, 2024, Mr. Rogers who resigned effective May 2, 2025 and Mr. Klein who resigned effective April 25, 2025. Includes 25,360 shares of Common Stock underlying RSUs granted under the F5, Inc. Incentive Plan that are issuable within 60 days of January 6, 2026. This does not include the shares of
Common Stock underlying RSUs which are subject to future performance-based vesting as set forth in footnotes (3) and (4) to the Grants of Plan-Based Awards in Fiscal Year 2025
Table.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC reports of ownership of Company securities and changes in reported ownership. Based on a review of reports filed with the SEC, or written representations from reporting persons that all reportable transactions were reported, the
Company believes that during fiscal year 2025 the Company's officers, directors, and greater than ten percent owners timely filed all reports they were required to file under
Section 16(a).

Fiscal Year 2025 Proxy Statement	73

Security Ownership of Certain Beneficial Owners and Management

EQUITY COMPENSATION PLAN INFORMATION	The following table provides information as of September 30, 2025 with respect to the shares of Common Stock that may be issued under the Company’s existing equity compensation plans.

	Column A	Column B	Column C

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted- average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (total securities authorized but unissued under the plans, less Column A)

Equity compensation plans approved by security holders(1)	1,594,881(2)	$41.69(3)	4,402,754(4)
Equity compensation plans not approved by security holders(5)	9,534(6)	—	—
Total	1,604,415	$41.69(3)	4,402,754(4)
1.Consists of the F5, Inc. Incentive Plan, the F5 Networks, Inc. Assumed Nginx Inc. 2011
Share Plan (the “Assumed Nginx Plan”), the F5 Networks, Inc. Assumed Shape 2011 Stock
Plan (the “Assumed Shape Plan”), the F5 Networks, Inc. Assumed Volterra 2017 Stock Plan
(the “Assumed Volterra Plan”), and the F5, Inc. Assumed Lilac Cloud 2018 Equity Incentive
Plan (the “Assumed Lilac Plan”). The Company terminated the Assumed Nginx Plan effective October 31, 2019 and no additional shares may be issued from the Assumed
Nginx Plan. The Company terminated the Assumed Shape Plan effective December 28,
2020 and no additional shares may be issued from the Assumed Shape Plan. The Company terminated the Assumed Volterra Plan effective October 29, 2021 and no additional shares may be issued from the Assumed Volterra Plan. The Company terminated the Assumed
Lilac Plan effective October 31, 2023 and no additional shares may be issued from the
Assumed Lilac Plan.
2.Includes 1,985 shares issuable upon exercise of outstanding options under the Assumed
Nginx Plan, 18,965 shares issuable upon exercise of outstanding options under the
Assumed Shape Plan, 6,005 shares issuable upon exercise of outstanding options under the Assumed Volterra Plan, 525 shares issuable upon exercise of outstanding options under the Assumed Lilac Plan, and 1,567,401 shares issuable upon vesting of outstanding
RSUs granted under the F5, Inc. Incentive Plan. Also included are performance-based RSU awards reported as outstanding at maximum achievement — 200% of the target award.
3.The weighted-average exercise price does not take into account the shares issuable upon vesting of outstanding RSUs, including performance-based RSU awards, which have no exercise price.
4.Includes 1,666,569 shares reserved for issuance under the F5, Inc. Employee Stock
Purchase Plan (ESPP).
5.Consists of the F5 Networks, Inc. Nginx Acquisition Equity Incentive Plan (the “Nginx
Acquisition Plan”), the F5 Networks, Inc. Threat Stack Acquisition Equity Incentive Plan
(the “Threat Stack Acquisition Plan”), and the F5, Inc. Lilac Acquisition Equity Incentive
Plan (the “Lilac Acquisition Plan”). The material features of each of these equity compensation plans are set forth in Note 10 in our financial statements, “Summary of
Significant Accounting Policies — Stock-based Compensation” included in our Annual
Report to Shareholders on Form 10-K for the year ended September 30, 2025. The
Company terminated the Nginx Acquisition Plan effective October 31, 2019 and no additional shares may be issued from the Nginx Acquisition Plan. The Company terminated the Threat Stack Acquisition Plan effective January 10, 2022 and no additional shares may be issued from the Threat Stack Acquisition Plan. The Company terminated the Lilac Acquisition Plan effective October 31, 2023 and no additional shares may be issued from the Lilac Acquisition Plan.

74	Fiscal Year 2025 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
6.Includes 19 shares issuable upon vesting of outstanding RSUs granted under the Nginx
Acquisition Plan, 174 shares issuable upon vesting of outstanding RSUs granted under the Threat Stack Acquisition Plan, and 9,341 shares issuable upon vesting of outstanding
RSUs granted under the Lilac Acquisition Plan.
7.As of January 6, 2026, for all equity compensation plans, the number of securities to be issued upon exercise of outstanding options and rights totaled 26,148 which includes
26,148 shares issuable upon the vesting of outstanding options at a weighted-average exercise price of $42.97 and a weighted-average remaining option term of 2.52 years, and
2,176,509 shares issuable upon vesting of RSUs (assuming outstanding unearned performance-based RSU awards are earned at 200% maximum). As of January 6, 2026, the number of securities remaining available for future issuance under all equity compensation plans totaled 3,324,533, which includes 1,560,465 shares reserved for issuance under the ESPP, and 1,764,068 shares reserved for issuance under the F5, Inc.
Incentive Plan (assuming outstanding unearned performance-based RSU awards are earned at 200% maximum).

Fiscal Year 2025 Proxy Statement	75

PROPOSAL ONE:

Election of Eight
Directors
At the Annual Meeting, the shareholders will vote on the election of eight directors nominated by the Board of Directors to serve until the Annual Meeting of Shareholders for fiscal year 2026, and until their successors are elected and qualified. The Board of
Directors has nominated Marianne N. Budnik, Elizabeth L. Buse, Michel Combes, Tami
Erwin, Julie M. Gonzalez, François Locoh-Donou, Maya McReynolds, and Nikhil Mehta for
election to the Board of Directors. The nominees indicated that they are willing and able to serve as directors. If a nominee becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the
Board of Directors. At the Annual Meeting, the proxies being solicited will be voted for no more than twelve nominees.

MAJORITY VOTE STANDARD FOR DIRECTOR ELECTION
The Company’s Bylaws require that in an uncontested election each director will be elected by the vote of the majority of the votes cast. A majority of votes cast means that the number of shares cast “FOR” a director’s election exceeds the number of votes cast
“AGAINST” that director. A share whose ballot is marked as withheld, which is otherwise present at the meeting but for which there is an abstention, or to which a shareholder gives no authority or direction shall not be considered a vote cast. In a contested election, the directors will be elected by the vote of a plurality of the votes cast. A contested election is one in which the number of nominees exceeds the number of directors to be elected.

In an uncontested election, a nominee who does not receive a majority vote will not be elected. Except as explained in the next paragraph, an incumbent director who is not elected because that director does not receive a majority vote will continue to serve as a holdover director until the earliest of: (a) 90 days after the date on which an inspector determines the voting results as to that director; (b) the date on which the Board of
Directors appoints an individual to fill the office held by that director; or (c) the date of that director’s resignation.
The Board of Directors may fill any vacancy resulting from the non-election of a director as provided in our Bylaws. The Nominating Committee will consider promptly whether to fill the office of a nominee who fails to receive a majority vote in an uncontested election and make a recommendation to the Board of Directors about filling the office. The Board of
Directors will act on the Nominating Committee’s recommendation and within 90 days after the certification of the shareholder vote will disclose publicly its decision. No director who fails to receive a majority vote in an uncontested election will participate in the Nominating
Committee’s recommendation or the Board of Directors’ decision about filling the vacancy.
For additional information, the complete Bylaws are available on our website at
www.f5.com under the “Company — Investor Relations — Governance Documents”
section.

The Board of Directors recommends a vote “FOR” the election of all of the director nominees.

76	Fiscal Year 2025 Proxy Statement

PROPOSAL TWO:

Approval of the 2026
Incentive Award Plan
On January 16, 2026, the Board adopted, subject to stockholder approval, the F5, Inc.
2026 Incentive Award Plan (the “2026 Plan”). The 2026 Plan is intended to replace our F5,
Inc. Incentive Plan (the “Existing Plan”). Upon stockholder approval of the 2026 Plan, the
2026 Plan will, by its terms, become effective (the date of such approval, the "Effective
Date") and will supersede and replace in its entirety the Existing Plan, and no further awards will be granted under the Existing Plan; however, the terms and conditions of the
Existing Plan will continue to govern any outstanding awards granted thereunder. If the
2026 Plan is not approved by our stockholders, it will not become effective, and we may continue to grant awards under the Existing Plan until its expiration in March 2029, using the shares available for issuance thereunder.
Employees and consultants of the Company and its subsidiaries, as well as members of our Board, are eligible to receive awards under the 2026 Plan. The 2026 Plan provides for the grant of stock options, including incentive stock options (“ISOs”) and nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units
(“RSUs”), performance bonus awards, performance stock units, other stock or cash-based awards, and dividend equivalents to eligible individuals.
The Board approved a share reserve under the 2026 Plan of a number of shares of our
Common Stock equal to the sum of (a) 3,500,000 plus (b) any shares of our Common
Stock that remain available for issuance under the Existing Plan as of the Effective Date.
In addition, as described below, if an award under the 2026 Plan or Existing Plan expires, lapses or is terminated, is converted into an award in respect of shares of another entity in connection with a spin-off or other similar event, exchanged or settled for cash, surrendered, repurchased, cancelled without having been fully exercised or forfeited, in any case, in a manner that results in us acquiring the underlying shares at a price not greater than the price paid by the participant for such shares or not issuing the underlying shares, such unused shares subject to the award will be available for future grants under the 2026
Plan.
In designing the 2026 Plan, we sought to ensure the 2026 Plan furthers our compensation plan objectives and supports long-term stockholder interests.
Approval of the 2026 Plan will constitute approval pursuant to the stockholder approval requirements of Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the
“Code”), relating to ISOs.
Factors for Shareholders to Consider on Share Request
In its determination to approve the 2026 Plan, our Board reviewed with Compensia, the
Compensation Committee’s compensation consultant, an analysis of our historical share usage, certain burn rate metrics and the anticipated costs of the 2026 Plan.  Specifically, our Board considered the following:
•In determining the reasonableness of the 2026 Plan share reserve, our Board considered our historic burn rate, described below under “Key Equity Metrics”.
•We expect the share authorization under the 2026 Plan to provide us with enough shares for awards for approximately 2 to 3 years, assuming we continue to grant awards consistent with our current practices and historical usage. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the 2026 Plan could last for a shorter or longer period of time.

Fiscal Year 2025 Proxy Statement	77

Approval of the 2026 Incentive Award Plan
•The plan is broad-based: In 2025 approximately 86% of the total grants went to non-
executive officer employees
•The company has a strong repurchase program: During 2023-2025 the Company repurchased approximately 7,157,393 shares. A portion of this repurchase program was used to offset dilution from our equity compensation plans
•The Company has very reasonable burn rate and dilution. Our average yearly burn rate is approximately 2.48%. This compares favorably with the median burn rate of our peer group based on publicly available information.
In light of the factors described above, and that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, our Board has determined that the size of the share reserve under the 2026 Plan is reasonable and appropriate at this time.

KEY EQUITY METRICS
The equity award data as of January 6, 2026, the record date, was as follows:
•1,764,068 – awards available for grant under the Existing Plan
•2,176,509 – full value awards outstanding
•26,148  – options outstanding
•$42.97 – average weighted exercise price of outstanding options
•2.52 – average weighted term of outstanding options

The following table provides information regarding the grant of equity awards over the past three completed fiscal years and which we considered in setting the number of shares available for issuance under the 2026 Plan:

Fiscal Year	Time-Based Vesting RSUs Granted	Performance- Based Vesting RSUs Granted(1)	Actual Performance- Based Vesting RSUs Earned(2)	Total(3)	Weighted Average # of Shares	Burn Rate(4)

2023	1,448,427	131,491	92,677	1,541,104	59,909,000	2.57%
2024	1,459,527	122,841	90,274	1,549,801	58,720,000	2.64%
2025	1,167,667	120,235	117,333	1,285,000	57,904,000	2.22%
Average Three-Year Burn Rate (2023-2025)						2.48%
1.Reflects target number of performance-vesting RSUs granted in applicable fiscal year.
2.Reflects the performance-vesting RSUs for which the performance criteria was certified as attained and earned during such fiscal year, as follows:

Performance-Based Vesting RSUs	Number of Performance-Based Vesting RSUs at Target	Number of Performance-Based Vesting RSUs at Max

Unearned and Outstanding as of September 30, 2022	208,116	416,232
Granted during fiscal 2023	131,491	262,982
Earned during fiscal 2023	-92,677	-185,354
Forfeited during fiscal 2023	-47,012	-94,024
Unearned and Outstanding as of September 30, 2023	199,918	399,836
Granted during fiscal 2024	122,841	245,682
Earned during fiscal 2024	-90,274	-180,548

78	Fiscal Year 2025 Proxy Statement

Approval of the 2026 Incentive Award Plan

Performance-Based Vesting RSUs	Number of Performance-Based Vesting RSUs at Target	Number of Performance-Based Vesting RSUs at Max

Forfeited during fiscal 2024	-18,709	-37,418
Unearned and Outstanding as of September 30, 2024	213,776	427,552
Granted during fiscal 2025	120,235	240,470
Earned during fiscal 2025	-117,333	-234,666
Forfeited during fiscal 2025	-32,955	-65,910
Unearned and Outstanding as of September 30, 2025	183,723	367,446
3.Total number of shares in a particular fiscal year includes all time-vesting RSUs granted and performance-vesting RSUs for which the performance criteria was certified as attained and earned during such fiscal year.
4.The “Burn Rate” measures how quickly we use shares and is calculated by dividing (a) the number of shares subject to equity awards granted during the applicable fiscal year
(excluding performance-based vesting RSUs granted in the applicable fiscal year, but including performance-based vesting RSUs that are earned during the applicable year) by
(b) the weighted average number of shares of our Common Stock outstanding during the applicable fiscal year.

	Current Status Reflecting Share Repurchase Program	Excluding Impact of Share Repurchase Program

3-Year Average Annual Bun Rate	2.48%	2.39%
Shareholder Dilution	6.53%	5.84%
Shareholder Dilution (including additional 3,500,000 shares for New Plan)	11.62%	10.45%

KEY FEATURES OF THE 2026 PLAN
•No repricing of awards without stockholder approval. Under the 2026 Plan, awards may not be repriced without stockholder approval if the effect would be to reduce the exercise price for the shares underlying the award.

•No evergreen feature; stockholder approval required for share reserve increases. The
2026 Plan does not provide for an annual increase in the share reserve, and the 2026
Plan may not be amended to increase the share reserve without stockholder approval.
•No payment of dividends on unvested awards. Under the 2026 Plan, no dividends or dividend equivalents in respect of shares underlying an unvested award may be paid until the award vests.
•All awards are subject to clawback. All awards granted under the 2026 Plan are subject to our clawback policy.

SUMMARY OF 2026 PLAN
A summary of the principal provisions of the 2026 Plan is set forth below. The summary is qualified by reference to the full text of the 2026 Plan, which is attached as Appendix A to this Proxy Statement.

Administration
The Compensation Committee (or, with respect to awards to non-employee directors, our
Board) (together, the “administrator”) is charged with the general administration of the 2026
Plan. The 2026 Plan provides that, subject to certain limitations, our Board and the
Compensation Committee may from time to time delegate its authority to grant awards to a committee consisting of one or more members of our Board or the Compensation
Committee or one or more of our officers. Subject to the terms and conditions of the 2026

Fiscal Year 2025 Proxy Statement	79

Approval of the 2026 Incentive Award Plan
Plan, the administrator will have the authority to select the persons to whom awards are to be made; to determine the type of awards to be granted, the number of shares to be subject to awards and the terms and conditions of awards; to determine when awards can be settled in cash, shares, or other property or whether an award may be cancelled, forfeited or surrendered; to accelerate vesting or lapse restrictions; and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2026 Plan. The administrator will also be authorized to adopt, amend or repeal rules relating to the administration of the 2026 Plan.
Eligibility
Persons eligible to participate in the 2026 Plan include all members of the Board (currently comprised of 10 non-employee directors) and approximately 6,431 employees of the
Company and its subsidiaries, in each case, as determined by the administrator of the
2026 Plan. Only employees may be granted ISOs under the 2026 Plan.
Shares Available and Limitations on Awards
If our stockholders approve the 2026 Plan, the number of shares of our Common Stock available for issuance under the 2026 Plan will be equal to the sum of (a) 3,500,000 and
(b) the number of shares of Common Stock that remain available for issuance under the
Existing Plan as of the Effective Date. The maximum number of shares that may be issued under the 2026 Plan upon the exercise of ISOs is 5,000,000.
In addition, if all or any part of an award under the 2026 Plan or Existing Plan expires, lapses or is terminated, converted into an award in respect of shares of another entity in connection with a spin-off or other similar event, exchanged or settled for cash, surrendered, repurchased, cancelled without having been fully exercised or forfeited, in any case, in a manner that results in us acquiring the underlying shares at a price not greater than the price paid by the participant for such shares or not issuing the underlying shares, such unused shares subject to the award at such time will be available for future grants under the 2026 Plan. In addition, the following items will not be counted against the shares available for issuance under the 2026 Plan: (i) the payment of dividend equivalents in cash in conjunction with any outstanding awards; (ii) any awards that are settled in cash rather than by issuance of shares; and (iii) shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us or any of our subsidiaries, except shares acquired upon the exercise of ISOs will count against the maximum number of shares that may be issued under the 2026 Plan pursuant to the exercise of ISOs.
In addition, shares tendered by a participant or withheld to satisfy any tax withholding obligation with respect to an award will be added back to the shares available for issuance under the 2026 Plan.  However, the following shares shall no longer be available for issuance under the 2026 Plan: (i) shares tendered by a participant or withheld by us in payment of the exercise price of an option; and (ii) shares subject to a SAR that are not issued in connection with the stock settlement of the SAR on exercise.
In addition, under the 2026 Plan, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards
Codification (“ASC”) Topic 718) of all equity-based awards and the maximum amount that may become payable pursuant to all cash-based awards that may be granted to a director as compensation for services as a non-employee director during any calendar year may not exceed $1,500,000.
As of January 6, 2026, the closing price of a share of our Common Stock on Nasdaq was
$270.64.
Awards
The 2026 Plan provides that the administrator may grant or issue stock options, SARs, restricted stock, RSUs, performance bonus awards, performance stock units, other stock or cash-based awards, dividend equivalents or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

80	Fiscal Year 2025 Proxy Statement

Approval of the 2026 Incentive Award Plan
•Nonqualified Stock Options will provide for the right to purchase shares of our Common
Stock at a specified price which may not be less than fair market value on the date of grant, and usually will become exercisable (at the discretion of the administrator) in one or more installments after the grant date, subject to the participant’s continued
employment or service with us and/or subject to the satisfaction of corporate performance targets and individual performance targets established by the administrator. NSOs may be granted for any term specified by the administrator that does not exceed ten years.
•Incentive Stock Options will be designed in a manner intended to comply with the provisions of Section 422 of the Code and will be subject to specified restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price of not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, and must not be exercisable after a period of ten years measured from the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, the 2026 Plan provides that the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must not be exercisable after a period of five years measured from the date of grant.
•Restricted Stock may be granted to any eligible individual and made subject to such restrictions as may be determined by the administrator. Restricted stock typically may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions on vesting are not met. In general, restricted stock may not be sold or otherwise transferred until restrictions are removed or expire. Holders of restricted stock, unlike recipients of options, will have voting rights and will have the right to receive dividends, if any, prior to the time when the restrictions lapse, however, dividends will not be paid until the restrictions are removed and the vesting conditions are met.
•Restricted Stock Units may be awarded to any eligible individual, typically without payment of consideration, but subject to vesting conditions based on continued
employment or service or on performance criteria established by the administrator. Like restricted stock, RSUs may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, stock underlying
RSUs will not be issued until the RSUs have vested, and recipients of RSUs generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.
•Stock Appreciation Rights may be granted in connection with stock options or other awards, or separately. SARs granted in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of our
Common Stock over a set exercise price. The exercise price of any SAR granted under the 2026 Plan must be at least 100% of the fair market value of a share of our Common
Stock on the date of grant. SARs under the 2026 Plan will be settled in cash or shares of our Common Stock, or in a combination of both, at the election of the administrator.
•Performance Bonus Awards and Performance Stock Units are denominated in cash or share/unit equivalents, respectively, and may be linked to one or more performance or other criteria as determined by the administrator.
•Other Stock or Cash Based Awards are awards of cash, fully vested shares of our
Common Stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of our Common Stock. Other stock or cash-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards. The administrator will determine the terms and conditions of other stock or cash-based awards, which may include vesting conditions based on continued
service, performance and/or other conditions.
•Dividend Equivalents represent the right to receive the equivalent value of dividends paid on shares of our Common Stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are converted to cash

Fiscal Year 2025 Proxy Statement	81

Approval of the 2026 Incentive Award Plan
or shares by such formula and such time as determined by the administrator. In addition, dividend equivalents with respect to an award subject to vesting will either (i)
to the extent permitted by applicable law, not be paid or credited or (ii) be accumulated and subject to vesting to the same extent as the related award.
Any award may be granted as a performance award, meaning that the award will be subject to vesting and/or payment based on the attainment of specified performance goals.
Prohibition on Repricing
Except in connection with a corporate transaction involving the Company, the terms of outstanding awards may not be amended without the approval of our stockholders to (i)
reduce the exercise price per share of outstanding options or SARs or (ii) cancel outstanding options or SARs in exchange for cash or other awards when the exercise price of such option or SAR exceeds the fair market value of the underlying shares.
Awards Subject to Clawback
All awards (including any proceeds, gains or other economic benefit actually or constructively received by a participant) granted under the 2026 Plan will be subject to our clawback policy.
Adjustment Upon Certain Events
The administrator has broad discretion to take action under the 2026 Plan, as well as to make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our Common Stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations, change in control events, and other corporate transactions. Notwithstanding the foregoing, in the event of a change in control, the administrator may take any action with respect to outstanding awards as it deems appropriate, consistent with applicable provisions of the Code and applicable federal or state securities laws. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the administrator will make equitable adjustments to the 2026 Plan and outstanding awards.
Foreign Participants, Transferability, and Participant Payments
The administrator may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures to address differences in laws, rules, regulations or customs of such foreign jurisdictions. Except as the administrator may determine or provide in an award agreement, awards under the 2026
Plan are generally non-transferrable, except by will or the laws of descent and distribution, and are generally exercisable only by the participant. With regard to tax withholding obligations arising in connection with awards under the 2026 Plan, and exercise price obligations arising in connection with the exercise of stock options under the 2026 Plan, the administrator may, in its discretion, accept cash, wire transfer or check, shares of our
Common Stock that meet specified conditions, a promissory note, a “market sell order,”
such other consideration as the administrator deems suitable, or any combination of the foregoing.
Plan Amendment and Termination
The administrator may amend, suspend, or terminate the 2026 Plan at any time. However, we must generally obtain stockholder approval to the extent required by applicable law, rule or regulation (including any applicable stock exchange rule), and generally no amendment may materially and adversely affect any outstanding award without the affected participant’s consent.
No ISOs may be granted pursuant to the 2026 Plan after the tenth anniversary of the date the Board approved the 2026 Plan. Any award that is outstanding on the termination date of the 2026 Plan will remain in force according to the terms of the 2026 Plan and the applicable award agreement.

82	Fiscal Year 2025 Proxy Statement

Approval of the 2026 Incentive Award Plan
Material U.S. Federal Income Tax Consequences
The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the 2026 Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.
•Nonqualified Stock Options. If a participant is granted an NSO under the 2026 Plan, the participant should not have taxable income on the grant of the option. Generally, the participant should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The participant’s basis in the Common Stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our Common Stock on the date the participant exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.
•Incentive Stock Options. A participant should not recognize taxable income upon grant or exercise of an ISO. However, the excess of the fair market value of the shares of our
Common Stock received upon exercise over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the fair market value of the shares at the time of exercise over the exercise price (or if less, the amount realized in the disposition over the exercise price), with any remaining gain or loss being treated as capital gain or capital loss. We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.
•Other Awards. The current federal income tax consequences of other awards authorized under the 2026 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Code Section 83(b) election, in which case ordinary income is recognized on the date of grant in an amount equal to the excess of the fair market value of the shares on the date of grant over the price paid, if any); restricted stock units, dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.
•Limitation on the Employer’s Compensation Deduction. Section 162(m) of the Code
limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million.
•Section 409A of the Code. Certain types of awards under the 2026 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20%
penalty tax (and, potentially, certain interest, penalties and additional state taxes).

Fiscal Year 2025 Proxy Statement	83

Approval of the 2026 Incentive Award Plan
To the extent applicable, the 2026 Plan and awards granted under the 2026 Plan are generally intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of
Treasury regulations and other interpretive guidance that may be issued under Section
409A of the Code.

NEW PLAN BENEFITS
Other than with respect to annual grants of RSUs to our non-employee directors that will be made on the date of the Annual Meeting (reflected in the table below), all future awards under the 2026 Plan (assuming it is approved by stockholders) are subject to the discretion of the administrator and are not currently determinable, and therefore it is not possible to determine the benefits that will be received in the future by other participants in the 2026 Plan.

Name and Position	Dollar Value ($)	Number of Shares (#)

Named Executive Officers
Francois Locoh-Donou President, Chief Executive Officer and Director	—	—
Cooper Werner Executive Vice President and Chief Financial Officer
Frank Pelzer Former Executive Vice President and Chief Financial Officer	—	—
Tom Fountain Chief Operating Officer	—	—
John Maddison Executive Vice President and Chief Marketing Officer	—	—
Chad Whalen Chief Revenue Officer	—	—
All current executive officers as a group	—	—
All current directors who are not executive officers as a group	$275,000(1)	(2)
All employees who are not executive officers as a group	—	—
1.Each non-employee director serving on our Board will be awarded RSUs on the date of our
Annual Meeting having a value on the date of grant equal to $275,000 (based on the per share closing price of our Common Stock on the date of the Annual Meeting).
2.The aggregate number of RSUs to be granted to non-employee directors is not included in the table above because the number of shares subject to their awards will depend on the per share closing price of our Common Stock on the date of the Annual Meeting.
To be approved, this proposal must receive a “For” vote from the holders of a majority of the shares of our Common Stock that are present or represented by proxy and vote on the proposal. Abstentions and broker non-votes will have no effect on the proposal as these actions do not represent votes cast by shareholders.

The Board unanimously recommends that the shareholders vote “FOR” the approval of the 2026 Incentive Award Plan.

84	Fiscal Year 2025 Proxy Statement

PROPOSAL THREE:

Advisory Vote to Approve
Executive Compensation
Our shareholders are entitled to vote to approve, on an advisory (nonbinding) basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with SEC rules. The Company is presenting this proposal, which gives shareholders the opportunity to endorse or not endorse our executive compensation programs through an advisory vote for or against the following resolution:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the NEOs, as disclosed pursuant to the compensation disclosure rules of the SEC including in the Compensation Discussion and Analysis, the compensation tables, and related disclosures in the Proxy Statement.”
•As described in detail under the heading “Executive Compensation — Compensation
Discussion and Analysis,” beginning at page 38, our executive compensation programs are designed to directly link executive officer compensation to and to reward executive officers for the Company’s financial performance and the creation of shareholder value.
We believe that our executive compensation programs have achieved these objectives, and the Board of Directors urges shareholders to approve the compensation of our
NEOs by voting FOR the resolution set forth above. In deciding how to vote on this proposal, the Board of Directors urges you to consider the following factors from fiscal year 2025:

THE COMPANY’S STRONG PERFORMANCE	•Annual revenue of $3.1 billion

•Cash flow from operations of $950 million

•GAAP net income of $692 million

•$500 million returned to shareholders through share repurchases

•F5's BIG-IP and Distributed Cloud Services Receive 2025 TrustRadius Top Rated Awards

•F5 Recognized in 25 Hottest AI Companies for Data Center and Edge: The 2025 CRN AI 100

•CRN Named F5 in Top 25 IT Innovators of 2025

•F5 Listed in CRN's 20 Coolest Application Security Companies of 2025: The 2025 Security 100

•F5 Employee Awarded CRN's The Most Powerful Women of the Channel 2025: Power 100

•KuppingerCole Recognized F5 as Overall Market Leader in WAAP

COMPENSATION AND GOVERNANCE PROGRAMS
We emphasize pay for performance and align executive compensation with the
Company’s business objectives and performance, and the creation of shareholder value.
Incentive-based compensation is at risk if certain threshold performance metrics are not achieved.

•Our compensation programs do not encourage excessive or unnecessary risks that could have a material adverse effect on the Company’s value or operating results.

Fiscal Year 2025 Proxy Statement	85

Advisory Vote to Approve Executive Compensation
•We conduct an annual review of our executive compensation programs and use peer and survey group data to evaluate these programs to ensure they achieve the desired goals and objectives.
•We have adopted stock ownership guidelines for our executive officers to further ensure that the interests of the executive officers are aligned with those of our shareholders.
•We have a policy that prohibits executive officers from engaging in short sales of the
Company’s securities, transactions in puts, calls, or other derivative securities on an exchange or in any other organized market, and hedging transactions related to the
Company’s securities. In addition, executive officers are prohibited, except under certain limited exceptions, from holding Company securities in a margin account or pledging Company securities as collateral for a loan.
•We believe the revenue and non-GAAP operating income targets used for the cash incentive compensation are appropriate measurements as the Company’s ability to deliver consistent and strong financial performance is of crucial importance in maintaining and growing shareholder value, while the Inclusion target ensures the
Company builds a culture of belonging and representation. The Company believes these targets further the shared interests of the Company’s executive officers and shareholders and promote the Company’s business strategies and objectives. The targets approved by the Compensation Committee each fiscal year require solid execution by the executive team. While the Compensation Committee believes these targets reflect metrics that drive the creation of shareholder value over time, the
Compensation Committee also evaluates market conditions for executive compensation, shareholder feedback, and the inputs of various proxy advisory services. Consistent with shareholder feedback, the Company differentiates between the long-term performance metrics and the short-term cash incentive program. The
Compensation Committee adopted the following long-term performance-based equity incentive metrics:
•annualized total Company revenue to continue the executive focus on revenue growth while providing incentives for a longer-term view of that growth;
•non-GAAP Earnings Per Share to focus on profitability; and
•a relative total shareholder return component benchmarked against the S&P 500 to continue to align the compensation of the NEOs with shareholder return.
•We conduct a shareholder advisory vote on executive compensation on an annual basis and meet regularly with shareholders and analysts. The Compensation
Committee believes that the results of last year’s vote represents overall approval of the Company’s executive compensation plan.
As an advisory vote, this proposal is not binding on the Company. However, our Board of
Directors and our Compensation Committee value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions regarding the Company’s NEOs.

The Board of Directors recommends a vote “FOR” the approval of the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the
SEC, including in the Compensation Discussion and Analysis, the compensation tables, and the related disclosures.

86	Fiscal Year 2025 Proxy Statement

PROPOSAL FOUR:

Ratification of
Independent Registered
Public Accounting Firm
The Board of Directors requests that the shareholders ratify the selection of
PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026. The Company expects that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting to make a statement if they desire to do so and to respond to questions by shareholders.
Although not required by the Company’s Bylaws or otherwise, the Audit Committee and the
Board of Directors believe it appropriate, as a matter of good corporate practice, to request that the shareholders ratify the appointment of PricewaterhouseCoopers LLP as the
Company’s independent registered public accounting firm for fiscal year 2026. If the shareholders do not so ratify, the Audit Committee will reconsider the appointment and may retain PricewaterhouseCoopers LLP or another firm without re-submitting the matter to the
Company’s shareholders. Even if the shareholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the shareholders.

The Board of Directors recommends a vote “FOR” ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

Fiscal Year 2025 Proxy Statement	87

Other Business
Neither the Board of Directors nor management intends to bring before the Annual Meeting any business other than the matters referred to in the Notice of Meeting and this Proxy
Statement. If any other business should properly come before the Annual Meeting, or any adjournment or postponement thereof, the persons named in the proxy will vote on such matters according to their best judgment.
Shareholder Proposals
for the Annual Meeting
for Fiscal Year 2026
Pursuant to Rule 14a-8 under the Exchange Act, some shareholder proposals may be eligible for inclusion in our 2026 proxy statement. These shareholder proposals must be submitted, along with proof of ownership of our Common Stock in accordance with Rule
14a-8(b), to our principal executive offices in care of our Secretary, F5, Inc., 801 Fifth
Avenue, Seattle, Washington 98104. We must receive all submissions no later than the close of business (5:00 p.m. Pacific Time) on September 28, 2026. Submitting a
shareholder proposal does not guarantee that we will include it in our proxy statement. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.
In addition, the Company’s Bylaws provide that any shareholder intending to propose any nominations or other business at our Annual Meeting for fiscal year 2026 pursuant to the
Company’s Bylaws must provide advance notice and such advance notice must be delivered to and received by the Company’s Secretary at the Company’s principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s Annual Meeting, which in the case of the Annual
Meeting for fiscal year 2026 would mean no earlier than November 12, 2026, and no later than December 12, 2026. However, the Bylaws also provide that in the event the date of the Annual Meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s Proxy Statement, this advance notice must be received not earlier than the close of business on the one hundred twentieth (120th) day prior to such Annual Meeting and not later than the close of business on the ninetieth (90th)
day prior to such Annual Meeting, or in the event public announcement of the date of such
Annual Meeting is first made by the Company fewer than one hundred (100) days prior to the date of such Annual Meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the
Company. Each shareholder’s notice must contain, among other things, the following information as to each matter the shareholder proposes to bring before the Annual
Meeting: (A) a brief description of the business desired to be brought before the Annual
Meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration) and the reasons for conducting such business at the Annual Meeting, (B)
the name and address, as they appear on the Company’s books, of the shareholder proposing such business and any shareholder associated person, (C) the class and number of shares of the Company that are beneficially owned by the shareholder and any shareholder associated person, and (D) the other information required by the Bylaws, including any other information reasonably requested by the Company. With respect to any shareholder nominees for director such notice shall include as to each person (a
“nominee”) whom the shareholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B)
the principal occupation or employment of the nominee, (C) the class and number of shares of the Company that are held of record or are beneficially owned by the nominee

88	Fiscal Year 2025 Proxy Statement

and any derivatives positions held or beneficially held by the nominee, (D) a description of any agreement, arrangement or understanding (including, without limitation and regardless of the form of settlement, any derivatives, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, any such nominee with respect to the Company’s securities, (E) a description of certain arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons), and (F) the other information required by the
Bylaws, including any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or reelection of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including, without limitation, the nominee’s written consent to being named in the Proxy Statement, if any, as a nominee and to serving as a director if elected or reelected, as the case may be) or the Company’s Bylaws.
Shareholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for director nominees submitted under the advance notice requirements of our Bylaws must be sure to comply with the additional requirements of Rule 14a-19(b).
The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal, including nomination, that does not comply with these and other applicable requirements, and submission of a shareholder proposal or nomination does not guarantee that it will be included in the Proxy Statement or be presented at the Annual
Meeting.
A copy of the full text of the provisions of the Company’s Bylaws dealing with shareholder nominations and proposals is available to shareholders from the Secretary of the Company upon written request.
Information Referenced
in this Proxy Statement
The content of the websites referred to in this Proxy Statement are not deemed to be part of, and are not incorporated by reference into, this Proxy Statement.
Proxy Materials Are
Available on the Internet
We are furnishing proxy materials to our shareholders primarily via the Internet instead of mailing printed copies of those materials to each shareholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. On or around January 26,
2026, we mailed a Notice of Internet Availability of Proxy Materials to some of our shareholders. The notice contains instructions about how to access our proxy materials and vote online or by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of
Proxy Materials. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via email unless you elect otherwise.

Fiscal Year 2025 Proxy Statement	89

Householding of
Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials, including Proxy Statements and
Annual Reports to Shareholders, with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for the Company by reducing printing and postage costs. Under this procedure, the Company will deliver only one copy of the applicable proxy materials, including the Company’s Annual Report to Shareholders for Fiscal Year 2025 (the “2025 Annual Report”) and this Proxy Statement, to multiple shareholders who share the same address (if they appear to be members of the same family), unless the Company has received contrary instructions from an affected shareholder.
The 2025 Annual Report and this Proxy Statement may be found under the “Company —
Investor Relations — Financials” section of the Company’s website at www.f5.com. The
Company will deliver promptly upon written or oral request a separate copy of the applicable proxy materials to any shareholder at a shared address to which a single copy of those materials was delivered. To receive a separate copy of such proxy materials, shareholders should contact the Company at: Investor Relations, F5, Inc., 801 Fifth
Avenue, Seattle, Washington 98104. The Company’s telephone number at that location is
(206) 272-5555.
If you are a shareholder, share an address and last name with one or more other shareholders and would like either to request delivery of a single copy of the Company’s proxy materials for yourself and other shareholders who share your address or to revoke your householding consent and receive a separate copy of such proxy materials in the future, please contact Broadridge Financial Solutions, Inc. (Broadridge), either by calling toll free at (866) 540-7095 or by writing to Broadridge, Householding Department, 51
Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.
A number of brokerage firms also have instituted householding. If you hold your shares in
“street name,” please contact your broker, nominee, or other holder of record to request information about householding.

By Order of the Board of Directors,

ANGELIQUE M. OKEKE Secretary

Fiscal Year 2025 Proxy Statement	A-1

Appendix
F5, INC.
2026 INCENTIVE AWARD PLAN
Article I.
PURPOSE
The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) contributions to the Company by providing these individuals with equity ownership opportunities and opportunities to benefit from Company performance.
Article II.
DEFINITIONS
As used in the Plan, the following words and phrases have the meanings specified below, unless the context clearly indicates otherwise:
2.1“Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee. With reference to the Board’s or a Committee’s powers or authority under the Plan that have been delegated to one or more officers pursuant to Section 4.2, the term “Administrator” shall refer to such officer(s) unless and until such delegation has been revoked.
2.2“Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities
Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether U.S. or non-U.S. federal, state or local; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.
2.3“Automatic Exercise Date” means, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable Option term or Stock Appreciation Right term that was initially established by the Administrator for such
Option or Stock Appreciation Right (e.g., the last business day prior to the tenth anniversary of the date of grant of such Option or Stock Appreciation Right if the Option or Stock Appreciation Right initially had a ten-year Option term or Stock Appreciation Right term, as applicable).
2.4“Award” means an Option award, Stock Appreciation Right award, Restricted Stock award, Restricted Stock Unit award, Performance Bonus Award, Performance Stock Unit award, Dividend Equivalents award or Other Stock or
Cash Based Award granted to a Participant under the Plan.
2.5“Award Agreement” means an agreement evidencing an Award, which may be written or electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.
2.6“Board” means the Board of Directors of the Company.
2.7“Change in Control” means the occurrence of any of the following:
(a)A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related
“group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) directly or indirectly acquires beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 under the Exchange
Act) of the Company’s securities possessing more than 50% of the total combined voting power of the
Company’s securities outstanding immediately after such acquisition; provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or any  Subsidiary; (ii)
any acquisition by an employee benefit plan maintained by the Company or any Subsidiary, (iii) any acquisition which complies with Sections 2.7(c)(i), 2.7(c)(ii) and 2.7(c)(iii); or (iv) in respect of an Award held by a particular
Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);
(b)The Incumbent Directors cease for any reason to constitute a majority of the Board;
(c)The consummation by the Company (whether directly involving the Company or indirectly involving the
Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

A-2	Fiscal Year 2025 Proxy Statement

Appendix
(i)which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the
Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”))
directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction;
(ii)after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.7(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; and
(iii)after which at least a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such transaction; or
(d)The completion of a liquidation or dissolution of the Company.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b), (c) or (d) of this Section 2.7 with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury
Regulation Section 1.409A-3(i)(5).
The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a
Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
2.8“Code” means the U.S. Internal Revenue Code of 1986, as amended, and all regulations, guidance, compliance programs and other interpretative authority issued thereunder.
2.9“Committee” means one or more committees or subcommittees of the Board, which may include one or more
Directors or executive officers of the Company, to the extent permitted by Applicable Law. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the
Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
2.10“Common Stock” means the common stock of the Company.
2.11“Company” means F5, Inc., a Washington corporation, or any successor.
2.12“Consultant” means any person, including any adviser, engaged, directly or indirectly, by the Company or a
Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company or a Subsidiary; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.
2.13“Designated Beneficiary” means, if permitted by the Company, the beneficiary or beneficiaries the Participant designates, in a manner the Company determines, to receive amounts due or exercise the Participant’s rights if the
Participant dies. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate or legal heirs.
2.14“Director” means a Board member.
2.15“Disability” means a permanent and total disability under Section 22(e)(3) of the Code.
2.16“Dividend Equivalents” means a right granted to a Participant to receive the equivalent value (in cash or Shares) of dividends paid on a specified number of Shares. Such Dividend Equivalent shall be converted to cash or additional
Shares, or a combination of cash and Shares, by such formula and at such time and subject to such limitations as may be determined by the Administrator.
2.17“Effective Date” has the meaning set forth in Section 11.3.

Fiscal Year 2025 Proxy Statement	A-3

Appendix
2.18“Employee” means any employee of the Company or any of its Subsidiaries.
2.19“Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split (including a reverse stock split), spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Common
Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.
2.20“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and all regulations, guidance and other interpretative authority issued thereunder.
2.21"Existing Plan" means the F5, Inc. Incentive Plan.
2.22"Existing Plan Award" means an award outstanding under the Existing Plan as of immediately prior to the Effective
Date.
2.23“Fair Market Value” means, as of any date, the value of a Share determined in good faith by the Committee. Unless otherwise determined by the Committee the value of a Share will be determined as follows:  (a) if the Common Stock is listed on any established stock exchange, the value of a Share will be the closing sales price for a Share as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (b) if the
Common Stock is not listed on an established stock exchange but is quoted on a national market or other quotation system, the value of a Share will be the closing sales price for a Share on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) if the Common Stock is not listed on any established stock exchange or quoted on a national market or other quotation system, the value established by the Administrator in its sole discretion.
2.24“Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the
Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent corporation or subsidiary corporation of the Company, as determined in accordance with Section 424(e) and (f) of the
Code, respectively.
2.25“Incentive Stock Option” means an Option that meets the requirements to qualify as an “incentive stock option” as defined in Section 422 of the Code.
2.26“Incumbent Directors” means, for any period of 12 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clause (a) or (c) of the Change in Control definition) whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office who either were Directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved.  No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
2.27“Non-Employee Director” means a Director who is not an Employee.
2.28“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.
2.29“Option” means a right granted under Article VI to purchase a specified number of Shares at a specified price per
Share during a specified time period. An Option may be either an Incentive Stock Option or a Nonqualified Stock
Option.
2.30“Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.
2.31“Overall Share Limit” means the sum of (a) 3,500,000 Shares, plus (b) any Shares that remain available for issuance pursuant to the F5, Inc. Incentive Plan as of the Effective Date, plus (c) any Shares that are subject to the
Existing Plan Awards that become available for issuance under the Plan as Shares pursuant to Article V.
2.32“Participant” means a Service Provider who has been granted an Award.
2.33“Performance Bonus Award” has the meaning set forth in Section 8.3.
2.34“Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.1 and subject to Section 8.2, to receive Shares or an amount of cash or other consideration determined by the Administrator to be of equal value

A-4	Fiscal Year 2025 Proxy Statement

Appendix
as of the settlement date, the payment of which is contingent upon achieving certain performance goals or other performance-based targets established by the Administrator.
2.35“Permitted Transferee” means, with respect to a Participant, any “family member” of the Participant, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.
2.36“Plan” means this 2026 Incentive Award Plan.
2.37“Restricted Stock” means Shares awarded to a Participant under Article VII, subject to certain vesting conditions and other restrictions.
2.38“Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one
Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.
2.39“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, including any amendments thereto.
2.40“Section 409A” means Section 409A of the Code and the regulations promulgated thereunder by the United States
Treasury Department, as amended or as may be amended from time to time.
2.41“Securities Act” means the Securities Act of 1933, as amended, and all regulations, guidance and other interpretative authority issued thereunder.
2.42“Service Provider” means an Employee, Consultant or Director.
2.43“Shares” means shares of Common Stock.
2.44“Stock Appreciation Right” or “SAR” means a right granted under Article VI to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the right is exercised over the exercise price set forth in the applicable Award Agreement.
2.45“Subsidiary” means any entity (other than the Company), whether U.S. or non-U.S., in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
2.46“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or other entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
2.47“Tax-Related Items” means any U.S. and non-U.S. federal, state and/or local taxes (including, without limitation, income tax, social insurance contributions, fringe benefit tax, employment tax, stamp tax and any employer tax liability which has been transferred to a Participant) for which a Participant is liable in connection with Awards and/or
Shares.
2.48“Termination of Service” means:
(a)As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company or a
Subsidiary is terminated for any reason, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.
(b)As to a Non-Employee Director, the time when a Participant who is a Non-Employee Director ceases to be a
Director for any reason, with or without cause, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Participant simultaneously commences employment or service or remains in service with the Company or any Subsidiary.
(c)As to an Employee, the time when the employee-employer relationship between a Participant and the
Company or any Subsidiary is terminated for any reason, with or without cause, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the
Participant simultaneously commences or remains in employment or service with the Company or any
Subsidiary.
The Company, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of
Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for cause and all questions of whether particular work schedules, such as part time, or particular leaves of absence constitute a Termination of Service, except as otherwise determined by the Administrator. For purposes of the Plan, a Participant’s employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Participant ceases to remain a Subsidiary following any merger,

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sale of stock or other corporate transaction or event (including, without limitation, a spin-off), even though the Participant may subsequently continue to perform services for that entity.
Article III.
ELIGIBILITY
Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein. No Service
Provider shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Service Providers, Participants or any other persons uniformly.
Article IV.
ADMINISTRATION AND DELEGATION
4.1Administration.
(a)The Plan is administered by the Administrator. The Administrator has authority to determine which Service
Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions, reconcile inconsistencies in the Plan or any Award and make all other determinations that it deems necessary or appropriate to administer the Plan and any Awards. The
Administrator (and each member thereof) is entitled to, in good faith, rely or act upon any report or other information furnished to the Administrator or member thereof by any officer or other Employee, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. The Administrator’s determinations under the Plan are in its sole discretion and will be final, binding and conclusive on all persons having or claiming any interest in the Plan or any Award.
(b)Without limiting the foregoing, the Administrator has the exclusive power, authority and sole discretion to: (i)
designate Participants; (ii) determine the type or types of Awards to be granted to each Participant; (iii)
determine the number of Awards to be granted and the number of Shares to which an Award will relate; (iv)
subject to the limitations in the Plan, determine the terms and conditions of any Award and related Award
Agreement, including, but not limited to, the exercise price, grant price, purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations, waivers or amendments thereof; (v) determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an
Award may be paid in cash, Shares, or other property, or an Award may be cancelled, forfeited, or surrendered; and (vi) make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.
4.2Delegation of Authority. To the extent permitted by Applicable Law, the Board or any Committee may delegate any or all of its powers under the Plan to one or more Committees or officers of the Company or any of its Subsidiaries;
provided, however, that in no event shall an officer of the Company or any of its Subsidiaries be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to
Section 16 of the Exchange Act, or (b) officers of the Company or any of its Subsidiaries or Directors to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable organizational documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegate. At all times, the delegate appointed under this
Section 4.2 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.
Further, regardless of any delegation, the Board or a Committee may, in its discretion, exercise any and all rights and duties as the Administrator under the Plan delegated thereby, except with respect to Awards that are required to be determined in the sole discretion of the Board or Committee under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.
Article V.
STOCK AVAILABLE FOR AWARDS
5.1Number of Shares. Subject to adjustment under Article IX and the terms of this Article V, Awards may be made under the Plan covering up to the Overall Share Limit. As of the Effective Date, the Company will cease granting awards under the Existing Plan; however, Existing Plan Awards will remain subject to the terms of the Existing Plan. Shares issued or delivered under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.

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5.2Share Recycling.
(a)If all or any part of an Award or an Existing Plan Award expires, lapses or is terminated, converted into an award in respect of shares of another entity in connection with a spin-off or other similar event, exchanged or settled for cash, surrendered, repurchased, cancelled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award or Existing Plan Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award or Existing Plan Award, the unused Shares covered by the Award or Existing Plan Award will, as applicable, become or again be available for Awards under the Plan. The payment of dividends or Dividend Equivalents in cash in conjunction with any outstanding
Awards or Existing Plan Awards and any Awards that are settled in cash rather than by issuance of Shares shall not count against the Overall Share Limit.
(b)In addition, Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or any Existing Plan Award shall add to the number of Shares available for future grants of Awards.  However, notwithstanding anything to the contrary in the Plan, the following Shares shall not be available for future issuance pursuant to this Plan: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option or any stock option granted under the Existing
Plan; and (ii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof.  Notwithstanding the provisions of this Section
5.2(b), no Shares may again be optioned, granted or awarded pursuant to an Incentive Stock Option if such action would cause such Option to fail to qualify as an incentive stock option under Section 422 of the Code.
5.3Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 5,000,000 Shares
(as adjusted to reflect any Equity Restructuring) may be issued pursuant to the exercise of Incentive Stock Options.
5.4Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the
Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Administrator may grant Substitute
Awards in respect of any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms and conditions as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the
Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided under Section 5.2 above), except that Shares acquired by exercise of substitute Incentive
Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of
Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any
Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not count against the Overall Share Limit (and Shares subject to such
Awards may again become available for Awards under the Plan as provided under Section 5.2 above); provided that
Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Service Providers prior to such acquisition or combination.
5.5Non-Employee Director Award Limit. Notwithstanding any provision to the contrary in the Plan or in any policy of the
Company regarding non-employee director compensation, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or
any successor thereto) of all equity-based Awards and the maximum amount that may become payable pursuant to all cash-based Awards that may be granted to a Service Provider as compensation for services as a Non-Employee
Director during any calendar year shall not exceed $1,500,000.
Article VI.
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
6.1General. The Administrator may grant Options or Stock Appreciation Rights to one or more Service Providers, subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each
Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and
Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock
Appreciation Right an amount determined by multiplying (a) the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the
Administrator may impose, and payable in cash, Shares valued at Fair Market Value on the date of exercise or a combination of the two as the Administrator may determine or provide in the Award Agreement.

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6.2Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. Subject to Section 6.7, the exercise price will not be less than
100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right. Notwithstanding the
foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair
Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.
6.3Duration of Options. Subject to Section 6.7, each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten years; provided, further, that, unless otherwise determined by the Administrator or specified in the Award
Agreement, (a) no portion of an Option or Stock Appreciation Right which is unexercisable at a Participant’s
Termination of Service shall thereafter become exercisable and (b) the portion of an Option or Stock Appreciation
Right that is unexercisable at a Participant’s Termination of Service shall automatically expire on the date of such
Termination of Service. In addition, in no event shall an Option or Stock Appreciation Right granted to an Employee who is a non-exempt employee for purposes of overtime pay under the U.S. Fair Labor Standards Act of 1938 be exercisable earlier than six months after its date of grant. Notwithstanding the foregoing, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, commits an act of cause (as determined by the
Administrator), or violates any non-competition, non-solicitation or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right to exercise the Option or Stock Appreciation Right, as applicable, may be terminated by the Company and the Company may suspend the Participant’s right to exercise the Option or Stock
Appreciation Right when it reasonably believes that the Participant may have participated in any such act or violation.
6.4Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company (or such other person or entity designated by the Administrator) a notice of exercise, in a form and manner the Company approves
(which may be written, electronic or telephonic and may contain representations and warranties deemed advisable by the Administrator), signed or authenticated by the person authorized to exercise the Option or Stock Appreciation
Right, together with, as applicable, (a) payment in full of the exercise price for the number of Shares for which the
Option is exercised in a manner specified in Section 6.5 and (b) satisfaction in full of any withholding obligation for
Tax-Related Items in a manner specified in Section 10.5. The Administrator may, in its discretion, limit exercise with respect to fractional Shares and require that any partial exercise of an Option or Stock Appreciation Right be with respect to a minimum number of Shares.
6.5Payment Upon Exercise. The Administrator shall determine the methods by which payment of the exercise price of an
Option shall be made, including, without limitation:
(a)Cash, check or wire transfer of immediately available funds; provided that the Company may limit the use of one of the foregoing methods if one or more of the methods below is permitted;
(b)If there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A)
delivery (including electronically or telephonically to the extent permitted by the Company) of a notice that the
Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to deliver promptly to the
Company funds sufficient to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the
Company an amount sufficient to pay the exercise price by cash, wire transfer of immediately available funds or check; provided that such amount is paid to the Company at such time as may be required by the Company;
(c)To the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value on the date of delivery;
(d)To the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;
(e)To the extent permitted by the Administrator, delivery of a promissory note or any other lawful consideration; or
(f)To the extent permitted by the Administrator, any combination of the above payment forms.
6.6Expiration of Option Term or Stock Appreciation Right Term: Automatic Exercise of In-The-Money Options and Stock
Appreciation Rights. Unless otherwise provided by the Administrator in an Award Agreement or otherwise or as otherwise directed by a holder of an Option or a Stock Appreciation Right in writing to the Company, each vested and exercisable Option and Stock Appreciation Right outstanding on the Automatic Exercise Date with an exercise price per Share that is less than the sum of the Fair Market Value and any related broker’s fees (as described in
Section 11.19(c)) per Share as of such date shall automatically and without further action by the holder of the Option or Stock Appreciation Right or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 6.5(b) or 6.5(d)

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and the Company or any Subsidiary shall be entitled to deduct or withhold an amount sufficient to satisfy any withholding obligation for Tax-Related Items associated with such exercise in accordance with Section 10.5. Unless otherwise determined by the Administrator, this Section 6.6 shall not apply to an Option or Stock Appreciation Right if the holder of such Option or Stock Appreciation Right incurs a Termination of Service on or before the Automatic
Exercise Date. For the avoidance of doubt, no Option or Stock Appreciation Right with an exercise price per Share that is equal to or greater than the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 6.6.
6.7Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options (and Award Agreements related thereto) will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of
Shares acquired under the Option made within the later of (a) two years from the grant date of the Option or (b) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the
Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under
Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Nonqualified Stock
Option.
Article VII.
RESTRICTED STOCK; RESTRICTED STOCK UNITS
7.1General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service
Provider, subject to forfeiture or the Company’s right to repurchase all or part of the underlying Shares at their issue price or other stated or formula price from the Participant if conditions the Administrator specifies in the Award
Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award
Agreement, to Service Providers. The Administrator shall establish the purchase price, if any, and form of payment for
Restricted Stock and Restricted Stock Units; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by
Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock and
Restricted Stock Units to the extent required by Applicable Law. The Award Agreement for each Award of Restricted
Stock and Restricted Stock Units shall set forth the terms and conditions not inconsistent with the Plan as the
Administrator shall determine.
7.2Restricted Stock.
(a)Stockholder Rights. Unless otherwise determined by the Administrator, each Participant holding Shares of
Restricted Stock will be entitled to all the rights of a stockholder with respect to such Shares, subject to the restrictions in the Plan and the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which such Participant becomes the record holder of such
Shares; provided, however, that with respect to a share of Restricted Stock subject to restrictions or vesting conditions, except in connection with a spin-off or other similar event as otherwise permitted under Section 9.2, dividends which are paid to Company stockholders prior to the removal of restrictions and satisfaction of vesting conditions shall only be paid to the Participant to the extent that the restrictions are subsequently removed and the vesting conditions are subsequently satisfied and the share of Restricted Stock vests.
(b)Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of Shares of Restricted Stock, together with a stock power endorsed in blank.
(c)Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such Participant would otherwise be taxable under Section 83(a) of the Code, such
Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof.

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7.3Restricted Stock Units. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, subject to compliance with Applicable Law. A Participant holding Restricted Stock Units will have only the rights of a general unsecured creditor of the Company (solely to the extent of any rights then applicable to Participant with respect to such Restricted Stock Units) until delivery of Shares, cash or other securities or property is made as specified in the applicable Award Agreement.
Article VIII.
OTHER TYPES OF AWARDS
8.1General. The Administrator may grant Performance Stock Unit awards, Performance Bonus Awards, Dividend
Equivalents or Other Stock or Cash Based Awards, to one or more Service Providers, in such amounts and subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine.
8.2Performance Stock Unit Awards. Each Performance Stock Unit award shall be denominated in a number of Shares or in unit equivalents of Shares or units of value (including a dollar value of Shares) and may be linked to any one or more of performance or other specific criteria, including service to the Company or Subsidiaries, determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator may consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.
8.3Performance Bonus Awards. Each right to receive a bonus granted under this Section 8.3 shall be denominated in the form of cash (but may be payable in cash, stock or a combination thereof) (a “Performance Bonus Award”) and shall be payable upon the attainment of performance goals that are established by the Administrator and relate to one or more of performance or other specific criteria, including service to the Company or Subsidiaries, in each case on a specified date or dates or over any period or periods determined by the Administrator.
8.4Dividends and Dividend Equivalents. If the Administrator provides, an Award (other than an Option or Stock
Appreciation Right) may provide a Participant with the right to receive dividends or Dividend Equivalents. Dividends and Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or
Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the dividends or Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award
Agreement. Notwithstanding anything to the contrary herein, dividends and Dividend Equivalents with respect to an
Award subject to vesting shall either (a) to the extent permitted by Applicable Law, not be paid or credited or (b) be accumulated and subject to vesting to the same extent as the related Award. Any such dividends or Dividend
Equivalents shall be paid at such time as the Administrator shall specify in the applicable Award Agreement or as determined by the Administrator in the event not specified in such Award Agreement. In no event shall dividends or
Dividend Equivalents be paid with respect to Options or Stock Appreciation Rights.
8.5Other Stock or Cash Based Awards. Other Stock or Cash Based Awards may be granted to Participants, including
Awards entitling Participants to receive cash or Shares to be delivered in the future and annual or other periodic or long-term cash bonus awards (whether based on specified performance criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled, subject to compliance with, or pursuant to an exemption from, Section 409A.
Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines.
Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or
Cash Based Award, including any purchase price, performance goal(s), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement. Except in connection with a spin-off or other similar event as otherwise permitted under Article IX, dividends that are scheduled to be paid prior to vesting of any Other Stock or
Cash Based Award shall only be paid to the applicable Participant to the extent that the vesting conditions are subsequently satisfied and the Other Stock or Cash Based Award vests.
Article IX.
ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS
9.1Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this
Article IX, the Administrator will equitably adjust the terms of the Plan and each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include (a) adjusting the number and type of securities subject to each outstanding Award or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article V hereof on the maximum number and kind of shares that may be issued); (b) adjusting the terms and conditions of (including the grant or exercise price), and the performance goals or other criteria included in, outstanding Awards; and (c) granting new Awards or making cash payments to Participants.
The adjustments provided under this Section 9.1 will be nondiscretionary and final and binding on all interested

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parties, including the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.
9.2Corporate Transactions. In the event of any extraordinary dividend or other distribution (whether in the form of cash,
Common Stock, other securities, or other property), reorganization, merger, consolidation, split-up, spin off, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Law or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (i) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the
Plan or with respect to any Award granted or issued under the Plan, (ii) to facilitate such transaction or event or (iii)
give effect to such changes in Applicable Law or accounting principles:
(a)To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable, in each case as of the date of such cancellation; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;
(b)To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares (or other property) covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such
Award;
(c)To provide that such Award be assumed by the successor or survivor corporation or entity, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation or entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;
(d)To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding
Awards or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article V hereof on the maximum number and kind of shares which may be issued) or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;
(e)To replace such Award with other rights or property selected by the Administrator; or
(f)To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.
9.3Change in Control.
(a)Notwithstanding any other provision of the Plan, in the event of a Change in Control, unless the Administrator elects to (i) terminate an Award in exchange for cash, rights or property, or (ii) cause an Award to become fully exercisable and no longer subject to any forfeiture restrictions prior to the consummation of a Change in
Control, pursuant to Section 9.2, (A) such Award (other than any portion subject to performance-based vesting)
shall continue in effect or be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation and (B) the portion of such Award subject to performance-
based vesting shall be subject to the terms and conditions of the applicable Award Agreement and, in the absence of applicable terms and conditions, the Administrator’s discretion.
(b)In the event that the successor corporation in a Change in Control refuses to assume or substitute for an
Award (other than any portion subject to performance-based vesting, which shall be handled as specified in the individual Award Agreement or as otherwise provided by the Administrator), the Administrator shall cause such Award to become fully vested and, if applicable, exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on such Award to lapse and, to the extent unexercised upon the consummation of such transaction, to terminate in exchange for cash, rights or other property.  The
Administrator shall notify the Participant of any Award that becomes exercisable pursuant to the preceding sentence that such Award shall be fully exercisable for a period of time as determined by the Administrator from the date of such notice (which shall be 15 days if no period is determined by the Administrator),

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contingent upon the occurrence of the Change in Control, and such Award shall terminate upon the consummation of the Change in Control in accordance with the preceding sentence.
(c)For the purposes of this Section 9.3, an Award shall be considered assumed if, following the Change in
Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the
Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per-share consideration received by holders of
Common Stock in the Change in Control.
9.4Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock (including any Equity Restructuring or any securities offering or other similar transaction) or for reasons of administrative convenience or to facilitate compliance with any Applicable Law, the Company may refuse to permit the exercise or settlement of one or more Awards for such period of time as the Company may determine to be reasonably appropriate under the circumstances.
9.5General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 9.1 above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant price or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (b) any merger, consolidation, spinoff, dissolution or liquidation of the Company or sale of Company assets or (c) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares.
Article X.
PROVISIONS APPLICABLE TO AWARDS
10.1Transferability.
(a)No Award may be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, unless and until such Award has been exercised or the Shares underlying such Award have been issued, and all restrictions applicable to such
Shares have lapsed. During the life of a Participant, Awards will be exercisable only by the Participant. After the death of a Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by the Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then-Applicable Law of descent and distribution. References to a Participant, to the extent relevant in the context, will include references to a transferee approved by the Administrator.
(b)Notwithstanding Section 10.1(a), the Administrator, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted
Transferees of such Participant, subject to the following terms and conditions: (i) an Award transferred to a
Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Participant or (B) by will or the laws of descent and distribution;
(ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award to any person other than another Permitted Transferee of the applicable Participant); (iii) the Participant (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation, documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under
Applicable Law and (C) evidence the transfer; and (iv) any transfer of an Award to a Permitted Transferee shall be without consideration, except as required by Applicable Law. In addition, and further notwithstanding

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Section 10.1(a), the Administrator, in its sole discretion, may determine to permit a Participant to transfer
Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.
(c)Notwithstanding Section 10.1(a), if permitted by the Administrator, a Participant may, in the manner determined by the Administrator, designate a Designated Beneficiary. A Designated Beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant and any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Participant’s spouse or domestic partner, as applicable, as the Participant’s Designated
Beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written or electronic consent of the Participant’s spouse or domestic partner. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Participant’s death. For clarity, no
Award may be transferred to a third party for monetary consideration.
10.2Documentation. Each Award will be evidenced in an Award Agreement in such form as the Administrator determines in its discretion. Each Award may contain such terms and conditions as are determined by the Administrator in its sole discretion, to the extent not inconsistent with those set forth in the Plan.
10.3Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat
Participants or Awards (or portions thereof) uniformly.
10.4Changes in Participant’s Status. The Administrator will determine how the disability, death, retirement, authorized leave of absence, work schedule, including part-time or seasonal work, or any other change or purported change in a
Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the
Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable. Except to the extent otherwise required by Applicable Law or expressly authorized by the Company or by the Company’s written policy on leaves of absence, no service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.
10.5Withholding. Each Participant must pay the Company or a Subsidiary, as applicable, or make provision satisfactory to the Administrator for payment of, any Tax-Related Items required by Applicable Law to be withheld in connection with such Participant’s Awards and/or Shares by the date of the event creating the liability for Tax-Related Items. At the
Company’s discretion and subject to any Company insider trading policy (including black-out periods), any withholding obligation for Tax-Related Items may be satisfied by (a) deducting an amount sufficient to satisfy such withholding obligation from any payment of any kind otherwise due to a Participant; (b) accepting a payment from the
Participant in cash, by wire transfer of immediately available funds, or by check made payable to the order of the
Company or a Subsidiary, as applicable; (c) accepting the delivery of Shares, including Shares delivered by attestation; (d) retaining Shares from the Award creating the withholding obligation for Tax-Related Items, valued on the date of delivery; (e) if there is a public market for Shares at the time the withholding obligation for Tax-Related
Items is to be satisfied, selling Shares issued pursuant to the Award creating the withholding obligation for Tax-
Related Items, either voluntarily by the Participant or mandatorily by the Company; (f) accepting delivery of a promissory note or any other lawful consideration; or (g) any combination of the foregoing payment forms.  The amount withheld pursuant to any of the foregoing payment forms shall be determined by the Company and may be up to, but no greater than, the aggregate amount of such obligations based on the maximum statutory withholding rates in the applicable Participant’s jurisdiction for all Tax-Related Items that are applicable to such taxable income.  If any tax withholding obligation will be satisfied under clause (e) of the preceding paragraph, each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to any brokerage firm selected by the Company to effect the sale to complete the transactions described in clause (e).
10.6Amendment of Award. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Nonqualified Stock Option. The Participant’s consent to such action will be required unless (a) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (b) the change is permitted under Article IX or pursuant to Section 11.6.
10.7Prohibition on Repricing. Except pursuant to Article IX, the Administrator shall not, without the approval of the
Company’s stockholders, (a) amend any outstanding Option or Stock Appreciation Right to reduce its exercise price per Share or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the exercise price of such Option or Stock Appreciation Right exceeds the Fair Market Value of the underlying Shares.

Fiscal Year 2025 Proxy Statement	A-13

Appendix
10.8Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (a) all Award conditions have been met or removed to the Company’s satisfaction, (b) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including, without limitation, any applicable securities laws and stock exchange or stock market rules and regulations, (c) any approvals from governmental agencies that the Company determines are necessary or advisable have been obtained, and (d) the Participant has executed and delivered to the
Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy
Applicable Law. The inability or impracticability of the Company to obtain or maintain authority to issue or sell any securities from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Administrator may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the Participant.
10.9Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.
Article XI.
MISCELLANEOUS
11.1No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to commence or continue employment or any other relationship with the Company or a Subsidiary. The Company and its Subsidiaries expressly reserve the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the
Plan or any Award, except as expressly provided in an Award Agreement or other written agreement between the
Participant and the Company or any Subsidiary.
11.2No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Law requires, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).
11.3Effective Date. The Board approved the Plan on January 16, 2026, subject to the approval of the Company’s stockholders. The Plan will become effective on the date it is approved by the Company’s stockholders (the
“Effective Date”). If the Plan is not approved by the Company’s stockholders on or before January 15, 2027, the Plan will not become effective. No Incentive Stock Option may be granted pursuant to the Plan after the tenth anniversary of the date the Plan was approved by the Board.
11.4Amendment of Plan. The Administrator may amend, suspend or terminate the Plan at any time and from time to time;
provided that (a) no amendment requiring stockholder approval to comply with Applicable Law shall be effective unless approved by the stockholders, and (b) no amendment, other than an increase to the Overall Share Limit or pursuant to Article IX or Section 11.6, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after Plan termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as each in effect before such suspension or termination. The Administrator will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Law.
11.5Provisions for Non-U.S. Participants. The Administrator may modify Awards granted to Participants who are nationals of a country other than the United States or employed or residing outside the United States, establish subplans or procedures under the Plan or take any other necessary or appropriate action to address Applicable Law, including (a)
differences in laws, rules, regulations or customs of such jurisdictions with respect to tax, securities, currency, employee benefit or other matters, (b) listing and other requirements of any non-U.S. securities exchange, and (c)
any necessary local governmental or regulatory exemptions or approvals.
11.6Section 409A.
(a)General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the

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Appendix
intended tax treatment of Awards, including any such actions intended to (i) exempt this Plan or any Award from Section 409A, or (ii) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 11.6 or otherwise to avoid the taxes, penalties or interest under
Section 409A with respect to any Award and will have no liability to any Participant or any other person if any
Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.
(b)Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a Participant’s Termination of Service will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the
Participant’s Termination of Service. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a
“separation from service.”
(c)Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award
Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a
“specified employee” (as defined under Section 409A and as the Administrator determines) due to such employee’s “separation from service” will, to the extent necessary to avoid taxes under
Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such
“separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation”
under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.
(d)Separate Payments. If an Award includes a “series of installment payments” within the meaning of
Section 1.409A-2(b)(2)(iii) of Section 409A, the Participant’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment and, if an Award includes “dividend equivalents” within the meaning of Section 1.409A-3(e) of Section 409A, the Participant’s
right to receive the dividend equivalents will be treated separately from the right to other amounts under the
Award.
11.7Limitations on Liability. Notwithstanding any other provisions of the Plan and to the fullest extent permitted by
Applicable Law and the Company’s certificate of incorporation, bylaws and other governing documents, (a) no individual acting as an Administrator, Director, officer or other Employee will be liable to any Participant, former
Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in such person’s capacity as an Administrator, Director, officer or other
Employee, and (b) the Company will indemnify and hold harmless to the maximum extent permitted by Applicable
Law each Director, officer or other Employee that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability
(including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith; provided that such person gives the
Company an opportunity, at its own expense, to handle and defend the same before undertaking to handle and defend it on such person’s own behalf.
11.8Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 11.8 by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the
Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the
Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and
Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its
Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the
Participant’s country may have different data privacy laws and protections than a recipient’s country. By accepting an
Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required
Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any

Fiscal Year 2025 Proxy Statement	A-15

Appendix
Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 11.8 in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s sole discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 11.8. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.
11.9Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.
11.10Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary), the Plan will govern, unless such Award
Agreement or other written agreement was approved by the Administrator and expressly provides that a specific provision of the Plan will not apply.
11.11Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Washington, without regard to the conflict of law rules thereof or of any other jurisdiction. By accepting an Award, each Participant irrevocably and unconditionally consents to submit, at the Company’s discretion, to the exclusive jurisdiction of the courts of the State of Washington and of the United States of America, in each case located in the
State of Washington, for any action arising out of or relating to the Plan (and agrees not to commence any litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to the address contained in the records of the Company shall be effective service of process for any litigation brought against it in any such court. By accepting an Award, each Participant irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of the Plan or Award hereunder in the courts of the State of Washington or the United States of America, in each case located in the State of
Washington, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum. By accepting an Award, each Participant irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any and all rights to trial by jury in connection with any litigation arising out of or relating to the Plan or any Award hereunder.
11.12Clawback Provisions. All Awards (including the gross amount of any proceeds, gains or other economic benefit the
Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any
Shares underlying the Award) will be subject to recoupment by the Company to the extent required to comply with
Applicable Law or any policy of the Company providing for the reimbursement of incentive compensation, whether or not such policy was in place at the time of grant of an Award.
11.13Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the
Plan’s text, rather than such titles or headings, will control.
11.14Conformity to Applicable Law. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Law. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in a manner intended to conform with Applicable Law. To the extent Applicable Law permits, the Plan and all
Award Agreements will be deemed amended as necessary to conform to Applicable Law. For the avoidance of doubt and notwithstanding anything herein to the contrary, any provisions relating to exculpation or indemnification of directors, officers, employees or others under the Plan and all Awards will be administered and construed in accordance with Applicable Law and the Company’s certificate of incorporation, bylaws and other governing documents.
11.15Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary, except as expressly provided in writing in such other plan or an agreement thereunder.
11.16Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or Award
Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.
11.17Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and any
Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including
Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable

A-16	Fiscal Year 2025 Proxy Statement

Appendix
Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
11.18Prohibition on Executive Officer and Director Loans. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the
Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the
Company in violation of Section 13(k) of the Exchange Act.
11.19Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 10.5: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all Participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company and its Directors, officers and other Employees harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

F5, INC.
801 FIFTH AVENUE
SEATTLE, WASHINGTON 98104

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F5, INC.

The Board of Directors recommends you vote FOR the following eight (8) Director Nominees:

Nominees:	**For**	**Against**	**Abstain**
1a. Marianne N. Budnik	☐	☐	☐
1b. Elizabeth L. Buse	☐	☐	☐
1c. Michel Combes	☐	☐	☐
1d. Tami Erwin	☐	☐	☐
1e. Julie M. Gonzalez	☐	☐	☐
1f. François Locoh-Donou	☐	☐	☐
1g. Maya McReynolds	☐	☐	☐
1h. Nikhil Mehta	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	**For**	**Against**	**Abstain**
2. Approve the F5, Inc. 2026 Incentive Award Plan.	☐	☐	☐
3. Advisory vote to approve the compensation of our named executive officers.	☐	☐	☐
4. Ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2026.	☐	☐	☐

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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V83014-P41755

F5, INC.
FISCAL YEAR 2025
ANNUAL MEETING OF SHAREHOLDERS
March 12, 2026

The undersigned hereby appoints François Locoh-Donou and Angelique M. Okeke (collectively, the "proxies"), and each of them, with full power of substitution, as proxies to vote at the annual meeting of shareholders of F5, Inc. (the "Company") for fiscal year 2025, to be held on March 12, 2026 at 11:00 a.m., Pacific Time, by live webcast at www.virtualshareholdermeeting.com/FFIV2026, and at any adjournment or postponement thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company, held or owned by the undersigned, as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CONTINUED AND TO BE SIGNED ON REVERSE SIDE